EXHIBIT 4.2


                                                                  EXECUTION COPY
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                                  PEOPLE'S BANK

                             Transferor and Servicer

                                       and

                              BANKERS TRUST COMPANY

                                     Trustee

           on behalf of the Series 1997-2 Investor Certificateholders

         --------------------------------------------------------------



                            SERIES 1997-2 SUPPLEMENT

                          Dated as of September 1, 1997

                                       to

              AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT

                           Dated as of March 18, 1997

         --------------------------------------------------------------



                                  $500,000,000

                     PEOPLE'S BANK CREDIT CARD MASTER TRUST

                       $425,000,000 Floating Rate Class A
                    Asset Backed Certificates, Series 1997-2

                        $33,750,000 Floating Rate Class B
                    Asset Backed Certificates, Series 1997-2

                 $41,250,000 Collateral Interest, Series 1997-2


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                                TABLE OF CONTENTS

                                                                         Page

RECITALS .................................................................1

SECTION 1.   Designation..................................................1

SECTION 2.   Definitions..................................................2

SECTION 2.1  Other Definitional Provisions...............................27

SECTION 3.   Conveyance of Interest in Series Accounts...................27

SECTION 4.   Minimum Seller Interest, Minimum Aggregate
               Principal Receivables and Removal of Accounts.............27

SECTION 5.   Reassignment and Transfer Terms.............................28

SECTION 6.   Delivery and Payment for the Series 1997-2
               Certificates..............................................28

SECTION 7.   Depositary; Form of Delivery of Series 1997-2
               Certificates..............................................29

SECTION 8.   Enhancement.................................................29

SECTION 9.   Article IV of Agreement.....................................29

SECTION 9.A  Series 1997-2 Pay Out Events................................74

SECTION 10.  Series 1997-2 Termination...................................76

SECTION 11.  Ratification and Reaffirmation of Pooling and
               Servicing Agreement.......................................77

SECTION 12.  Ratification and Reaffirmation of
               Representations and Warranties............................77

SECTION 13.  [RESERVED]..................................................77

SECTION 14.  No Subordination............................................77

SECTION 15.  Repurchase of the Series 1997-2 Certificates................78

SECTION 16.  Counterparts................................................79

SECTION 17.  Additional Covenants of Transferor..........................79

SECTION 18.  Series 1997-2 Investor Exchange.............................79


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                                                                        Page


SECTION 19.  Governing Law...............................................80

SECTION 20.  Notification to Luxembourg Stock Exchange...................80




EXHIBIT 1-A     Form of Class A Investor Certificate
EXHIBIT 1-B     Form of Class B Investor Certificate
EXHIBIT 2       Form of Monthly Certificateholders' Statement
EXHIBIT 3       DTC Letter of Representations
EXHIBIT 4       Form of Monthly Payment Instructions to Trustee
EXHIBIT 5       Form of Notice to Trustee Regarding Completion of
                  Required Deposits and Withdrawals
EXHIBIT 6       Form of Notification to Trustee Regarding Failure
                  to Make Payment




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         SERIES  1997-2  SUPPLEMENT,  dated as of September 1, 1997 (as the same may be amended, supplemented or otherwise modified from time to time in accordance with the Pooling and Servicing Agreement referenced below, this "Series Supplement") by and between PEOPLE'S BANK, a Connecticut capital stock savings bank, as Transferor and Servicer, and BANKERS TRUST COMPANY, a banking corporation organized and existing under the laws of the State of New York, not in its individual capacity but solely as Trustee under the Amended and Restated Pooling and Servicing Agreement dated as of March 18, 1997 between People's Bank and the Trustee (as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms, the "Pooling and Servicing Agreement").

                                    RECITALS:

         1. Section 6.9(b) of the Pooling and Servicing Agreement provides, among other things, that the Transferor and the Trustee may at any time and from time to time enter into a Supplement to the Pooling and Servicing Agreement for the purpose of authorizing the delivery by the Trustee to the Transferor for the execution and redelivery to the Trustee for authentication of one or more Series of Investor Certificates.

         2. Pursuant to this Series Supplement, the Transferor and the Trustee on behalf of the Trust shall create a new Series of Investor Certificates and shall specify the Principal Terms thereof.

         SECTION 1. Designation. (a) The Series 1997-2 Investor Certificates shall be issued in two Classes, which shall be designated generally as the Floating Rate Class A Asset Backed Certificates, Series 1997-2 and the Floating Rate Class B Asset Backed Certificates, Series 1997-2. In addition, there is hereby authorized a third Class which constitutes an uncertificated interest in the Trust, which shall be deemed to be an "Investor Certificate" for all purposes under the Pooling and Servicing Agreement and this Series Supplement, except as expressly provided herein, and shall be known as the Collateral Interest, Series 1997-2 and have the rights assigned to the Collateral Interest in this Series Supplement.

         (b) The Collateral Interest Holder, as holder of an "Investor Certificate" under the Pooling and Servicing Agreement, shall be entitled to the benefits of the Pooling and Servicing Agreement and this Series Supplement upon payment by the Collateral Interest Holder of amounts owing on the Closing Date pursuant to the Loan Agreement. Notwithstanding the foregoing, except as expressly provided herein, (i) the provisions of Article VI and Article XII of the Pooling and Servicing Agreement relating to the registration, authentication, delivery,

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presentation, cancellation and surrender of Registered Certificates shall not be applicable to the Collateral Interest and (ii) the Opinion of Counsel specified in clause (d) of the sixth sentence of subsection 6.9(h) of the Agreement shall not be required with respect to the Collateral Interest.

         SECTION 2. Definitions. In the event that any term or provision contained herein shall conflict with or be inconsistent with any provision contained in the Pooling and Servicing Agreement, the terms and provisions of this Series Supplement shall govern. All capitalized terms not otherwise defined herein are defined in the Pooling and Servicing Agreement. All Article, Section or subsection references herein shall mean Article, Section or subsections of the Pooling and Servicing Agreement except as otherwise provided herein. Each capitalized term used or defined herein shall relate only to the Series 1997-2 Investor Certificates and to no other Series of Certificates issued by the Trust.

         "Accumulation Shortfall" shall mean (a) with respect to the Transfer Date occurring immediately prior to the Initial Class A Accumulation Date, zero, and (b) with respect to each Transfer Date thereafter during the Controlled Accumulation Period occurring prior to the Class A Scheduled Payment Date, the excess, if any, of the applicable Controlled Deposit Amount for the immediately preceding Transfer Date over the amount deposited into the Principal Funding Account pursuant to subsection 4.8(a)(ii)(A) on such preceding Transfer Date.

         "Adjusted Investor Interest" shall mean, on any date of determination, an amount equal to the sum of (a) the Class A Adjusted Investor Interest, (b) the Class B Investor Interest and (c) the Collateral Interest, in each case as of such date of determination.

         "Agent" shall have the meaning specified in the Loan Agreement.

         "Agreement" shall mean the Pooling and Servicing Agreement, as the same may be amended, supplemented or otherwise modified from time to time in accordance with its terms, including by this Series Supplement thereto.

         "Available Investor Principal Collections" shall mean, with respect to any Monthly Period, an amount equal to (a) Principal Collections processed on any Date of Processing during such Monthly Period, which were allocated to the Investor Interest and were deposited in the Principal Account pursuant to subsection 4.4(c)(ii), 4.4(d)(ii) or 4.4(e)(ii) (or which will be deposited in the Collection Account on the Transfer Date following such Monthly Period pursuant to the fourth paragraph of subsection

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4.2(a) of the Agreement and will be allocated to the Investor  Interest pursuant to subsection 4.4(c)(ii), 4.4(d)(ii) or 4.4(e)(ii) as if they had been deposited in the Collection Account during such Monthly Period), plus (b) the sum of the amounts allocated on such related Transfer Date to Investor Default Amounts and
Investor   Charge-Offs   pursuant  to   subsections   4.6(a)(iii),   4.6(a)(iv),
4.6(b)(iii),  4.6(b)(iv), 4.6(d)(i), 4.6(d)(ii), 4.6(d)(ix), 4.6(d)(x) and 4.12,
as applicable, minus (c) the amount of Reallocated Principal Collections with respect to such Monthly Period which pursuant to Section 4.12 are required to fund the Class A Required Amount and the Class B Required Amount (other than any portions thereof that are applied pursuant to (x) subsection 4.6(a)(iii), 4.6(a)(iv), 4.6(b)(iii) or 4.6(b)(iv) and (y) subsection 4.6(d)(i) or 4.6(d)(ii)
(to the extent such portions pursuant to subsection 4.6(d)(i) or 4.6(d)(ii) are available to pay Investor Default Amounts or Investor Charge-Offs), which shall, without duplication, be included as Available Investor Principal Collections pursuant to clause (b) above), plus (d) Available Shared Principal Collections with respect to such Monthly Period.

         "Available Reserve Account Amount" shall mean, as to any Transfer Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (after taking into account any interest and earnings retained in the Reserve Account pursuant to subsection 4.9(b) on such date, but before giving effect to any deposit made or to be made pursuant to subsection 4.6(d)(xi) to the Reserve Account on such date) and (b) the Required Reserve Account Amount.

         "Available Shared Principal Collections" shall mean, with respect to any Monthly Period, Shared Principal Collections available to be allocated to the Series 1997-2 Investor Certificates from each other Series.

         "Base Rate" shall mean, with respect to any Monthly Period, the Certificate Rate plus 2.00% per annum.

         "Calculation Period" shall have the meaning specified in the applicable Interest Rate Cap.

         "Certificate Rate" shall mean, with respect to the Series 1997-2 Investor Certificates and any Monthly Period, the weighted average of (i) the lesser of the Class A Certificate Rate and the Class A Cap Rate, (ii) the lesser of the Class B Certificate Rate and the Class B Cap Rate and (iii) the Collateral Rate (weighted based on the Class A Investor Interest, the Class B Investor Interest and the Collateral Interest, respectively, as of the last day of the preceding Monthly Period).


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         "Class  A  Adjusted  Investor  Interest"  shall  mean,  on any  date of determination, an amount equal to the Class A Investor Interest minus the Principal Funding Account Balance on such date of determination.

         "Class A Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the Class A Floating Allocation of Finance Charge Collections (other than the proceeds of the sale of any Interest Rate Cap pursuant to Section 4.11(g)) processed on any Date of Processing during such Monthly Period, which are allocated to the Investor Interest and deposited in the Finance Charge Account pursuant to Article IV (or which will be deposited in the Collection Account on the Transfer Date following such Monthly Period pursuant to the fourth paragraph of subsection 4.2(a) of the Agreement and will be allocated to the Investor Interest pursuant to subsection 4.4(c)(i), 4.4(d)(i) or 4.4(e)(i) as if they had been deposited in the Collection Account during such Monthly Period), (b) the Principal Funding Investment Proceeds, if any, arising pursuant to subsection 4.3(c) with respect to the related Transfer Date which are to be applied as Class A Available Funds pursuant to such subsection (or which will be required to be deposited in the Finance Charge Account pursuant to such subsections on the related Transfer Date), (c) amounts, if any, to be withdrawn from the Reserve Account which will be deposited into the Finance Charge Account on the related Transfer Date pursuant to subsections 4.9(b) and 4.9(d) and (d) the proceeds from the sale of all or any portion of the Class A Interest Rate Cap deposited into the Collection Account during such Monthly Period pursuant to subsection 4.11(g).

         "Class A Cap Rate" shall mean 10.13% per annum.

         "Class A Certificate Rate" shall mean, with respect to the period from and including the Closing Date through and including October 14, 1997, 5.78625% per annum, and with respect to each Interest Accrual Period thereafter, a per annum rate equal to 0.13% in excess of LIBOR as determined on the related LIBOR Determination Date.

         "Class A Certificateholder" shall mean the Person in whose name a Class A Certificate is registered in the Certificate Register.

         "Class A Certificates" shall mean any of the Floating Rate Class A Asset Backed Certificates, Series 1997-2, executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of
Exhibit 1-A hereto.

         "Class A Covered Amount" shall mean an amount determined as of each Transfer Date with respect to any Interest Accrual Period

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as the product of (a) a fraction, the numerator of which is the actual number of days in such Interest Accrual Period and the denominator of which is 360, (b) the Class A Certificate Rate in effect with respect to such Interest Accrual Period, and (c) the Principal Funding Account Balance as of the Distribution Date preceding such Transfer Date after giving effect to all payments, deposits and withdrawals on such Distribution Date.

         "Class A Excess Interest" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the amount by which the Class A Certificate Rate exceeds the Class A Cap Rate with respect to the immediately preceding Interest Accrual Period, (b) the Class A Excess Principal, if any, as of the preceding Distribution Date (after giving effect to all payments, deposits and withdrawals on such Distribution Date), and (c) the actual number of days in such Interest Accrual Period divided by 360.

         "Class A Excess Principal" shall mean on any date of determination, the amount by which the Class A Adjusted Investor Interest exceeds the Expected Class A Principal after giving effect to all payments, deposits and withdrawals on such date.

         "Class A Floating Allocation" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Adjusted Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided that, with respect to the first Monthly Period, the Class A Floating Allocation means the percentage equivalent of a fraction, the numerator of which is the Class A Initial Investor Interest and the denominator of which is the Initial Investor Interest.

         "Class  A  Initial  Investor  Interest"  shall  mean,  on any  date  of determination, the aggregate initial principal amount of the Class A Certificates on the Closing Date, which is $425,000,000, less the portion of such amount represented by Class A Certificates tendered and canceled pursuant to any Series 1997-2 Investor Exchange occurring prior to such date of determination.

         "Class A Interest Rate Cap" shall mean the master agreement dated as of September 24, 1997 between the Trustee and the Interest Rate Cap Provider, as supplemented by the schedule attached thereto and the confirmation dated
September 24, 1997 between the Trustee and the Interest Rate Cap Provider, relating to the Class A Certificates and for the exclusive benefit of the Class A Certificateholders, or (unless context requires otherwise) any Replacement Interest Rate Cap or Qualified Substitute Arrangement with respect thereto, as the same may in

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each case be amended,  supplemented  or otherwise  modified from time to time in accordance with its terms upon ratings confirmation by the Rating Agency.

         "Class A Investor Charge-Offs" shall have the meaning specified in subsection 4.5(a).

         "Class A Investor Default Amount" shall mean, (i) with respect to the period from and including the Closing Date through and including September 30, 1997, an amount equal to the Class A Investor Default Amount (calculated pursuant to clause (ii) of this definition) for the full September 1997 Monthly Period, multiplied by 7/30, and (ii) with respect to each Monthly Period thereafter, an amount equal to the product of (a) the Investor Default Amount for such Monthly Period and (b) the Class A Floating Allocation for such Monthly Period.

         "Class A Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Class A Initial Investor Interest, minus (b) the aggregate amount of payments of principal paid to the Class A Certificateholders pursuant to Section 4.8 prior to such date of determination, minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs over Class A Investor Charge-Offs reimbursed pursuant to subsections 4.6(a)(iv), 4.6(d)(i) and 4.6(e) prior to such date of determination; provided, however, that upon the tender and cancellation of any Class A Certificates pursuant to a Series 1997-2 Investor Exchange, the amounts stated in clauses (b) and (c) shall be computed with respect to the Class A Certificates not tendered or canceled pursuant to such Series 1997-2 Investor Exchange; provided further, however, that such Class A Investor Interest may not be reduced below zero.

         "Class A Monthly Cap Rate Interest" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the lesser of the Class A Certificate Rate and the Class A Cap Rate with respect to the immediately preceding Interest Accrual Period, (b) the Class A Adjusted Investor Interest as determined as of the preceding Distribution Date or, for the initial Interest Accrual Period, the Closing Date (after giving effect to all payments, deposits and withdrawals on such Distribution Date or Closing Date, as applicable) and
(c) the actual number of days in such Interest Accrual Period divided by 360.

         "Class A Monthly Interest" shall mean, with respect to any Distribution Date, an amount equal to the sum of (a) the product of (i) the Class A Certificate Rate with respect to the immediately preceding Interest Accrual Period and (ii) the lesser of the Class A Adjusted Investor Interest as of the preceding Distribution Date (after giving effect to all payments, deposits and withdrawals on such Distribution Date) and the Expected Class

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A  Principal  as  of  the  preceding   Distribution  Date,  or,  for  the  first
Distribution Date, the Class A Initial Investor Interest, and (iii) the actual number of days in such Interest Accrual Period divided by 360, (b) the Class A Covered Amount for such Interest Accrual Period, and (c) the product of (i) the Class A Excess Principal as of such preceding Distribution Date, (ii) the lesser of the Class A Certificate Rate and Class A Cap Rate with respect to such Interest Accrual Period and (iii) the actual number of days in such Interest Accrual Period divided by 360.

         "Class A Monthly Principal" shall mean, with respect to each Transfer Date relating to the Controlled Accumulation Period or the Rapid Amortization Period, prior to the payment in full of the Class A Investor Interest, an amount equal the least of (i) Available Investor Principal Collections on deposit in the Principal Account with respect to such Transfer Date, (ii) for each Transfer Date with respect to the Controlled Accumulation Period, prior to the Class A Scheduled Payment Date, the applicable Controlled Deposit Amount for such Transfer Date, and (iii) the Class A Adjusted Investor Interest prior to any deposits on such Transfer Date.

         "Class A Monthly Servicing Fee" shall mean (a) with respect to the first Transfer Date, an amount equal to the Class A Monthly Servicing Fee (calculated pursuant to clause (b) of this definition) for the full September 1997 Monthly Period, multiplied by 7/30, and (b) with respect to any subsequent Transfer Date, one-twelfth of the product of 2.00% and the Class A Adjusted Investor Interest on the last day of the preceding Monthly Period.

         "Class A Notional Amount" shall mean, on any date of determination, the notional amount of the Class A Interest Rate Cap on such date, which shall be an amount equal to or greater than the Expected Class A Principal with respect to such date of determination, calculated based upon a Controlled Accumulation Period commencing June 1, 2001 (with a Controlled Accumulation Period Length of four months), less the aggregate notional amount of any portions of the Class A Interest Rate Cap sold on or prior to such date pursuant to Section 4.11(g).

         "Class  A  Required  Amount"  shall  have  the  meaning   specified  in
subsection 4.6(e).

         "Class  A   Scheduled   Payment   Date"  shall  mean  the  August  2002
Distribution Date.

         "Class B Available Funds" shall mean, with respect to any Monthly Period, an amount equal to the sum of (a) the Class B Floating Allocation of Finance Charge Collections (other than the proceeds of the sale of any Interest Rate Cap pursuant to Section

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4.11(g))  processed on any Date of Processing during such Monthly Period,  which are allocated to the Investor Interest and deposited in the Finance Charge Account pursuant to Article IV (or which will be deposited in the Collection Account on the Transfer Date following such Monthly Period pursuant to the fourth paragraph of subsection 4.2(a) of the Agreement and will be allocated to the Investor Interest pursuant to subsection 4.4(c)(i), 4.4(d)(i) or 4.4(e)(i) as if they had been deposited in the Collection Account during such Monthly Period) and (b) the proceeds from the sale of all or any portion of the Class B Interest Rate Cap deposited into the Collection Account during such Monthly Period pursuant to subsection 4.11(g).

         "Class B Cap Rate" shall mean 10.33% per annum.

         "Class B Certificate Rate" shall mean, with respect to the period from and including the Closing Date through and including October 14, 1997, 5.98625% per annum, and with respect to each Interest Accrual Period thereafter, a per annum rate equal to 0.33% in excess of LIBOR, as determined on the related LIBOR Determination Date.

         "Class B Certificateholder" shall mean the Person in whose name a Class B Certificate is registered in the Certificate Register.

         "Class B Certificates" shall mean any of the Floating Rate Class B Asset Backed Certificates, Series 1997-2, executed by the Transferor and authenticated by or on behalf of the Trustee, substantially in the form of
Exhibit 1-B hereto.

         "Class B Excess Interest" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the amount by which the Class B Certificate Rate exceeds the Class B Cap Rate with respect to the immediately preceding Interest Accrual Period, (b) the Class B Excess Principal, if any, as of the preceding Distribution Date (after giving effect to all payments, deposits and withdrawals on such Distribution Date), and (c) the actual number of days in such Interest Accrual Period divided by 360.

         "Class B Excess Principal" shall mean on any date of determination the amount by which the Class B Investor Interest exceeds the Expected Class B Principal after giving effect to all payments, deposits and withdrawals on such date.

         "Class B Fixed Allocation" shall mean, with respect to any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Investor Interest as of the close of business on the last day of the Revolving

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Period and the denominator of which is equal to the Investor  Interest as of the close of business on such day.

         "Class B Floating Allocation" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Investor Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided that, with respect to the first Monthly Period, the Class B Floating Allocation means the percentage equivalent of a fraction, the numerator of which is the Class B Initial Investor Interest and the denominator of which is the Initial Investor Interest.

         "Class  B  Initial  Investor  Interest"  shall  mean,  on any  date  of determination, the aggregate initial principal amount of the Class B Certificates on the Closing Date, which is $33,750,000 less the portion of such amount represented by Class B Certificates tendered and canceled pursuant to any Series 1997-2 Investor Exchange occurring prior to such date of determination.

         "Class B Interest Rate Cap" shall mean the master agreement dated as of September 24, 1997 between the Trustee and the Interest Rate Cap Provider, as supplemented by the schedule attached thereto and the confirmation dated
September 24, 1997 between the Trustee and the Interest Rate Cap Provider, relating to the Class B Certificates and for the exclusive benefit of the Class B Certificateholders, or (unless context requires otherwise) any Replacement Interest Rate Cap or Qualified Substitute Arrangement with respect thereto, as the same may in each case be amended, supplemented or otherwise modified from time to time in accordance with its terms upon ratings confirmation by the Rating Agency.

         "Class B Investor Allocation" shall mean, with respect to any Monthly Period, (a) with respect to Default Amounts and Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Class B Floating Allocation, and (b) with respect to the Principal Receivables during the Controlled Accumulation Period or Rapid Amortization Period, the Class B Fixed Allocation.

         "Class B Investor Charge-Offs" shall have the meaning specified in subsection 4.5(b).

         "Class B Investor Default Amount" shall mean, (i) with respect to the period from and including the Closing Date through and including September 30, 1997, an amount equal to the Class B Investor Default Amount (calculated pursuant to clause (ii) of this definition) for the full September 1997 Monthly Period,

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multiplied by 7/30, and (ii) with respect to each Monthly Period thereafter,  an amount equal to the product of (a) the Investor Default Amount for such Monthly Period and (b) the Class B Floating Allocation for such Monthly Period.

         "Class B Investor Interest" shall mean, on any date of determination, an amount equal to (a) the Class B Initial Investor Interest, minus (b) the aggregate amount of payments of principal paid to the Class B Certificateholders pursuant to Section 4.8 prior to such date of determination, minus (c) the aggregate amount of Reallocated Class B Principal Collections allocated on all prior Transfer Dates pursuant to Section 4.12 with respect to which the Collateral Interest was not reduced pursuant to such Section 4.12, minus (d) the aggregate amount of Class B Investor Charge-Offs with respect to all prior Transfer Dates, minus (e) the amount by which the Class B Investor Interest has been reduced on all prior Transfer Dates pursuant to the third sentence of subsection 4.5(a) plus (f) the aggregate amount allocated and available on all prior Transfer Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that upon the tender and cancellation of any Class B Certificates pursuant to a Series 1997-2 Investor Exchange, the amounts stated in clauses (b), (c), (d), (e) and (f) shall be computed with respect to the Class B Certificates not tendered or canceled pursuant to such Series 1997-2 Investor Exchange; provided further, however, that such Class B Investor Interest may not be reduced below zero.

         "Class B Monthly Cap Rate Interest" shall mean, with respect to any Distribution Date, an amount equal to the product of (a) the lesser of the Class B Certificate Rate and the Class B Cap Rate with respect to the immediately preceding Interest Accrual Period, (b) the Class B Investor Interest as determined as of the preceding Distribution Date or, for the initial Interest Accrual Period, the Closing Date (after giving effect to all payments, deposits and withdrawals on such Distribution Date or Closing Date) and (c) the actual number of days in such preceding Interest Accrual Period divided by 360.

         "Class B Monthly Interest" shall mean, with respect to any Distribution Date, an amount equal to the sum of (a) the product of (i) the Class B Certificate Rate with respect to the immediately preceding Interest Accrual Period, (ii) the lesser of the Class B Investor Interest as of the preceding Distribution Date (after giving effect to all payments, deposits and withdrawals on such Distribution Date) and the Expected Class B Principal as of the preceding Distribution Date, or, for the first Distribution Date, the Class B Initial Investor Interest, and (iii) the actual number of days in such Interest Accrual Period divided by 360 and (b) the product of (i) the Class B

Excess Principal as of such preceding Distribution Date,(ii) the lesser of the Class B Certificate Rate and the Class B Cap Rate with respect to such Interest Accrual Period and (iii) the actual number of days in such Interest Accrual Period divided by 360.

         "Class B Monthly Principal" shall mean, with respect to each Transfer Date relating to the Controlled Accumulation Period immediately following the Class A Scheduled Payment Date, or with respect to any Transfer Date relating to the Rapid Amortization Period, beginning with the Transfer Date on which the Class A Investor Interest has been paid in full (after taking into account payments to be made on the related Distribution Date), an amount equal to the lesser of (i) Available Investor Principal Collections on deposit in the Principal Account (minus the portion of such Available Investor Principal Collections applied to Class A Monthly Principal on such Transfer Date) and (ii) the Class B Investor Interest for such Transfer Date.

         "Class B Monthly Servicing Fee" shall mean (a) with respect to the first Transfer Date, an amount equal to the Class B Monthly Servicing Fee (calculated pursuant to clause (b) of this definition) for the full September 1997 Monthly Period, multiplied by 7/30, and (b) with respect to any subsequent Transfer Date, one-twelfth of the product of 2.00% and the Class B Investor Interest on the last day of the preceding Monthly Period.

         "Class B Notional Amount" shall mean, on any date of determination, the notional amount of the Class B Interest Rate Cap on such date, which shall be an amount equal to the Expected Class B Principal with respect to such date of determination, less the aggregate notional amount of any portions of the Class B Interest Rate Cap sold on or prior to such date pursuant to Section 4.11(g).

         "Class B Payment Commencement Date" shall mean either the Distribution Date on which the Class A Investor Interest is reduced to zero or, if the Class A Investor Interest is paid in full on the Class A Scheduled Payment Date and the Rapid Amortization Period has not commenced, the Distribution Date following the Class A Scheduled Payment Distribution Date.

         "Class  B  Required  Amount"  shall  have  the  meaning   specified  in
subsection 4.6(f).

         "Class B Scheduled Payment Date" shall mean the September 2002 Distribution Date.

         "Closing Date" shall mean September 24, 1997.

         "Collateral Allocation" shall mean, with respect to any Monthly Period,
(a) with respect to Default Amounts and Finance Charge Receivables at any time and Principal Receivables during the Revolving Period, the Collateral Floating Allocation, and (b) with respect to Principal Receivables during the Controlled Accumulation Period or Rapid Amortization Period, the Collateral Fixed Allocation.

         "Collateral Available Funds" shall mean, with respect to any Monthly Period, the Collateral Floating Allocation of Finance Charge Collections processed on any Date of Processing during such Monthly Period, which are allocated to the Investor Interest and deposited in the Finance Charge Account pursuant to Article IV (or which will be deposited in the Collection Account on the Transfer Date following such Monthly Period pursuant to the fourth paragraph of subsection 4.2(a) of the Agreement and will be allocated to the Investor Interest pursuant to subsection 4.4(c)(i), 4.4(d)(i) or 4.4(e)(i) as if they had been deposited in the Collection Account during such Monthly Period).

         "Collateral Default Amount" shall mean, (i) with respect to the period from and including the Closing Date through and including September 30, 1997, an amount equal to the Collateral Default Amount (calculated pursuant to clause
(ii) of this definition) for the full September 1997 Monthly Period, multiplied by 7/30, and (ii) for each Monthly Period thereafter, an amount equal to the product of (a) the Investor Default Amount for such Monthly Period and (b) the Collateral Floating Allocation for such Monthly Period.

         "Collateral Fixed Allocation" shall mean, with respect to any Monthly Period following the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Interest as of the close of business on the last day of the Revolving Period and the denominator of which is equal to the Investor Interest as of the close of business on such day.

         "Collateral Floating Allocation" shall mean, with respect to any Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Collateral Interest as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the Adjusted Investor Interest as of the close of business on such day; provided that, with respect to the first Monthly Period, the Collateral Floating Allocation means the percentage equivalent of a fraction, the numerator of which is the Initial Collateral Interest and the denominator of which is the Initial Investor Interest.

         "Collateral Interest" shall mean, on any date of determination, a fractional undivided interest in the Trust which shall consist of the right to receive, to the extent necessary to make the required payments to the Collateral Interest Holder under this Series Supplement, the portion of Collections allocable thereto under the Agreement and this Series Supplement, and funds on deposit in the Collection Account allocable thereto pursuant to the Agreement and this Series Supplement. On any date of determination, for purposes of all calculations in the Agreement and this Series Supplement, the amount of the Collateral Interest shall be an amount equal to (a) the Initial Collateral Interest, minus (b) the aggregate amount of payments of principal paid to the Collateral Interest Holder pursuant to Section 4.8 prior to such date of determination, minus (c) the aggregate amount of Reallocated Principal Collections allocated on all prior Transfer Dates pursuant to Section 4.12, minus (d) the aggregate amount of Collateral Interest Charge-Offs with respect to all prior Transfer Dates, minus (e) the amount by which the Collateral Interest has been reduced on all prior Transfer Dates pursuant to the second sentence of subsection 4.5(a) plus (f) the aggregate amount allocated and available on all prior Transfer Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e); provided, however, that such Collateral Interest may not be reduced below zero.

         "Collateral Interest Charge-Offs" shall have the meaning specified in subsection 4.5(c).

         "Collateral Interest Holder" shall mean the entity so designated in the Loan Agreement.

         "Collateral Interest Monthly Servicing Fee" shall mean (a) with respect to the first Transfer Date, an amount equal to the Collateral Interest Monthly Servicing Fee (calculated pursuant to clause (b) of this definition) for the full September 1997 Monthly Period, multiplied by 7/30, and (b) with respect to any subsequent Transfer Date, one-twelfth of the product of 2.00% and the Collateral Interest on the last day of the preceding Monthly Period.

         "Collateral Interest Surplus" shall mean, with respect to any date of determination, the amount, if any, by which the Collateral Interest as of such date (after giving effect to reductions in the Collateral Interest for any Collateral Interest Charge-Offs and Reallocated Principal Collections and any further adjustments to the Collateral Interest for the benefit of the Class A Certificateholders and the Class B Certificateholders as of such date) exceeds the Required Collateral Interest as of such date.

         "Collateral Monthly Interest" shall mean, with respect to any Transfer Date, an amount equal to the product of (i) the Collateral Rate with respect to the related Interest Accrual Period, (ii) the Collateral Interest as of the preceding Distribution Date (after giving effect to all payments, deposits and withdrawals on such Distribution Date) or, for the first Transfer Date, the Initial Collateral Interest, and (iii) the actual number of days in the related Interest Accrual Period divided by 360.

         "Collateral Monthly Principal" shall mean (a) with respect to any Transfer Date relating to the Revolving Period, following any reduction of the Required Collateral Interest effected as described in clause (x) of the proviso of the definition of "Required Collateral Interest", an amount equal to the lesser of (x) the Collateral Interest Surplus as of such Transfer Date and (y) the Available Investor Principal Collections on such Transfer Date, (b) with respect to any Transfer Date relating to the Controlled Accumulation Period or the Rapid Amortization Period, as the case may be, an amount equal to the lesser of (x) the Collateral Interest Surplus as of such Transfer Date and (y) the excess, if any of (i) the Available Investor Principal Collections over (ii) the sum of the Class A Monthly Principal and the Class B Monthly Principal on such Transfer Date.

         "Collateral Rate" shall mean for any Interest Accrual Period, the rate specified in the Loan Agreement.

         "Controlled Accumulation Amount" shall mean (a) for any Transfer Date with respect to the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest, $30,357,142.86; provided that if the Controlled Accumulation Period Length is modified pursuant to subsection 4.8(d),
(i) the Controlled Accumulation Amount for each Transfer Date with respect to the Controlled Accumulation Period shall mean the amount determined in accordance with subsection 4.8(d) on the date on which the Controlled Accumulation Period has most recently been modified and (ii) the sum of the Controlled Accumulation Amounts for all Transfer Dates with respect to the modified Controlled Accumulation Period shall not be less than the Class A Investor Interest, and (b) for any Transfer Date with respect to the Controlled Accumulation Period after the payment in full of the Class A Investor Interest, an amount equal to the Class B Investor Interest on such Transfer Date.

         "Controlled Accumulation Date" shall mean June 1, 2001.

         "Controlled Accumulation Period" shall mean, unless a Pay Out Event has occurred prior to such date, a period commencing on the Controlled Accumulation Date or such later day as is determined in accordance with subsection 4.8(d) and continuing to, but not including, a Pay Out Commencement Date or to, and including, (i) the date of termination of the Trust pursuant to Section 12.1 of the Agreement or
(ii) the Series 1997-2 Termination Date.

         "Controlled   Accumulation   Period  Length"  shall  have  the  meaning
specified in subsection 4.8(d).

         "Controlled Deposit Amount" shall mean, with respect to any Transfer Date, the sum of (a) the Controlled Accumulation Amount for such Transfer Date and (b) the Accumulation Shortfall, if any, as of such date.

         "Definitive  Certificates"  shall have the meaning specified in Section
6.11 of the Agreement.

         "Discount Option" shall have the meaning specified in Section 4.14.

         "Discounted  Percentage"  shall have the meaning  specified  in Section
4.14.

         "Distribution Account" shall have the meaning specified in subsection 4.3(b).

         "Distribution Date" shall mean October 15, 1997 and the fifteenth day of each calendar month thereafter, or, if such fifteenth day is not a Business Day, the next succeeding Business Day; provided, however, that no Distribution Date shall occur after the earliest to occur of (x) the Distribution Date on which the Investor Interest has been paid in full, (y) the date of termination of the Trust pursuant to Section 12.1 of the Agreement, and (z) the Series 1997-2 Termination Date.

         "Enhancement" shall mean, with respect to the Series 1997-2 Investor Certificates, the subordination of the Collateral Interest to the extent provided herein, and, with respect to the Class A Certificates, the funds and securities on deposit in the Reserve Account, up to the Available Reserve Account Amount, and the subordination of the Class B Certificates to the extent provided herein.

         "Enhancement Provider" shall mean, with respect to the Series 1997-2 Certificates, the Collateral Interest Holder, and with respect to any other Series, the applicable provider of credit enhancement, if any.

         "Excess Principal Funding Investment Proceeds" shall mean, with respect to each Transfer Date relating to the Controlled Accumulation Period, the amount, if any, by which the Principal

Funding Investment Proceeds for such Transfer Date exceed the Class A Covered Amount determined on such Transfer Date.

         "Excess Spread" shall mean the sum of the amounts specified pursuant to subsections 4.6(a)(v), 4.6(b)(v) and 4.6(c)(ii).

         "Expected Class A Principal" shall mean, with respect to any date of determination, (a) on each date to but excluding the Initial Class A Accumulation Date, the Class A Initial Investor Interest, (b) on each date thereafter to but not including the Class A Scheduled Payment Date, the Class A Initial Investor Interest less the product of (i) the Controlled Accumulation Amount and (ii) the number of Distribution Dates that have occurred from and including the Initial Class A Accumulation Date, and (c) on each date thereafter, zero.

         "Expected Class B Principal" shall mean, with respect to any date of determination, (a) on each date to but excluding the Class B Scheduled Payment Date, the Class B Initial Investor
Interest, and (b) on each date thereafter, zero.

         "Finance Charge Account" shall have the meaning specified in Section 4.3(a).

         "Finance Charge Collections" shall mean Collections in respect of Finance Charge Receivables.

         "Fitch" shall mean Fitch Investors Service, L.P.

         "Fixed Investor Percentage" shall mean, with respect to any date of determination, the percentage equivalent of a fraction, the numerator of which is the Investor Interest as of the close of business on the last day of the Revolving Period (or, if there has been an Investor Exchange with respect to the Certificates after the end of the Revolving Period, the Investor Interest as of the end of the Revolving Period will be reduced ratably to reflect the amount of Certificates tendered and canceled pursuant to any Investor Exchange) and the denominator of which is the greater of (a) the Aggregate Principal Receivables as of such date of determination and (b) the sum of the numerators used to calculate the Investor Percentages for all outstanding Series with respect to Principal Receivables on such date of determination.

         "Floating Investor Percentage" shall mean, with respect to any date of determination, the percentage equivalent of a fraction, the numerator of which is the Adjusted Investor Interest determined as of the close of business on the last day of the Monthly Period immediately preceding such date of determination (or with respect to the first Monthly Period, the Initial Investor Interest) and the denominator of which is the greater of (a) the Aggregate Principal Receivables as of such date of determination (or with respect to the first Monthly Period, the aggregate amount of Principal Receivables in the Trust as of the beginning of the day on the Closing Date), and (b) the sum of the numerators used to calculate the Investor Percentages for all outstanding Series on such date of determination with respect to Finance Charge Receivables, Default Amounts or Principal Receivables, as applicable, on such date of determination.

         "Initial Class A Accumulation Date" shall mean the first Distribution Date occurring after the Monthly Period in which the Controlled Accumulation Period commences.

         "Initial   Collateral   Interest"  shall  mean  the  aggregate  initial
principal amount of the Collateral Interest on the Closing Date, which is $41,250,000.

         "Initial Investor Interest" shall mean the sum of the Class A Initial Investor Interest, the Class B Initial Investor Interest and the Initial Collateral Interest.

         "Interest Accrual Period" shall mean, with respect to any Distribution Date, the period beginning on and including the Distribution Date occurring in the preceding calendar month (or, in the case of the first Distribution Date, from and including the Closing Date) through and including the day preceding the current Distribution Date.

         "Interest Rate Cap Payment" shall mean, with respect to any Distribution Date, any payment required to be made by the Interest Rate Cap Provider to the Trust pursuant to an Interest Rate Cap with respect to such Distribution Date.

         "Interest Rate Cap Provider" shall mean Morgan Guaranty Trust Company of New York in its capacity as obligor under the Interest Rate Caps, or if any Replacement Interest Rate Cap or Qualified Substitute Arrangement is obtained pursuant to Section 4.11, any obligor with respect to such Replacement Interest Rate Cap or Qualified Substitute Arrangement.

         "Interest Rate Caps" shall mean, collectively, the Class A Interest Rate Cap and the Class B Interest Rate Cap.

         "Investor Accounts" shall mean the Series 1997-2 Collection Subaccount established under Section 4.2B, the Principal Account, the Principal Funding Account and the Finance Charge Account established under subsection 4.3(a), the Distribution Account established under subsection 4.3(b) and the Reserve Account established under subsection 4.9(a).

         "Investor Charge-Offs" shall mean, with respect to any Transfer Date, the sum of the Class A Investor Charge-Offs, the Class B Investor Charge-Offs and the Collateral Interest Charge-Offs, in each case with respect to such Transfer Date.

         "Investor Default Amount" shall mean, with respect to any Monthly Period, an amount equal to the product of (a) the sum of the Default Amounts for all Defaulted Accounts during such Monthly Period and (b) the Floating Investor Percentage for such Monthly Period.

         "Investor Interest" shall mean for any date of determination, the sum of the Class A Investor Interest, the Class B Investor Interest and the Collateral Interest, each as of such date.

         "Investor Percentage" shall mean, for any date of determination, (a) with respect to Finance Charge Receivables and Default Amounts at any time and Principal Receivables during the Revolving Period, the Floating Investor Percentage and (b) with respect to Principal Receivables during the Controlled Accumulation Period or the Rapid Amortization Period, the Fixed Investor Percentage.

         "LIBOR" shall mean, for any Interest Accrual Period, the London interbank offered quotations rate for one-month Dollar deposits determined for each Interest Accrual Period in accordance with the provisions of Section 4.13.

         "LIBOR Determination Date" shall mean (a) for the initial Interest Period, September 17, 1997 (for the period from and including the Closing Date through and including October 14, 1997) and (b) for each subsequent Interest Accrual Period, the second London Banking Day preceding the first day of such Interest Accrual Period.

         "Loan Agreement" shall mean the agreement among the Transferor, the Servicer, the Trustee, the Agent and the other financial institutions party thereto, dated as of September 24, 1997, as such agreement may be amended, supplemented or otherwise modified from time to time in accordance with its terms.

         "London Banking Day" shall mean any day on which commercial banks are open for business (including dealings in foreign exchange and deposits in U.S. dollars) in London.

         "Minimum Aggregate Principal Receivables" shall have the meaning specified in Section 4 hereof.

         "Minimum Seller Interest" shall have the meaning specified in Section 4 hereof.

         "Monthly Investor Servicing Fee" shall mean (a) with respect to the first Monthly Period, an amount equal to the Monthly Investor Servicing Fee (calculated pursuant to clause (b) of this definition) for the full September 1997 Monthly Period, multiplied by 7/30, and (b) with respect to each subsequent Monthly Period, an amount equal to one twelfth of the product of 2.00% and the Adjusted Investor Interest as of the last day of the preceding Monthly Period.

         "Monthly Total Principal Allocation" shall mean (a) with respect to any day in a Monthly Period, the Principal Allocation for such day plus the sum of all Principal Allocations on each prior day of such Monthly Period or (b) with respect to any Monthly Period, the Principal Allocation, if any, for the last day of such Monthly Period plus the sum of all Principal Allocations on each prior day of such Monthly Period.

         "Pay Out Commencement Date" shall mean, with respect to the Series 1997-2 Investor Certificates, the date on which a Trust Pay Out Event is deemed to occur or occurs pursuant to Section 9.1 of the Agreement or a Series 1997-2 Pay Out Event is deemed to occur or occurs pursuant to Section 9A hereof.

         "Permitted Investments" shall mean with respect to the Investor Accounts, (a) negotiable instruments or securities either represented by instruments in bearer or registered form or book-entry form at a federal reserve bank or held by a clearing corporation which are registered in the name of the Trustee upon books maintained for that purpose by or on behalf of the issuer thereof and identified on books maintained for that purpose by the Trustee and held for the benefit of the Trust or the Certificateholders and which evidence
(i) direct obligations of the United States of America or any agency or instrumentality thereof the full and timely payment of which is guaranteed by the full faith and credit of the United States of America; (ii) demand deposits, time deposits or certificates of deposit of, or bankers' acceptances issued by, any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking or depositary institution authorities; provided, however, that at the time of the Trust's investment or contractual commitment to invest therein, the certificates of deposit or short-term deposits, if any, of such depositary institution or trust company shall have a credit rating from Standard & Poor's of A-1+ and from Fitch (if rated by Fitch) of F-1+, and either such certificates of deposit or short-term deposits shall have a credit rating from Moody's of P-1 or the long-term unsecured debt obligations of such depositary institution or trust company (other than such obligations whose rating is based on collateral or on the credit of a Person other than such institution or trust company) shall have a rating from

Moody's of at least Aa3, and the amount of such time deposits, demand deposits or certificates of deposit are fully insured within the limits of insurance set by the FDIC and the combined capital, surplus and undivided profits of such depositary institution or trust company is not less than $3 million; (iii) certificates of deposit having, at the time of the Trust's investment or contractual commitment to invest therein, a rating from Moody's, Standard & Poor's and Fitch (if rated by Fitch) of P-1 and A-1+ and F-1+, respectively;
(iv) commercial paper having, at the time of the Trust's investment or contractual commitment to invest therein, a rating from Moody's, Standard & Poor's and Fitch (if rated by Fitch) of P-1, A-1+ and F-1+, respectively; or (v) investments in money market funds registered under the Investment Company Act rated in each case in the highest investment category by Standard & Poor's, Moody's and Fitch (if rated by Fitch), or otherwise approved in writing by the Rating Agency and acceptable to the Enhancement Provider; and (b) demand deposits in the name of the Trust or the Trustee, on behalf of the Trust, in any depositary institution or trust company referred to in clause (a)(ii) above; provided, however, that with respect to any of the Permitted Investments referred to herein, if requested by the Enhancement Provider, the Servicer shall furnish to the Enhancement Provider an Opinion of Counsel, in form and substance satisfactory to the Enhancement Provider and from counsel reasonably acceptable to it, to the effect that, upon conveyance of possession or registered ownership to the Trustee or its agent, nominee or custodian, on behalf of the Trust, of such Permitted Investment, the Trustee, on behalf of the Trust, will have a perfected first priority security interest in and to such Permitted Investment for the benefit of the Series 1997-2 Investor Certificateholders. Such opinion will be required only with respect to Permitted Investments of a type that have not previously been the subject of such an opinion or that have been the subject of a change in law. Notwithstanding the foregoing, if the Rating Agency rating the Series 1997-2 Investor Certificates is not Standard & Poor's, Moody's or Fitch, any investments specified in this definition of "Permitted Investments" as requiring a specific credit rating from Standard & Poor's, Moody's or Fitch (if rated by Fitch) must also have a comparable credit rating from, or otherwise be acceptable to, the Rating Agency rating the Series 1997-2 Investor Certificates, as confirmed to the Trustee in writing by such Rating Agency, and any investments specified in this definition of "Permitted Investments" as requiring written approval from Standard & Poor's, Moody's or Fitch must also receive written approval from such other Rating Agency.

         "Pool Amount" shall mean, with respect to any Monthly Period, the aggregate amount of Principal Receivables as of the close of business on the last day of such Monthly Period.

         "Pool Factor" shall mean, with respect to any Record Date, a number carried out to seven decimal places representing the ratio of the Investor
Interest as of the end of the last day of the preceding Monthly Period (determined after taking into account any increases or decreases in the Investor Interest which will occur on the following Distribution Date) to the Initial Investor Interest.

         "Pooling and Servicing Agreement" shall have the meaning specified in the preamble to this document.

         "Portfolio Yield" shall mean, with respect to the Series 1997-2 Investor Certificates and any Monthly Period, the annualized percentage equivalent of a fraction the numerator of which is equal to the sum of (i) the lesser of (x) the Finance Charge Receivables allocable to the Investor Interest for such Monthly Period, calculated on a billed basis, after subtracting therefrom an amount equal to the Investor Default Amount with respect to such Monthly Period, and (y) the aggregate amount of Collections with respect to such Monthly Period, (ii) the Principal Funding Investment Proceeds deposited into the Finance Charge Account on the Transfer Date related to such Monthly Period,
(iii) the amount of the Reserve Draw Amount (up to the Available Reserve Account Amount), if any, with respect to such Monthly Period, and (iv) any amounts of interest and earnings described in Section 4.9, each deposited or required to be deposited into the Finance Charge Account on the Transfer Date relating to such Monthly Period (without duplication of amounts referenced in clauses (i), (ii) and (iii) above), and the denominator of which is the Investor Interest as of the last day of the preceding Monthly Period.

         "Principal Account" shall have the meaning specified in subsection 4.3(a).

         "Principal Allocation" shall have the meaning specified in subsection 4.4(d)(ii).

         "Principal Collections" shall mean Collections in respect of Principal Receivables.

         "Principal Funding Account" shall have the meaning specified in subsection 4.3(a).

         "Principal Funding Account Balance" shall mean, with respect to any date of determination, the amount of funds, if any, on deposit in the Principal Funding Account on such date of determination (other than Principal Funding Investment Proceeds).

         "Principal Funding Investment Proceeds" shall mean, with respect to each Transfer Date, the investment earnings on funds in the Principal Funding Account (net of investment expenses and losses) for the period from and including the immediately preceding Transfer Date to but excluding such Transfer Date.

         "Principal Funding Investment Shortfall" shall mean, with respect to each Transfer Date relating to the Controlled Accumulation Period, the amount, if any, by which the Principal Funding Investment Proceeds for such Transfer Date are less than the Class A Covered Amount determined as of such Transfer Date.

         "Principal Shortfall" shall mean (i) on any Date of Processing for the Series 1997-2 Investor Certificates, the excess of (x) an amount equal to the sum of (A) during the Controlled Accumulation Period, the Controlled Deposit Amount, and during the Rapid Amortization Period, the Investor Interest, in each case with respect to the related Monthly Period, and (B) at any time, the Collateral Interest Surplus with respect to the related Monthly Period over (y) the Monthly Total Principal Allocation for such Date of Processing, or (ii) for any other Series the amounts specified as such in the Supplement for such other Series.

         "Qualified Substitute Arrangement" shall have the meaning specified in subsection 4.11(b).

         "Qualified Trust Institution" shall mean a depository institution or trust company having corporate trust powers under applicable federal and state laws organized under the laws of the United States of America or any one of the states thereof or the District of Columbia; provided, however, that the long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depository institution or trust company shall have a credit rating from Moody's, Standard & Poor's and Fitch (if rated by Fitch) of at least Baa3, BBB- and BBB-, respectively, and the deposits in whose accounts are insured to the limits provided by law and as required by the FDIC.

         "Rapid Amortization Period" shall mean an Amortization Period commencing on the Pay Out Commencement Date and ending on the earlier to occur of (i) the date of termination of the Trust pursuant to Section 12.1 or (ii) the Series 1997-2 Termination Date.

         "Rating   Agency"  shall  mean,  with  respect  to  the  Series  1997-2
Certificates, each of Moody's, Standard & Poor's and Fitch, and with respect to the Collateral Interest means Fitch.

         "Reallocated Class B Principal Collections" shall mean, with respect to any Transfer Date, Principal Collections (including amounts specified pursuant to subsections 4.6(b)(iii) and (iv), 4.6(d)(ii) and 4.6(f) to be treated as Available Investor Principal Collections) applied in accordance with subsection 4.12(a) in an amount not to exceed the product of (a) the Class B Investor Allocation for the Monthly Period relating to such Transfer Date, (b) the Investor Percentage for the Monthly Period relating to such Transfer Date and (c) the amount of Principal Collections for the Monthly Period relating to such Transfer Date; provided, that such amount shall not exceed the Class B Investor Interest after giving effect to any Class B Investor Charge-Offs for such Transfer Date.

         "Reallocated Collateral Principal Collections" shall mean, with respect to any Transfer Date, Principal Collections (including amounts specified pursuant to subsections 4.6(d)(ix) and (x) to be treated as Available Investor Principal Collections) applied in accordance with subsections 4.12(a) and (b) in an amount not to exceed the product of (a) the Collateral Allocation for the Monthly Period relating to such Transfer Date, (b) the Investor Percentage for the Monthly Period relating to such Transfer Date and (c) the amount of Principal Collections for the Monthly Period relating to such Transfer Date; provided, that such amount shall not exceed the Collateral Interest after giving effect to any Collateral Interest Charge-Offs for such Transfer Date.

         "Reallocated Principal Collections" shall mean, with respect to any Transfer Date, the sum of (a) the Reallocated Class B Principal Collections and
(b) the Reallocated Collateral Principal Collections with respect to such Transfer Date.

         "Reference Banks" shall mean four major banks in the London interbank market selected by the Trustee.

         "Replacement Interest Rate Cap" shall mean, with respect to the Class A Interest Rate Cap or the Class B Interest Rate Cap, any substitute interest rate cap having substantially the same terms and conditions as such Interest Rate Cap and with respect to which the Interest Rate Cap Provider party thereto (a) is reasonably acceptable to the Trustee, (b) has either (i) a counterparty rating of at least Aa3 by Moody's and AAA by Standard & Poor's, or (ii) if not a counterparty rating, a long term unsecured debt or long term certificate of deposit rating of at least Aa3 by Moody's and a short term unsecured debt or short term certificate of deposit rating of A-1+ by Standard & Poor's, and (c) is acceptable to Moody's and Standard & Poor's.

         "Required Collateral Interest" shall mean, (a) with respect to the Closing Date, the Initial Collateral Interest and (b) with respect to any Transfer Date thereafter, an amount equal to the product of (1) the Required Collateral Percentage and (2) the

Adjusted Investor Interest on such Transfer Date after taking into account all deposits in the Principal Funding Account on such date and payments to be made on the related Distribution Date, but not less than $15,000,000; provided that
(x) if either (i) there is a reduction in the Collateral Interest pursuant to clause (c), (d) or (e) of the definition of such term or (ii) a Pay Out Event with respect to the Series 1997-2 Investor Certificates has occurred, the Required Collateral Interest for any Transfer Date shall (subject to clause (y) below) equal the Required Collateral Interest for the Transfer Date immediately preceding such reduction or Pay Out Event and (y) in no event shall the Required Collateral Interest exceed the sum of the outstanding principal amounts of (i) the Class A Certificates and (ii) the Class B Certificates, each as of the last day of the Monthly Period preceding such Transfer Date, less cash held in the Principal Funding Account as of such Transfer Date, in each case after taking into account deposits, withdrawals and payments to be made on the related Distribution Date.

         "Required Collateral Percentage" shall mean, with respect to any Transfer Date, 8.25% or, at the Transferor's option, a lesser percentage if on or prior to such Transfer Date the Transferor, the Servicer, the Agent and the Trustee shall each have received a copy of a written notice from the Rating Agency to the effect that such action will not result in such Rating Agency reducing or withdrawing its then existing rating of the Class A Certificates or the Class B Certificates.

         "Required Reserve Account Amount" shall mean, with respect to any Transfer Date on or after the Reserve Account Funding Date, an amount equal to
(a) 0.50% of the Class A Investor Interest or (b) any other amount designated by the Transferor; provided that if such designation is less than the amount determined pursuant to clause (a), Transferor shall (i) provide the Servicer, the Collateral Interest Holder and the Trustee with notification in writing by the Rating Agency addressed to the Transferor, the Servicer and the Trustee that such action will not result in such Rating Agency reducing or withdrawing its then existing rating of the Class A Certificates or the Class B Certificates and
(ii) deliver to the Trustee a certificate of an authorized officer to the effect that, based on the facts known to such officer at such time, in the reasonable belief of the Transferor, such designation will not cause a Pay Out Event or an event that, after the giving of notice or the lapse of time, would cause a Pay Out Event to occur with respect to the Series 1997-2 Investor Certificates.

         "Reserve  Account"  shall  have the  meaning  specified  in  subsection
4.9(a).

         "Reserve Account Funding Date" shall mean the Transfer Date which occurs not later than the earliest of (a) the Transfer Date with respect to the Monthly Period which commences no later than three months prior to the commencement of the Controlled Accumulation Period, or such earlier date as the Servicer may determine, (b) the first Transfer Date for which the Portfolio Yield is less than 2.00%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences twelve months prior to the commencement of the Controlled Accumulation Period, (c) the first Transfer Date for which the Portfolio Yield is less than 3.00%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences six months prior to the commencement of the Controlled Accumulation Period and (d) the first Transfer Date for which the Portfolio Yield is less than 4.00%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Transfer Date with respect to the Monthly Period which commences four months prior to the commencement of the Controlled Accumulation Period.

         "Reserve Account Surplus" shall mean, as of any Transfer Date following the Reserve Account Funding Date, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.

         "Reserve Draw Amount" shall have the meaning specified in subsection 4.9(c).

         "Revolving Period" shall mean the period from and including the Closing Date to, but not including, the earlier of (a) the day the Controlled Accumulation Period commences and (b) the Pay Out Commencement Date.

         "Scheduled Series 1997-2 Termination Date" shall mean the April 2005 Distribution Date.

         "Series 1997-2" shall mean the Series represented by the Series 1997-2 Investor Certificates.

         "Series 1997-2 Certificates" shall mean the Class A Certificates and the Class B Certificates.

         "Series 1997-2 Collection Subaccount" shall have the meaning specified in Section 4.2B.

         "Series 1997-2 Investor Certificateholders" shall mean the Class A Certificateholders, the Class B Certificateholders and the Collateral Interest Holder.

         "Series  1997-2   Investor   Certificates"   shall  mean  the  Class  A
Certificates, the Class B Certificates and the Collateral Interest.

         "Series 1997-2 Investor Exchange" shall mean an Investor Exchange pursuant to Section 6.9(b) of the Agreement and Section 18 hereof.

         "Series  1997-2 Pay Out  Event"  shall have the  meaning  specified  in
Section 9A hereof.

         "Series 1997-2 Termination Date" shall mean the earlier to occur of (i) the day after the Distribution Date on which the Series 1997-2 Investor Certificates are paid in full or (ii) the Scheduled Series 1997-2 Termination Date.

         "Series Servicing Fee Percentage" shall mean 2.00%.

         "Series Supplement" shall have the meaning specified in the preamble to this document.

         "Shared Finance Charge Collections" shall mean, with respect to any Transfer Date, as the context requires, either (a) the amount described in subsection 4.6(d)(xv) allocated to the Series 1997-2 Investor Certificates but available to cover shortfalls, if any, in amounts paid from Finance Charge Collections for other Series, or (b) the aggregate amount allocated to Investor Certificates of all other Series which the related Supplements specify are to be treated as "Shared Finance Charge Collections" and which are available for application pursuant to subsections 4.6(e), 4.6(f) and 4.6(g) on such Transfer Date.

         "Shared Principal Collections" shall mean, as the context requires, either (a) the amounts allocated to the Series 1997-2 Investor Certificates which, in accordance with subsections 4.4(c)(ii), 4.4(d)(ii) and 4.4(e)(ii), may be applied to Principal Shortfalls with respect to other outstanding Series or
(b) the amounts allocated to the investor certificates (which are not retained by the Transferor) of other Series which the applicable Supplements for such Series specify are to be treated as "Shared Principal Collections" and which may be applied to cover Principal Shortfalls with respect to the Series 1997-2 Investor Certificates.

         "Telerate Page 3750" shall mean the display page currently so designated on the Dow Jones Telerate Service (or such other page as may replace that page on that service for the purpose of displaying comparable rates or prices).

         "Transferor" shall mean People's Bank, a Connecticut capital stock savings bank, the Seller under the Agreement.

         SECTION 2.1 Other Definitional Provisions. Whenever a determination is to be made under the Agreement as to whether a given action, course of conduct or set of facts or circumstances could or would have a material adverse effect on the Trust or the Series 1997-2 Investor Certificateholders (or any similar or analogous determination), such determination shall be made without giving effect to the Enhancement.

         SECTION 3. Conveyance of Interest in Series Accounts. (a) The Transferor and the Trustee intend that the Series Accounts and all property credited thereto be the property of the Trust for the benefit of the Certificateholders. If and to the extent the Series Accounts and the property credited thereto are characterized as property of the Transferor, the Transferor hereby assigns, sets-over, conveys, pledges and grants a security interest and lien (free and clear of all other Liens) to the Trustee for the benefit of the Certificateholders, in all of the Transferor's right, title and interest (if any) in and to the Series Accounts and the amounts on deposit in the Series Accounts and all property now or hereafter credited thereto, including but not limited to Permitted Investments, together with all proceeds thereof, as collateral security for the amounts payable from time to time to the Trustee, for the benefit of the Certificateholders.

         (b) The Series Accounts shall be established at a depository institution which agrees in writing as follows: (i) all money, securities, instruments and other property credited to any such account shall be treated as "financial assets" within the meaning of Section 8-102(a)(9) of the 1994 Official Text of the Uniform Commercial Code and (ii) such depository institution will comply with "entitlement orders" (within the meaning of Section 8-102(a)(8) of the 1994 Official Text of the Uniform Commercial Code) issued by the Trustee and relating to such account without further consent by the Transferor or any other person.

         SECTION 4. Minimum Seller Interest, Minimum Aggregate Principal Receivables and Removal of Accounts. (a) The Minimum Seller Interest applicable to the Series 1997-2 Investor Certificates on any date of determination shall be 7% of the average Aggregate Principal Receivables for such date of determination. The Minimum Aggregate Principal Receivables shall be the sum of the numerators used to calculate the Investor Percentage with respect to Principal Receivables for all Series then outstanding. Upon final payment of the Series 1997-2 Investor Certificates, the Minimum Aggregate Principal Receivables shall be computed in a manner consistent with the Agreement or any future Supplement, as appropriate.

         (b) In addition to the requirements contained in subsections 2.7(a) and
(b) of the Agreement with respect to the removal of Accounts, pursuant to subsection 2.7(b)(iii)(c) of the Agreement, the removal of any Receivables of any Removed Accounts on any Removal Date shall not, in the reasonable belief of the Transferor, result in the failure to make a deposit of a Controlled Deposit Amount or a payment of Collateral Monthly Principal.

         SECTION 5. Reassignment and Transfer Terms. The Series 1997-2 Investor Certificates shall be subject to transfer to the Transferor at its option, in accordance with the terms specified in subsection 12.2(a) of the Agreement, on any Distribution Date on or after the Distribution Date on which the Investor Interest is reduced to an amount less than or equal to 5% of the Initial Investor Interest. The Series 1997-2 Investor Certificates shall be subject to mandatory transfer to the Transferor, in accordance with the terms specified in subsection 12.2(a) of the Agreement, on the Distribution Date immediately preceding the Scheduled Series 1997-2 Termination Date if the Investor Interest is reduced to an amount less than or equal to 5% of the Initial Investor Interest and the conditions specified in the proviso to Section 12.2(a) of the Agreement shall have been satisfied. The deposit required in connection with any such purchase shall be equal to (a) the Investor Interest, plus (b) accrued and unpaid interest (other than Class A Excess Interest or Class B Excess Interest, as the case may be) on the Series 1997-2 Investor Certificates through and including the day preceding the day on which such purchase occurs, plus (c) all additional amounts then due and payable to the Collateral Interest Holder under the Loan Agreement, less (d) the amount on deposit in the Finance Charge Account which will be transferred to the Distribution Account pursuant to Section 4.6 on the related Transfer Date, less (e) the amount on deposit in the Principal Account which will be transferred to the Distribution Account pursuant to the second paragraph of Subsection 4.8(a) on the related Transfer Date. The mandatory purchase requirement is in addition to any other provisions and remedies provided by the Agreement and shall not serve to relieve any party of obligations it may otherwise have or waive any remedy that is otherwise provided in the Agreement.

         SECTION 6. Delivery and Payment for the Series 1997-2 Certificates. The Transferor shall execute and deliver the Series 1997-2 Certificates to the Trustee for authentication in accordance with Section 6.1 of the Agreement. The Trustee shall deliver the Series 1997-2 Certificates when authenticated in accordance with Section 6.2 of the Agreement.

         SECTION 7. Depositary;  Form of Delivery of Series 1997-2 Certificates.
(a) The Series 1997-2 Certificates shall be delivered as Book-Entry Certificates as provided in Sections 6.1, 6.2, 6.9 and
6.11 of the Agreement.

         (b) The  depositary  for the Series  1997-2  Certificates  shall be The
Depository Trust Company, and the Class A Certificates and the Class B Certificates shall be initially registered in the name of CEDE & Co., its nominee.

         (c) For purposes of any provision of this Agreement requiring or permitting actions with the consent of, or at the direction of, Holders of Series 1997-2 Investor Certificates, Class A Certificates or Class B Certificates having Undivided Interests aggregating a specified percentage, such direction or consent, with respect to the Class A Certificates and the Class B Certificates, may be given by Certificate Owners having interests in the requisite percentage of Series 1997-2 Certificates, Class A Certificates or Class B Certificates, as the case may be, acting through the Clearing Agency and the Clearing Agency Participants; provided, however, that so long as the Class A Certificates and Class B Certificates are in book-entry form, the Trustee shall only be obligated to follow such directions or consents from the depositary or Clearing Agency.

         SECTION 8. Enhancement. Enhancement for the Series 1997-2 Certificates shall be the subordination of the Collateral Interest to the extent provided herein, the Interest Rate Caps and, with respect to the Class A Certificates, the subordination of the Class B Certificates to the extent provided herein.

         SECTION 9. Article IV of Agreement. Any provision of Article IV of the Agreement which distributes Collections to the Holder of the Exchangeable Seller Certificate on the basis of the Seller Percentage shall continue to apply irrespective of the issuance of the Series 1997-2 Investor Certificates.
Sections 4.1 and 4.2 of the Agreement shall be read in their entirety as provided in the Agreement. Article IV of the Agreement (except for Sections 4.1 and 4.2 thereof) shall read in its entirety as follows and shall be applicable only to the Series 1997-2 Investor Certificates:


                                   ARTICLE IV

               RIGHTS OF SERIES 1997-2 INVESTOR CERTIFICATEHOLDERS
                  AND ALLOCATION AND APPLICATION OF COLLECTIONS

         SECTION 4.2A Rights of Series 1997-2 Investor Certificateholders. The Series 1997-2 Investor Certificates shall represent fractional Undivided Interests in the Trust, consisting of the right to receive, to the extent necessary to make the required payments with respect to such Series 1997-2 Investor Certificates at the times and in the amount specified in this Agreement, (a) the related Investor Percentage of Collections received with respect to the Receivables, (b) funds on deposit in the Collection Account and the Excess Funding Account allocable to the Series 1997-2 Investor Certificates, (c) funds and securities on deposit in the Finance Charge Account, the Principal Account, the Distribution Account and the Series 1997-2 Collection Subaccount, (d) with respect to the Class A Certificates only, funds and securities on deposit in the Reserve Account, up to the Available Reserve Account Amount, and the Principal Funding Account and (e) with respect to the Class A Certificates and the Class B Certificates only, the right to receive payments pursuant to the Interest Rate Caps in accordance with
Section 4.11. The Collateral Interest shall be subordinate to the Class A Certificates and the Class B Certificates to the extent described herein. The Class B Certificates shall be subordinate to the Class A Certificates to the extent described herein. The Exchangeable Seller Certificate shall represent the ownership interest in the Trust Assets not allocated to the Series 1997-2 Investor Certificates or any other Series outstanding; provided, however, the ownership interest represented by the Exchangeable Seller Certificate and any other Series outstanding shall not represent any interest in the Series 1997-2 Collection Subaccount, the Principal Funding Account, the Reserve Account or the Interest Rate Caps, except as specifically provided in this Article IV.

         SECTION  4.2B The Series  1997-2  Collection  Subaccount.  Pursuant  to
Section 4.1 of the Agreement, the Servicer, on behalf of the Trustee, shall establish and maintain a subaccount of the Collection Account to be maintained with a Qualified Trust Institution, which shall initially be Bankers Trust Company, for the benefit of the Series 1997-2 Investor Certificateholders, bearing a designation clearly indicating that the funds therein are held in trust for the benefit of the Series 1997-2 Investor Certificateholders (the "Series 1997-2 Collection Subaccount"). Funds allocable to the Series 1997-2 Investor Certificates which are deposited into the Collection Account will be transferred to the Series 1997-2 Collection Subaccount prior to further application. References in this Series Supplement to deposits of such funds into the Collection Account should be read to include such transfers. The

Servicer, on behalf of the Trustee, at all times shall maintain accurate records reflecting each transaction in the Series 1997-2 Collection Subaccount and that funds held therein shall at all times be held in trust for the benefit of the Series 1997-2 Investor Certificateholders. Pursuant to the authority granted to it pursuant to subsection 3.1(b), the Servicer shall have the power, revocable by the Trustee, to withdraw funds, and to instruct the Trustee to withdraw funds, from the Series 1997-2 Collection Subaccount for the purpose of carrying out its duties hereunder. All such instructions from the Servicer to the Trustee shall be in writing; provided, however, that the Servicer is entitled to give instructions to the Trustee by facsimile. Funds on deposit in the Series 1997-2 Collection Subaccount (not required to be deposited in the Finance Charge Account or the Principal Account pursuant to Section 4.4 hereof) shall at all times be invested by the Trustee, at the direction of the Servicer, in Permitted Investments. Any such investment shall mature and such funds shall be available for withdrawal, on the Transfer Date following the Monthly Period in which such funds were processed for collection; provided, however, that any Permitted Investment in short term U.S. treasury securities may mature one day after such Transfer Date and may be sold on such Transfer Date. All interest and earnings (net of losses and investment expenses) on funds on deposit in the Series 1997-2 Collection Subaccount shall be deposited by the Trustee in a separate deposit account with a Qualified Trust Institution in the name of the Transferor, which shall not constitute a part of the Trust, or shall otherwise be turned over to the Transferor not less frequently than monthly; provided, however, that following the failure of the Servicer to make a payment or deposit, which failure results in the occurrence of a Servicer Default with respect to the Series 1997-2 Investor Certificates, such interest and earnings shall not be paid to the Transferor or deposited in such separate deposit account during the period such Servicer Default is continuing, but shall be retained in, or deposited into, the Finance Charge Account and shall be treated as Finance Charge Collections allocable to the Series 1997-2 Investor Certificateholders. The Qualified Trust Institution shall maintain, either on its own or through its nominee or custodian for the benefit of the Series 1997-2 Investor Certificateholders, possession of any certificated negotiable instrument or security (other than certificated securities held by a clearing corporation) evidencing the Permitted Investments described in clause (a) of the definition thereof relating to the Collection Account from the time of purchase thereof until the time of maturity. Subject to the restrictions set forth above, the Servicer, or a Person designated in writing by the Servicer, shall instruct the Trustee in writing with respect to the investment of funds on deposit in the Series 1997-2 Collection Subaccount. For purposes of determining the availability of funds or the balances in the Series 1997-2 Collection Subaccount for any reason under this Agreement, all investment earnings on such funds (net of losses and expenses) shall be deemed not to be available or on deposit so long as a Servicer Default shall not be continuing pursuant to this Section 4.2B. Permitted Investments shall not be disposed of prior to their maturity other than as provided above with respect to short term U.S. treasury securities.

         SECTION 4.3 Establishment of Series 1997-2 Investor Accounts. (a) The Finance Charge Account, the Principal Account and the Principal Funding Account. The Servicer, for the benefit of the Series 1997-2 Investor Certificateholders, shall establish and maintain with a Qualified Trust Institution, initially Bankers Trust Company, in the name of the Trustee, on behalf of the Trust, three segregated trust accounts maintained in the corporate trust department of such Qualified Trust Institution, and held in trust by such Qualified Trust Institution (the "Finance Charge Account" and the "Principal Account", and the "Principal Funding Account", respectively), bearing a designation clearly indicating that the funds therein are held in trust for the benefit of the Series 1997-2 Investor Certificateholders. The Servicer, on behalf of the Trustee (or the Trustee so long as the Finance Charge Account, the Principal Account or the Principal Funding Account, are established with the Trustee) at all times shall maintain accurate records reflecting each transaction in the Principal Account, the Finance Charge Account and the Principal Funding Account, and that funds held therein shall at all times be held in trust for the benefit of the Series 1997-2 Investor Certificateholders. Pursuant to the authority granted to it pursuant to subsection 3.1(b), the Servicer shall have the power, revocable by the Trustee, to withdraw funds, and to instruct the Trustee to withdraw funds, from the Finance Charge Account, Principal Account and the Principal Funding Account for the purpose of carrying out its duties hereunder. All such instructions from the Servicer to the Trustee shall be in writing; provided, however, that the Servicer is entitled to give instructions to the Trustee by facsimile.

         (b) The Distribution Account. The Servicer, for the benefit of the Series 1997-2 Investor Certificateholders, shall cause to be established and maintained in the name of the Trustee, on behalf of the Trust, with an office or branch of a Qualified Trust Institution (other than the Transferor), initially Bankers Trust Company, a non-interest bearing segregated demand deposit account maintained in the corporate trust department of such Qualified Trust Institution, and held in trust by such Qualified Trust Institution (the "Distribution Account") bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Series 1997-2 Investor Certificateholders. The Paying Agent shall have the revocable authority to make withdrawals from the Distribution Account. Funds on deposit in the Distribution Account shall not be invested.

         (c) Administration of the Finance Charge Account, Principal Account and Principal Funding Account.

                  (i) Funds on deposit in the Finance Charge Account, the Principal Account and the Principal Funding Account shall at all times be invested by the Trustee at the direction of the Servicer in Permitted Investments. Any such investment shall mature and such funds shall be available for withdrawal on or prior to the Transfer Date following the Monthly Period in which such funds were processed for collection. The Qualified Trust Institution which holds the Finance Charge Account, the Principal Account and the Principal Funding Account shall maintain either on its own or through its nominee or custodian for the benefit of the Series 1997-2 Investor Certificateholders, possession of any certificated negotiable instrument or security (other than certificated securities held by a clearing corporation) evidencing the Permitted Investments relating to the Principal Account, the Finance Charge Account or the Principal Funding Account, as the case may be, described in clause (a) of the definition of Permitted Investments from the time of purchase thereof until the time of maturity; provided, however, that any Permitted Investment in short term U.S. treasury securities may mature one day after such Transfer Date and may be sold on such Transfer Date. Subject to the restrictions set forth above, the Servicer, or a Person designated in writing by the Servicer, shall instruct the Qualified Trust Institution which holds the Finance Charge Account, the Principal Account and the Principal Funding Account in writing with respect to the investment of funds on deposit in the Finance Charge Account and the Principal Account. Permitted Investments shall not be disposed of prior to their maturity other than as provided above with respect to short term U.S. treasury securities.

                  (ii) At the end of each month,  all interest and earnings (net of losses and investment expenses) on funds on deposit in the Finance Charge Account and the Principal Account shall be deposited by the Trustee in a separate deposit account with a Qualified Trust Institution in the name of the Transferor, or a Person designated in writing by the Transferor, which shall not constitute a part of the Trust, or shall otherwise be turned over by the Trustee to the Transferor not less frequently than monthly. For purposes of determining the availability of funds or the balances in the Finance Charge Account or the Principal Account for any reason under this Agreement, all investment earnings on such funds (net of losses and expenses) shall be deemed not to be available or on deposit.

                  (iii) On the Transfer  Date  occurring in the month  following the commencement of the Controlled Accumulation Period and on each Transfer Date thereafter with respect to the Controlled Accumulation Period, prior to the Class A Scheduled Payment Date, the Trustee, acting at the Servicer's direction given on or before such Transfer Date, shall transfer from the Principal Funding Account to the Finance Charge Account the Principal Funding Investment Proceeds on deposit in the Principal Funding Account, but not in excess of the Class A Covered Amount, for application as Class A Available Funds applied pursuant to subsection 4.6(a). Any Excess Principal Funding Investment Proceeds shall be paid to the Holder of the Exchangeable Seller Certificate on each Transfer Date. An amount equal to any Principal Funding Investment Shortfall will be deposited in the Finance Charge Account on each Transfer Date from the Reserve Account to the extent funds are available pursuant to subsection 4.9. Except as otherwise provided in this subsection 4.3(c)(iii), Principal Funding Investment Proceeds (including reinvested interest) shall not be considered part of the amounts on deposit in the Principal Funding Account for purposes of this Agreement.

         (d) Termination of Qualified Trust Institution. If the entity with which any of the accounts established pursuant to this Section 4.3 ceases to be a "Qualified Trust Institution," then such entity shall (i) provide the Trustee and the Servicer with prompt written notice that it is no longer a "Qualified Trust Institution" and (ii) transfer the funds deposited in each of the accounts in the manner directed by the Servicer within 10 Business Days of the day on which such entity ceased to be a "Qualified Trust Institution."

         SECTION 4.4 Allocations.

         (a)[Reserved]

         (b) [Reserved]

         (c)Allocations During the Revolving Period. During the Revolving Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, direct the Trustee to transfer from the Collection Account (or, if applicable, the Principal Account or the Principal Funding Account) the following amounts as set forth below:

                  (i) Deposit in the Finance Charge Account an amount equal to the sum of (x) the product of (A) the Floating Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Finance Charge Collections processed on such Date of Processing and
         (y) the proceeds of the sale of any Interest Rate Cap pursuant to subsection 4.11(g) on such Date of Processing; provided, however, that with respect to the initial Interest Accrual Period an additional amount of $1,552,362.11 shall be deposited in the Finance Charge Account from proceeds of the sale of the Series 1997-2 Investor Certificates, and such deposit shall be deemed to have been made pursuant to subsection 4.4(c)(i)(x) for all purposes under this Agreement.

                  (ii) Deposit in the Principal Account an amount equal to the product of (A) the Floating Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of such Principal Collections processed on such Date of Processing; provided, however, that if the amount deposited into the Principal Account pursuant to this subsection 4.4(c)(ii) exceeds the Collateral Interest Surplus, if any, as of such Date of Processing, then such excess shall not be treated as a Principal Allocation and shall be treated as Shared Principal Collections allocable to other Series and applied in accordance with Section 4.2(e) of the Agreement; provided further that, if on any Date of Processing the aggregate amount of Collections deposited in the Principal Account on such Date of Processing pursuant to this subsection 4.4(c)(ii) is less than an amount equal to the Collateral Interest Surplus, then Shared Principal Collections from other Series, if any, allocable to the Series 1997-2 Investor Certificates will be deposited to the Principal Account in accordance with subsection 4.2(e) to the extent of such shortfall.

         (d) Allocations During the Controlled Accumulation Period. During the Controlled Accumulation Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, direct the Trustee to transfer from the Collection Account (or, if applicable, the Principal Account or the Principal Funding Account) the following amounts as set forth below:

                  (i) Deposit in the Finance Charge Account an amount equal to the sum of (x) the product of (A) the Floating Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of Collections processed in respect of Finance Charge Receivables on such Date of Processing and (y) the proceeds of the sale of any

         Interest Rate Cap pursuant to subsection 4.11(g) on such Date of Processing.

                  (ii) Deposit in the Principal Account an amount, if any, equal to the product of (A) the Fixed Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of such Principal Collections processed on such Date of Processing (for any such Date of Processing, a "Principal Allocation"); provided, however, that if the Monthly Total Principal Allocation on such Date of Processing exceeds an amount equal to the sum of (x) the Controlled Deposit Amount, if such Date of Processing is during the Controlled Accumulation Period prior to the beginning of the Monthly Period in which the Class A Scheduled Payment Date occurs, or the Class B Investor Interest if such Date of Processing is in the Controlled Accumulation Period thereafter, and (y) the Collateral Interest Surplus as of such Date of Processing, then such excess shall not be treated as a Principal Allocation and shall be treated as Shared Principal Collections and applied in accordance with Section 4.2(e) of the Agreement; provided, further, that if on any Date of Processing the aggregate Principal Allocation for such Date of Processing and for each prior Date of Processing in such Monthly Period is less than an amount equal to the sum of the Controlled Deposit Amount and the Collateral Interest Surplus, then Shared Principal Collections from other Series, if any, allocable to the Series 1997-2 Investor Certificates will be deposited to the Principal Account in accordance with Section 4.2(e) of the Agreement to the extent of such shortfall.

         (e) Allocations During the Rapid Amortization Period. During the Rapid Amortization Period, the Servicer shall, prior to the close of business on the day any Collections are deposited in the Collection Account, direct the Trustee to transfer from the Collection Account the following amounts as set forth below:

                  (i) Deposit in the Finance Charge Account an amount equal to the sum of (x) the product of (A) the Floating Investor Percentage on the Date of Processing of such Collections and (B) the aggregate amount of such Collections processed in respect of Finance Charge Receivables on such Date of Processing and (y) the proceeds of the sale of any Interest Rate Cap pursuant to subsection 4.11(g).

                  (ii) Deposit in the Principal Account an amount equal to the Principal Allocation; provided, however, that if the Principal
         Allocation on any date exceeds the Investor Interest, the amount of such excess shall be treated as Shared Principal Collections allocable to other Series and applied in accordance with Section 4.2(e) of the Agreement; provided, further, that if on any Date of Processing the Monthly Total Principal Allocation for such Date of Processing in such Monthly Period is less than the aggregate outstanding principal amount of the Series 1997-2 Investor Certificates, then Shared Principal Collections from other Series, if any, allocable to the Series 1997-2 Investor Certificates pursuant to Section 4.2(e) of the Agreement will be deposited in the Principal Account to the extent of such shortfall.

         SECTION 4.5 Defaulted Accounts and Charge-Offs.

         (a) On each Determination Date, the Servicer shall calculate the Class A Investor Default Amount for the preceding Monthly Period. If on the related Transfer Date, the Class A Investor Default Amount for such Determination Date exceeds the sum of the amounts allocated with respect thereto pursuant to subsections 4.6(a)(iii), 4.6(d)(i), 4.6(e) and 4.12(a) with respect to such preceding Monthly Period, then the Collateral Interest (after giving effect to reductions for any Collateral Interest Charge-Offs and any Reallocated Principal Collections on such Transfer Date) will be reduced by the amount of such excess, but not by more than the Class A Investor Default Amount for such Transfer Date. If such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest will be reduced to zero, and the Class B Investor

Interest (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Principal Collections on such Transfer Date) will be reduced by the amount by which the Collateral Interest would have been reduced below zero. If such reduction would cause the Class B Investor Interest to be a negative number, the Class B Investor Interest will be reduced to zero, and the Class A Investor Interest will be reduced by the amount by which the Class B Investor Interest would have been reduced below zero (a "Class A Investor Charge-Off"). If the Class A Investor Interest has been reduced by the amount of any Class A Investor Charge-Offs, it will be reimbursed on any Distribution Date (but not by an amount in excess of the aggregate Class A Investor Charge-Offs) by the amounts allocated and available for such purpose pursuant to subsections 4.6(a)(iv), 4.6(d)(i), 4.6(e) and 4.12(a).

         (b) On each Determination Date, the Servicer shall calculate the Class B Investor Default Amount for the preceding Monthly Period. If on any Determination Date, the Class B Investor Default Amount for such Determination Date exceeds the amount allocated and available to fund such amount pursuant to subsections 4.6(b)(iii), 4.6(d)(ii), 4.6(f) and 4.12(b), the Collateral Interest (after giving effect to reductions for any Collateral Interest Charge-Offs and any Reallocated Principal Collections on such Transfer Date and any adjustments with respect thereto as described in subsection 4.5(a)) will be reduced by the amount of such excess but not by more than the Class B Investor Default Amount for such Transfer Date. If such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest shall be reduced to zero and the Class B Investor Interest shall be reduced by the amount by which the Collateral Interest would have been reduced below zero (a "Class B Investor Charge-Off"). The Class B Investor Interest will also be reduced by the amount of Reallocated Principal Collections in excess of the Collateral Interest pursuant to subsection 4.12(a) and the amount of any portion of the Class B Investor Interest allocated to the Class A Certificates to avoid a reduction in the Class A Investor Interest pursuant to subsection 4.5(a). The Class B Investor Interest will thereafter be reimbursed

(but not in the excess of the unpaid principal balance of the Class B Certificates) on any Transfer Date by amounts allocated and available for that purpose as described under subsections 4.6(b)(iv), 4.6(d)(ii) and (v), 4.6(f) and 4.12(b).

         (c) On each  Determination  Date,  the  Servicer  shall  calculate  the
Collateral Default Amount for the preceding Monthly Period. If on any Determination Date, the Collateral Default Amount for such Determination Date exceeds the amount allocated and available to fund such amount pursuant to subsections 4.6(d)(ix), (x) and (xii) and 4.6(g), the Collateral Interest will be reduced by the amount of such excess but not by more than the lesser of the Collateral Default Amount and the Collateral Interest for such Transfer Date (a "Collateral Interest Charge-Off"). The Collateral Interest will also be reduced by the amount of Reallocated Principal Collections pursuant to subsections 4.12(a) and (b) and the amount of any portion of the Collateral Interest allocated to the Class A Certificates or the Class B Certificates to avoid a reduction in the Class A Investor Interest, pursuant to subsection 4.5(a), or the Class B Investor Interest, pursuant to subsection 4.5(b), respectively. The Collateral Interest will thereafter be reimbursed (but not in the excess of the unpaid principal balance of the Collateral Interest) on any Transfer Date by amounts allocated and available for that purpose as described under subsections 4.6(d)(ix) and (x) and 4.6(g).

         SECTION 4.6 Monthly Payments. On each Determination Date, the Servicer shall notify the Trustee that the Servicer will withdraw, or shall instruct the Trustee to withdraw, and the Trustee acting in accordance with such instructions shall withdraw, on the succeeding Transfer Date, the amounts required to be withdrawn from the Finance Charge Account (or from the finance charge accounts for other Series, as applicable) pursuant to subsections 4.6(a), (b), (c), (d),
(e), (f) and (g). On each Determination Date, the Servicer shall also notify the Trustee of the amounts to be withdrawn by the Trustee, acting on instructions from the Servicer, from the Principal Funding Account and the Reserve Account, pursuant to subsections 4.3(c), 4.9(b) and 4.9(d).

         (a) On each Transfer Date, an amount equal to the Class A Available Funds will be distributed in the following priority:

                  (i) Class A Monthly Cap Rate Interest and the Class A Covered Amount. On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account and deposit to the Distribution Account, to the extent funds are available from Class A Available Funds (i) first, an amount equal to the sum of the Class A Monthly Cap Rate Interest and the Class A Covered Amount for the related Distribution Date; and (ii) then, an amount equal to the amount of any overdue Class A Monthly Cap Rate Interest and overdue Class A Covered Amount, for which a payment has not been made under this subsection 4.6(a)(i) or otherwise pursuant to this Agreement; provided, however, that with respect to the first Distribution Date relating to the Series 1997-2 Investor Certificates, the amount of Class A Monthly Cap Rate Interest referred to in (i) above shall be $1,434,507.81 (reflecting an initial period of 21 days).

                  (ii) Class A Monthly Servicing Fee. On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Class A Available Funds after giving effect to the withdrawals pursuant to subsection 4.6(a)(i), an amount equal to the Class A Monthly Servicing Fee accrued in respect of the preceding Monthly Period, plus all accrued and unpaid Class A Monthly Servicing Fees in respect of previous Monthly Periods, and the Servicer or the Trustee, as the case may be, shall pay such amount to the Servicer.

                  (iii) Class A Investor Default Amount. On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Class A

         Available Funds after giving effect to the withdrawal pursuant to subsections 4.6(a)(i) and (ii), an amount equal to the Class A Investor Default Amount, if any, for the preceding Monthly Period, and the Servicer or the Trustee, as the case may be, shall apply such amount, subject to Section 4.12, in accordance with Section 4.8 as Available Investor Principal Collections.

                  (iv) Reimbursement of Class A Investor Charge-Offs. On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions of the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Class A Available Funds after giving effect to the withdrawals and transfers pursuant to subsections 4.6(a)(i) through (iii), an amount equal to the aggregate amount of Class A Investor Charge-Offs, if any, which have not theretofore been reimbursed pursuant to this subsection 4.6(a)(iv) or otherwise pursuant to the Agreement and shall apply such amount, subject to Section 4.12, in accordance with Section 4.8 as Available Investor Principal Collections. On the date of any such reimbursement, the Class A Investor Interest shall be increased by the amount of such reimbursement of Class A Investor Charge-Offs.

                  (v) Excess Spread. The remaining Class A Available Funds, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in subsection 4.6(d).

         (b) On each Transfer Date, an amount equal to Class B Available Funds will be distributed in the following priority:

                  (i) Class B Monthly Cap Rate Interest. On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account and deposit to the Distribution Account, to the extent funds are available from Class B Available Funds, (i) first, an amount equal to the Class B Monthly Cap Rate Interest for the related Distribution Date; and (ii) then, an amount equal to the amount of any overdue Class B Monthly Cap Rate Interest, for which a payment has not been made under this subsection 4.6(b)(i) or otherwise pursuant to the Agreement; provided, however, that with respect to the first Distribution Date relating to the Series 1997-2 Investor Certificates, the amount referred to in (i) above shall be $117,854.30 (reflecting an initial period of 21 days).

                  (ii) Class B Monthly Servicing Fee. On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Class B Available Funds after giving effect to the withdrawals pursuant to subsection 4.6(b)(i), an amount equal to the Class B Monthly Servicing Fee accrued in respect of the preceding Monthly Period, plus all accrued and unpaid Class B Monthly Servicing Fees in respect of previous Monthly Periods, and the Servicer or the Trustee, as the case may be, shall pay such amount to the Servicer.

                  (iii) Class B Investor Default Amount. On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Class B Available Funds after giving effect to the withdrawal pursuant to subsections 4.6(b)(i) and
         (ii), an amount equal to the Class B Investor Default Amount, if any, for the preceding Monthly Period, and the Servicer or the Trustee, as the case may be, shall apply such amount, subject to Section 4.12, in accordance with Section 4.8 as Available Investor Principal Collections.

                  (iv) Reimbursement of Class B Investor Charge-Offs. On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions of the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Class B Available Funds after giving effect to the withdrawals  and transfers  pursuant to subsections  4.6(b)(i)  through
         (iii), an amount equal to the aggregate amount of Class B Investor Charge-Offs, if any, which have not theretofore been reimbursed pursuant to this subsection 4.6(b)(iv) or otherwise pursuant to this Agreement and shall apply such amount, subject to Section 4.12, in accordance with Section 4.8 as Available Investor Principal Collections. On the date of any such reimbursement, the Class B
         Investor Interest shall be increased by the amount of such reimbursement of Class B Investor Charge-Offs.

                  (v) Excess Spread. The remaining Class B Available Funds, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in subsection 4.6(d).

         (c) On each Transfer Date, an amount equal to the Collateral Available Funds will be distributed in the following priority:

                  (i) Collateral Monthly Servicing Fee. On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Collateral Available Funds, an amount equal to the Collateral Interest Monthly Servicing Fee accrued in respect of the preceding Monthly Period plus all accrued and unpaid Collateral Interest Monthly Servicing Fees in respect of previous Monthly Periods, and the Servicer or the Trustee, as the case may be, shall pay such amount to the Servicer.

                  (ii) Excess Spread. The remaining Collateral Available Funds, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in subsection 4.6(d).

         (d) On each Transfer Date, Excess Spread will be distributed in the following priority:

                  (i) On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread, an amount equal to the Class A Required Amount, if any, with respect to the related Distribution Date, to be applied, with respect to each of the components thereof, in accordance with Section 4.6(a).

                  (ii) On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread, after giving effect to the withdrawal pursuant to subsection 4.6(d)(i), an amount equal to the Class B Required Amount, if any, with respect to the related Distribution Date, to be applied, with respect to each of the components thereof, in accordance with Section 4.6(b).

                  (iii) On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(d)(i) and (ii), and shall deposit in the Distribution Account for distribution to the Class A Certificateholders on the next succeeding Distribution Date pursuant to Section 4.7, an amount equal to the amount of any accrued and unpaid interest on any overdue Class A Monthly Interest, calculated on the basis of (x) a default rate of interest equal to the Class A Certificate Rate plus 0.5% and (y) the actual number of days such Class A Monthly Interest is or was at any time overdue, divided by 360.

                  (iv) On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(d)(i) through (iii), and shall deposit in the Distribution Account for distribution to the Class B

         Certificateholders on the next succeeding Distribution Date pursuant to
         Section 4.7, an amount equal to the amount of any accrued and unpaid interest on any overdue Class B Monthly Interest, calculated on the basis of (x) a default rate of interest equal to the Class B Certificate Rate plus 0.5% and (y) the actual number of days such Class B Monthly Interest is or was at any time overdue, divided by 360.

                  (v) On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(d)(i) through (iv), an amount equal to any unreimbursed reductions in the Class B Investor Interest in connection with the payment of the Class A Required Amount, to reinstate the Class B Investor Interest to the extent of any such reduction, which amount shall be applied, subject to Section 4.12, in accordance with Section
         4.8 as Available Investor Principal Collections.

                  (vi) On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, and pay to the Collateral Interest Holder in accordance with the Loan Agreement, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(d)(i) through (v), an amount equal to the sum of (x) the Collateral Monthly Interest for the related Monthly Period and (y) the amount of any accrued and unpaid Collateral Monthly Interest for any prior Monthly Periods.

                  (vii) On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(d)(i) through (vi), and shall deposit in the Distribution

         Account for distribution to the Class A Certificateholders on the next succeeding Distribution Date pursuant to Section 4.7, an amount equal to the amount by which the Class A Monthly Interest for the related Interest Accrual Period exceeds the Class A Monthly Cap Rate Interest (other than Class A Excess Interest), to the extent such amount is not paid by the Interest Rate Cap Provider pursuant to the Class A Interest Rate Cap in accordance with Section 4.11(a), plus any such amounts accrued and unpaid for prior Interest Accrual Periods.

                  (viii) On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(d)(i) through (vii), and shall deposit in the Distribution Account for distribution to the Class B Certificateholders on the next succeeding Distribution Date pursuant to
         Section 4.7, an amount equal to the amount by which the Class B Monthly Interest for the related Interest Accrual Period exceeds the Class B Monthly Cap Rate Interest (other than Class B Excess Interest), to the extent such amount is not paid by the Interest Rate Cap Provider pursuant to the Class B Interest Rate Cap in accordance with Section 4.11(a), plus any such amounts accrued and unpaid for prior Interest Accrual Periods.

                  (ix) On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(d)(i) through (viii), an amount equal to the Collateral Default Amount for the preceding Monthly Period, which amount shall be applied, subject to Section 4.12, in accordance with
         Section 4.8 as Available Investor Principal Collections.

                  (x) On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(d)(i) through (ix), an amount equal to the aggregate amount by which the Collateral Interest has been reduced below the Required Collateral Interest for reasons other than the payment of principal to the Collateral Interest Holder (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed), which amount shall be applied, subject to Section 4.12, in accordance with Section 4.8 as Available Investor Principal Collections.

                  (xi) On each Transfer Date from and after the Reserve Account Funding Date to but excluding the date on which the Reserve Account shall terminate pursuant to subsection 4.9(f), the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(d)(i) through (x), and shall deposit in the Reserve Account, an amount equal to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount (without giving effect to any deposit made on such date hereunder).

                  (xii) On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(d)(i) through (xi), an amount equal to the aggregate amount of any additional amounts due and payable under the Loan Agreement, which amount shall be applied and distributed in accordance with and to the extent specified in the Loan Agreement.

                  (xiii) On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(d)(i) through (xii), and shall deposit in the Distribution Account for distribution to the Class A Certificateholders on the next succeeding Distribution Date pursuant to
         Section 4.7, an amount equal to the amount of any Class A Excess Interest which accrued during the related Interest Accrual Period.

                  (xiv) On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(d)(i) through (xiii), and shall deposit in the Distribution Account for distribution to the Class B Certificateholders on the next succeeding Distribution Date pursuant to
         Section 4.7, an amount equal to the amount of any Class B Excess Interest which accrued during the related Interest Accrual Period.

                  (xv) On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(d)(i) through (xiv), and shall make such amounts available to be applied as Shared Finance Charge Collections to pay to Certificateholders of other Series to the extent of shortfalls, if any, in amounts payable to such Certificateholders from Finance Charge Collections allocated to such other Series in accordance with the related Supplements.

                  (xvi) On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account, to the extent funds are available from Excess

         Spread after giving effect to the withdrawals pursuant to subsections 4.6(d)(i) through (xv), the amounts of any accrued and unpaid expenses of the Trust specified in writing by the Trustee to the Servicer, and shall make such amounts available to the Trustee to pay such accrued and unpaid expenses of the Trust, if any, not otherwise paid pursuant to this Section 4.6.

                  (xvii) On each Transfer Date, the Servicer or the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Finance Charge Account the remaining Excess Spread after giving effect to the withdrawals pursuant to subsections 4.6(d)(i) through (xvi), and shall pay such amount to the holder of the Exchangeable Seller Certificate.

        (e) With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Class A Required Amount"), if any, by which the sum of (i) Class A Monthly Cap Rate Interest for such Distribution Date, (ii) any Class A Monthly Cap Rate Interest previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iii) the Class A Covered Amount for such Distribution Date and Class A Covered Amounts previously due but not paid to the Class A Certificateholders on a prior Distribution Date, (iv) the Class A Monthly Servicing Fee for the related Distribution Date and any accrued and unpaid Class A Monthly Servicing Fees from prior Monthly Periods, (v) the Class A Investor Default Amount, if any, for the related Monthly Period and (vi) the unreimbursed Class A Investor Charge-Offs, exceeds the Class A Available Funds deposited in the Finance Charge Account for the related Monthly Period. In the event that the Class A Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class A Required Amount on the related Determination Date and all or a portion of the Excess Spread with respect to the related Monthly Period in an amount up to the Class A Required Amount for such Distribution Date shall be distributed from the Finance Charge Account on the related Transfer Date pursuant to subsection

4.6(d)(i). In the event that the Class A Required Amount for such Distribution Date exceeds the amount of Excess Spread with respect to the related Monthly Period, then the Trustee shall, in accordance with the related Supplements, withdraw on such Transfer Date from the finance charge accounts for other Series the amounts of Shared Finance Charge Collections with respect to the related Monthly Period, if any, allocable to the Series 1997-2 Investor Certificates from other Series, in an amount up to the remaining Class A Required Amount, and such amount shall be deposited into the Distribution Account on such Transfer Date for distribution on the related Distribution Date in accordance with the priorities set forth in subsections 4.6(a)(i) through (iv). In the event that the Class A Required Amount for such Distribution Date exceeds the amount of Excess Spread and Shared Finance Charge Collections allocable to the Class A Certificates, all or a portion of the Reallocated Principal Collections with respect to such Monthly Period in an amount up to such excess shall be distributed on such Transfer Date pursuant to subsection 4.12(a).

         (f) With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Class B Required Amount"), if any, by which the sum of (i) Class B Monthly Cap Rate Interest for such Distribution Date, (ii) any Class B Monthly Cap Rate Interest previously due but not paid to the Class B Certificateholders on a prior Distribution Date, (iii) the Class B Monthly Servicing Fee for the related Distribution Date and any accrued and unpaid Class B Monthly Servicing Fees from prior Monthly Periods, (iv) the Class B Investor Default Amount, if any, for the related Monthly Period, and (v) the unreimbursed Class B Investor Charge- Offs, exceeds the Class B Available Funds deposited in the Finance Charge Account for the related Monthly Period. In the event that the Class B Required Amount for the related Transfer Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Class B Required Amount on the related Determination Date and all or a portion of Excess Spread (other than Excess Spread applied to fund the Class A Required Amount with respect to such Distribution Date) with respect to the related

Monthly Period shall be distributed from the Finance Charge Account on such Distribution Date pursuant to subsection 4.6(d)(ii). In the event that the Class B Required Amount for such Distribution Date exceeds the amount of Excess Spread with respect to such Monthly Period remaining after application thereof to fund the Class A Required Amount, then the Trustee shall, in accordance with the related Supplements, withdraw on such Transfer Date from the finance charge accounts for other Series the amounts of Shared Finance Charge Collections with respect to the related Monthly Period, if any, allocable to the Series 1997-2 Investor Certificates from other Series, after the application thereof pursuant to subsection 4.6(e), in an amount up to the remaining Class B Required Amount, and such amount shall be deposited to the Distribution Account on such Transfer Date on the related Distribution Date in accordance with the priorities set forth in subsections 4.6(b)(i) through (iv). In the event that the Class B Required Amount for such Distribution Date exceeds the amount of Excess Spread and Shared Finance Charge Collections allocable to the Class B Certificates on such Transfer Date, all or a portion of the Reallocated Collateral Principal Collections with respect to such Monthly Period, if any, remaining after the application thereof pursuant to Section 4.6(e), in an amount up to such excess, shall be distributed on such Transfer Date pursuant to Section 4.12(b).

         (g) On each Transfer Date, in the event that the amounts due on such Transfer Date pursuant to subsections 4.6(c)(i) and 4.6(d)(v) through (xii) exceed in whole or in part the Excess Spread allocable thereto on to such
Transfer Date, then the Trustee shall, in accordance with the related Supplements, withdraw on such Transfer Date from the finance charge accounts for other Series the amounts of Shared Finance Charge Collections with respect to the related Monthly Period, if any, allocable to the Series 1997-2 Investor Certificates from other Series, after the application thereof pursuant to subsections 4.6(e) and (f), in an amount up to such excess or such lesser amount as may be available after the application thereof pursuant to subsections 4.6(e) and (f), and such amount shall be distributed to the Servicer on such Transfer Date in accordance with Section 4.6(c)(i) and then applied in accordance with the priorities set forth in subsections 4.6(d)(v) through (xii).

         SECTION 4.7 Payment of Investor Certificate Interest. On each Distribution Date, the Paying Agent shall pay in accordance with Section 5.1,
(a) to the Class A Certificateholders from the Distribution Account the amount deposited into the Distribution Account and allocated to the Class A Certificates pursuant to subsections 4.6(a)(i), 4.6(d)(i), (iii), (vii) and
(xiii), 4.6(e), 4.11(a) and 4.12(a) on the related Transfer Date and (b) to the Class B Certificateholders from the Distribution Account the amount deposited into the Distribution Account and allocated to the Class B Certificates pursuant to subsections 4.6(b)(i), 4.6(d)(ii), (iv), (viii) and (xiv), 4.6(f), 4.11(a)
and 4.12(b) on the related Transfer Date.

         SECTION 4.8 Payment of Investor Certificate Principal.

         (a) On each Determination Date, the Servicer shall instruct the Trustee to withdraw, and the Trustee, acting in accordance with such instructions, shall withdraw on such Transfer Date or the related Distribution Date, as applicable, to the extent of available funds, the amounts required to be withdrawn from the Finance Charge Account, the Principal Account, the Principal Funding Account and the Distribution Account as follows:

                  (i) on each Transfer Date with respect to the Revolving Period, an amount equal to the Available Investor Principal Collections for the related Monthly Period shall be distributed on each Transfer Date, to the extent available, in the following priority:

                           (A)  an  amount  equal  to  the  Collateral   Monthly
                  Principal with respect to such Transfer Date shall be distributed to the Collateral Interest Holder in accordance with the Loan Agreement; and

                           (B)  the  remaining   Available   Investor  Principal
                  Collections,   if  any,  shall  constitute   Shared  Principal
                  Collections to be deposited and applied in the manner specified in subsection 4.2(e) of the Agreement.

                  (ii) on each Transfer Date with respect to the Controlled Accumulation Period (beginning on the first Transfer Date following the Monthly Period in which the Controlled Accumulation Period commences), to the extent available, in the following priority:

                           (A) on each  Transfer  Date  occurring  prior  to the
                  Class A Scheduled Payment Date, an amount equal to the Class A Monthly Principal shall be deposited into the Principal Funding Account;

                           (B) on the Transfer  Date  immediately  following the
                  payment in full of the Class A Investor Interest on the Class A Scheduled Payment Date, an amount equal to the Class B Monthly Principal with respect to such Transfer Date will be deposited in the Distribution Account;

                           (C) on each  Transfer Date after giving effect to the
                  distribution referred to in clauses (A) and (B), if a reduction in the Required Collateral Interest has occurred on or prior to such Transfer Date, an amount equal to the Collateral Monthly Principal with respect to such Transfer Date will be paid to the Collateral Interest Holder in accordance with the Loan Agreement; and

                           (D)  the  remaining   Available   Investor  Principal
                  Collections, if any, shall constitute Shared Principal Collections to be deposited and applied in the manner specified in subsection 4.2(e) of the Agreement.

                  (iii) on each Transfer Date with respect to the Rapid Amortization Period (beginning on the first Transfer Date following the Monthly Period in which the Rapid Amortization Period commences), to the extent available, in the following priority:

                           (A) an amount equal to the Class A Monthly  Principal
                  with respect to such Transfer Date will be deposited in the Distribution Account;

                           (B) upon payment of the Class A Investor  Interest in
                  full, an amount equal to the Class B Monthly Principal with respect to such Transfer Date will be deposited in the Distribution Account;

                           (C) upon payment of the Class B Investor  Interest in
                  full, an amount equal to the Collateral Monthly Principal with respect to such Transfer Date will be paid to the Collateral Interest Holder in accordance with the Loan Agreement; and

                           (D)  the  remaining   Available   Investor  Principal
                  Collections, if any, shall constitute Shared Principal Collections to be deposited and applied in the manner specified in subsection 4.2(e) of the Agreement;

         provided, further, that on each Transfer Date in the Controlled Accumulation Period, the Servicer shall withdraw, or instruct the Trustee to withdraw, and on such Transfer Date the Trustee shall withdraw, from the Excess Funding Account and deposit to the Principal Funding Account, an amount equal to the lesser of (x) the amount on deposit therein (exclusive of investment earnings) and (y) the amount by which the Controlled Deposit Amount exceeds the Available Investor Principal Collections on such Transfer Date; provided, further, that on the first Transfer Date in the Rapid Amortization Period, the Servicer shall withdraw, or instruct the Trustee to withdraw, and on such Transfer Date the Trustee shall withdraw, from the Excess Funding Account and deposit to the Distribution Account, any amount on deposit therein (exclusive of investment earnings).

         (b)(i) On the earlier to occur of (i) the first Transfer Date with respect to the Rapid Amortization Period and (ii) the Transfer Date immediately preceding the Class A Scheduled Payment Date, the Trustee, acting in accordance with instructions from the Servicer, shall withdraw from the Principal Funding Account and deposit in the Distribution Account the amount on deposit in the Principal Funding Account.

         (ii) On the Determination Date preceding the Transfer Date immediately prior to the Series 1997-2 Termination Date, the Servicer shall determine the amounts to be deposited pursuant to this sentence and on the final Transfer
Date: (x) the Servicer shall, or shall instruct the Trustee to, and the Trustee shall, withdraw from the Principal Account and deposit into the Distribution Account, an amount which is no greater than the Investor Interest as of the immediately preceding Distribution Date, after giving effect to all payments, deposits and withdrawals made on such date; and (y) the Servicer shall, or shall instruct the Trustee to, and the Trustee shall, withdraw from the Principal Account and deposit into the Collection Account, for allocation to other Series as Principal Collections pursuant to Article IV, the amount, if any, remaining in the Principal Account after giving effect to the withdrawals made pursuant to clause (x).

         (c) On each Distribution Date occurring after a deposit is made to the Distribution Account pursuant to subsection 4.8(a) or (b) of the Agreement or
Section 5 or 15 of the Series Supplement, the Paying Agent shall pay, in accordance with Section 5.1 to the Series 1997-2 Investor Certificateholders from the Distribution Account, the amount so deposited into the Distribution Account.

         (d) The Controlled Accumulation Period is scheduled to commence at the close of business on the Controlled Accumulation Date; provided that if the Controlled Accumulation Period Length (determined as described below) on any Determination Date on or after the Determination Date preceding the Reserve Account Funding Date is less than fourteen months, the Servicer, at its option, may elect to modify the date on which the Controlled Accumulation Period actually commences to the first day of the month that is a number of months prior to the month in which the Class A Scheduled Payment Date occurs at least equal to the Controlled Accumulation Period Length (so

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



that, as a result of such election, the number of Monthly Periods in the Controlled Accumulation Period will at least equal the Controlled Accumulation Period Length) and shall provide prompt written notice of such action to the Trustee; provided that (i) the length of the Controlled Accumulation Period will not be less than four months; (ii) such determination of the Controlled Accumulation Period Length shall be made on each Determination Date prior to the commencement of the Controlled Accumulation Period, and any election to shorten the Controlled Accumulation Period shall be subject to the subsequent lengthening of the Controlled Accumulation Period to the Controlled Accumulation Period Length determined on any subsequent Determination Date, but the Controlled Accumulation Period shall in no event commence prior to the Controlled Accumulation Date, and (iii) notwithstanding any other provision of this Series Supplement to the contrary, no election to postpone the commencement of the Controlled Accumulation Period shall be made after a Pay Out Event shall have occurred and be continuing with respect to any other Series. The "Controlled Accumulation Period Length" will mean a number of months such that the amount available for distribution of principal on the Class A Certificates on the Class A Scheduled Payment Date is expected to equal or exceed the Class A Investor Interest, assuming for this purpose that (1) the payment rate with respect to Principal Collections remains constant at the lowest level of such payment rate during the twelve preceding Monthly Periods (or such lower payment rate as Servicer may select), (2) the total amount of Principal Receivables in the Trust (and the principal amount on deposit in the Excess Funding Account, if any) remains constant at the level on such date of determination, (3) no Pay Out Event with respect to any Series will subsequently occur during the Controlled Accumulation Period and (4) no additional Series (other than any Series being issued on such date of determination) will subsequently be issued during the Controlled Accumulation Period.


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



         SECTION 4.9 Establishment of the Reserve Account.

         (a) Reserve Account. The Servicer, for the benefit of the Class A Certificateholders, shall establish and maintain or cause to be established and maintained with a Qualified Trust Institution (other than the Servicer) in the name of the Trustee, on behalf of the Class A Certificateholders, the "Reserve Account", which shall be a segregated trust account with the corporate trust department of such Qualified Trust Institution, and held in trust by such Qualified Trust Institution bearing a designation clearly indicating that the funds deposited therein are held by the Trustee, on behalf of the Class A Certificateholders. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. If, at any time, the institution holding the Reserve Account ceases to be a Qualified Trust Institution, the Servicer shall within 20 Business Days establish a new Reserve Account meeting the conditions specified above with a Qualified Trust Institution and shall transfer any cash and/or any investments that are on deposit in the existing Reserve Account to such new Reserve Account. From the date such new Reserve Account is established, it shall be the "Reserve Account." The Trustee, acting in accordance with instructions from the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Series Supplement, and (ii) on each Transfer Date (from and after the Reserve Account Funding Date) prior to the termination of the Reserve Account pursuant to Section 4.9(f) make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, subsection 4.6(d)(xi).

         (b) Administration of the Reserve Account. Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any deposits to or withdrawals from the Reserve Account on such Transfer Date, shall be invested by the Trustee at the direction of the Servicer in Permitted Investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date; and provided, further, that each Permitted Investment shall mature such that such Permitted Investment shall be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain, either on its own behalf or through its nominee or custodian, on behalf of the Class A Certificateholders, possession of any certificated negotiable instrument or security (other than certificated securities held by a clearing corporation) evidencing the Permitted Investments made pursuant to this subsection 4.9(b) described in clause (a) of the definition of "Permitted Investments" from the time of purchase thereof until the time of sale or maturity. No Permitted Investment shall be disposed of prior to its maturity. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount; and the balance, if any, shall be deposited into the Finance Charge Account and included in Class A Available Funds for such Transfer Date. For purposes of determining the availability of funds or the balances in the Reserve Account for any reason under this Agreement, except as otherwise provided in the preceding paragraph, all investment earnings on such funds shall be deemed not to be available or on deposit.

         (c) Calculation of Reserve Draw Amount. On or before each Transfer Date with respect to the Controlled Accumulation Period prior to the payment in full of the Class A Investor Interest and on or before the first Transfer Date with respect to the Rapid Amortization Period, the Servicer shall calculate the "Reserve Draw Amount" which shall be equal to the Principal Funding Investment Shortfall with respect to each Transfer Date with respect to the Controlled Accumulation Period or the first Transfer Date with respect to the Rapid Amortization Period less, in each case, the amount of funds deposited into the Finance Charge Account on such Transfer Date pursuant to subsection 4.9(b).

         (d) Withdrawal of Reserve Draw Amount. If the Reserve Draw Amount for any Transfer Date is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer,

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



shall withdraw from the Reserve Account an amount equal to the lesser of (x) such Reserve Draw Amount and (y) the Available Reserve Account Amount as of such Transfer Date, and shall deposit such amount into the Finance Charge Account and included in Class A Available Funds for such Transfer Date.

         (e) Withdrawal of Reserve Account Surplus. If the Reserve Account Surplus for any Transfer Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Transfer Date, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account not later than 1:00 p.m. (New York City time) on such Transfer Date an amount equal to the Reserve Account Surplus and pay such amount in accordance with the Loan Agreement.

         (f) Termination of the Reserve  Account.  Upon the earliest to occur of
(i) the termination of the Trust pursuant to Article XII of the Agreement, (ii) if the Controlled Accumulation Period has not commenced, the first Transfer Date relating to the Rapid Amortization Period, and if the Controlled Accumulation Period has commenced, the earlier to occur of (I) the first Transfer Date with respect to the Rapid Amortization Period and (II) the Transfer Date immediately preceding the Class A Scheduled Payment Date, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Class A Certificateholders that are payable from the Reserve Account as provided in this Series Supplement, shall withdraw from the Reserve Account and pay in accordance with the Loan Agreement, all amounts, if any, on deposit in the Reserve Account and the Reserve Account shall be deemed to have terminated for purposes of this Series Supplement.

         SECTION 4.10 Transferor's or Servicer's Failure to Make a Deposit or Payment.

         (a) If the Servicer fails to make, or to give instructions to make, any payment or deposit (other than as required by subsection 2.4(d) (except as provided in the immediately following paragraph), 2.4(e), 2.4(f), 3.3, 9.2, 10.2, or 12.2(a) of the Agreement, or Sections 4 or 15 of this Series Supplement (collectively, "Excluded Payments")) relating to the Series 1997-2 Investor Certificates required to be made or given by the Servicer on the related Transfer Date at the time specified in the Agreement (including applicable grace periods), the Trustee shall make such payment or deposit from the applicable Investor Account without instruction from the Servicer. The Trustee shall be required to make any such payment, deposit or withdrawal hereunder only to the extent that it has sufficient information to allow the Trustee to determine the amount thereof; provided, however, that the Trustee shall in all cases be deemed to have sufficient information to determine the amount of interest (i) required to be paid or provided for under subsections 4.6(a)(i), (b)(i) and (d)(vi) on each Transfer Date, and (ii) payable to the Series 1997-2 Investor Certificateholders on each Distribution Date. The Servicer shall, upon request of the Trustee, promptly provide the Trustee with all information necessary to allow the Trustee to make such a payment or withdrawal. Such funds or the proceeds of such withdrawal shall be applied by the Trustee in the manner in which such payment or deposit should have been made by the Transferor or the Servicer, as the case may be.

         SECTION 4.11 Interest Rate Caps.

         (a) The Trustee hereby acknowledges that the Class A Interest Rate Cap has been obtained for the benefit of the Class A Certificateholders and the Class B Interest Rate Cap for the benefit of the Class B Certificateholders. Each of the Interest Rate Caps provides that (i) the Trust shall not be required to make any payments thereunder and (ii) the Trust shall be entitled to receive a payment (determined in accordance with the respective Interest Rate Cap) from the Interest Rate Cap Provider on or prior to each Transfer Date if LIBOR plus 0.13% for the related Interest Accrual Period exceeds the Class A Cap Rate or LIBOR plus 0.33% for the related Interest Accrual Period exceeds the Class B Cap Rate. The Interest Rate Cap Provider will make a payment on or prior to each Transfer Date to the Trustee, on behalf of the Trust, in an amount equal to the product of (i) the amount by which, in the case of the Class A Interest Rate Cap, LIBOR plus 0.13% exceeds the Class A Cap Rate or, in the case of the Class B Interest Rate Cap, LIBOR plus 0.33% exceeds the Class B Cap Rate, as applicable, (ii) the Class A Notional Amount or the Class B Notional Amount, as applicable, for the related Calculation Period, and (iii) the actual number of days in such Calculation Period divided by 360. Payments pursuant to the Class A Interest Rate Cap will be deposited in the Distribution Account for payment to the Class A Certificateholders on the following Distribution Date. Payments pursuant to the Class B Interest Rate Cap will be deposited in the Distribution Account for payment to the Class B Certificateholders on the following Distribution Date.

         (b) In the event that the counterparty rating of the Interest Rate Cap Provider is withdrawn or reduced below Aa3 by Moody's or below AAA by Standard & Poor's or, with respect only to an Interest Rate Cap Provider for a Replacement Interest Rate Cap, (i) the long term unsecured debt or long term certificate of deposit rating of such Interest Rate Cap Provider is withdrawn or reduced below Aa3 by Moody's or (ii) the short term unsecured debt or short term certificate of deposit rating of the Interest Rate Cap Provider is withdrawn or reduced below A-1+ by Standard & Poor's, then within 30 days after such withdrawal or reduction (notice of which the Interest Rate Cap Provider is required, under each Interest Rate Cap, to provide to the Trustee, Moody's and Standard & Poor's promptly upon obtaining knowledge thereof and notice of which the Trustee shall provide to the Servicer and Fitch within two Business Days after receipt thereof), the Interest Rate Cap Provider, at its own expense, is required, under each Interest Rate Cap, either to (x) obtain a Replacement Interest Rate Cap for each such Interest Rate Cap to which it is then currently a party or (y) enter into or establish, with respect to each such Interest Rate Cap, any other arrangement satisfactory to Moody's and Standard & Poor's, including collateral, guarantees or letters of credit, which arrangement will result in Moody's and Standard & Poor's not reducing or withdrawing the ratings of the Class A Certificates or the Class B Certificates in effect immediate prior to the ratings downgrade of the Interest Rate Cap Provider (a "Qualified Substitute Arrangement"). Upon receipt of notice of any such reduction or withdrawal, the Trustee, at the direction of the Servicer, shall, unless such a Replacement Interest Rate Cap Provider or Qualified Substitute Arrangement has theretofore been established or obtained, use its best efforts to establish or obtain or cause the Interest Rate Cap Provider to establish or obtain, with respect to each such Interest Rate Cap, a Replacement Interest Rate Cap or Qualified Substitute Arrangement; provided, however, that in the event at any time any Qualified Substitute Arrangement established pursuant to this Section 4.11 or pursuant to the applicable Interest Rate Cap shall cease to be satisfactory to the Rating Agency or shall terminate prior to the Class A Scheduled Payment Date (in the case of a Qualified Substitute Arrangement with respect to the Class A Interest Rate Cap) or the Class B Scheduled Payment Date (in the case of a Qualified Substitute Arrangement with respect to the Class B Interest Rate Cap), then the provisions of this Section 4.11(b) shall again be applied and in connection therewith the 30-day period referred to above shall commence on the date the Servicer receives notice of such cessation or termination, as the case may be. Subject to Section 4.11(c) below, the Trustee shall, with respect to any Interest Rate Cap for which a Replacement Interest Rate Cap or Qualified Substitute Arrangement has been or (with respect to clauses (A), (C) and (D) below) will be obtained, (A) timely provide any written notice required thereby to the Interest Rate Cap Provider of its intention to terminate the Interest Rate Cap within such 30-day period, (B) terminate such Interest Rate Cap within such 30-day period, (C) request the payment to it of all amounts due to the Trust under such Interest Rate Cap through the termination date and (D) deposit any such amounts so received, on the day of receipt, to the Collection Account for application as Finance Charge Receivables for the benefit of the applicable Class of Certificateholders.

         (c) The Trustee shall not at any time terminate any Interest Rate Cap (including any Replacement Interest Rate Cap or Qualified Substitute Arrangement with respect thereto) unless, prior to or simultaneously with the termination thereof, the Interest Rate Cap Provider, the Trustee or the Servicer has obtained or shall obtain (i) a Replacement Interest Rate

Cap or Qualified Substitute Arrangement with respect thereto, (ii) to the extent applicable, an Opinion of Counsel as to the due authorization, execution, delivery, validity and enforceability of such Replacement Interest Rate Cap or Qualified Substitute Arrangement, as the case may be, and (iii) a letter from each of Moody's and Standard & Poor's confirming that the termination of such Interest Rate Cap and its replacement with such Replacement Interest Rate Cap or Qualified Substitute Arrangement will not result in a reduction or withdrawal of its rating of the Class A Certificates or the Class B Certificates. Notwithstanding anything to the contrary in Section 4.11(b) above, the Trustee shall not at any time terminate any such Interest Rate Cap (or such Replacement Interest Rate Cap or Qualified Substitute Arrangement with respect thereto) that comprises all or a portion of any Qualified Substitute Arrangement established pursuant to subsection 4.11(b) unless the latter Qualified Substitute Arrangement has been or is required to be terminated pursuant to this Section 4.11.

         (d) The Servicer shall notify the Trustee, the Rating Agency and the Collateral Interest Holder within five Business Days after obtaining knowledge that the long term unsecured debt or the long term certificate of deposit rating of the Interest Rate Cap Provider has been withdrawn or reduced by Moody's or Standard & Poor's.

         (e) Notwithstanding the foregoing, the Servicer may at any time obtain a Replacement Interest Rate Cap, provided that the Servicer delivers to the Trustee (i) an Opinion of Counsel as to the due authorization, execution and delivery and validity and enforceability of such Replacement Interest Rate Cap and (ii) a letter from each of Moody's and Standard & Poor's confirming that the termination of the then current Interest Rate Cap and its replacement with such Replacement Interest Rate Cap will not adversely affect its rating of the Class A Certificates or the Class B Certificates.

         (f) The Trustee hereby appoints the Interest Rate Cap Provider to perform the duties of the calculation agent under the Interest Rate Cap, subject to the terms of the Interest Rate Cap and to any subsequent replacement of the Interest Rate

Cap pursuant to this Section 4.11, and the Interest Rate Cap Provider accepts such appointment. The Trustee shall, at the direction of the Servicer, request a copy of the audited annual consolidated financial statements of the Interest Cap Provider, prepared in accordance with accounting principles that are generally accepted in its place of domicile.

         (g) The Trustee, on behalf of the Certificateholders, shall have the right to, and upon notification from the Servicer shall, sell all or a portion of the Interest Rate Caps subject to the following conditions having been met:

                  (i) The Notional Amount of the unsold portion of each Interest Rate Cap remaining as an asset of the Trust shall at least equal the Class A Adjusted Investor Interest, in the case of the Class A Interest Rate Cap, and the Class B Investor Interest, in the case of the Class B Interest Rate Cap, outstanding as of the date of such sale; and

                  (ii) The Trustee shall have received written confirmation from the Rating Agency that such sale will not result in a reduction or withdrawal of the then current rating on the relevant class of Certificates by the Rating Agency.

         (h) The Servicer shall have the duty of (i) obtaining a fair market value price for the sale of the Trust's rights under any portion of an Interest Rate Cap sold pursuant to the subsection 4.11(g), (ii) notifying the Trustee of prospective purchasers and bids, (iii) selecting the purchaser of such portion of the Interest Rate Cap, and (iv) instructing the selected purchaser (and/or the Trustee) to deposit the purchase price therefor into the Collection Account. The Trustee, upon receipt of the purchase price into the Collection Account, shall execute all documentation, prepared by the Servicer, necessary to effect the transfer of the Trust's rights under such portion of the Interest Rate Cap and to release the lien of the Trustee thereon and proceeds thereof.

         Funds deposited in the Collection Account in respect of the sale of all or a portion of a Class

A Interest Rate Cap or a Class B Interest Rate Cap shall be applied on the next Transfer Date as, respectively, Class A Available Funds or Class B Available Funds in accordance with subsections 4.6(a) and (b).

         SECTION 4.12 Reallocated Principal Collections. On each Transfer Date, the Servicer shall apply, or shall cause the Trustee to apply, the Reallocated Principal Collections (applying all Reallocated Collateral Principal Collections in accordance with subsections 4.12(a) and (b) prior to applying any Reallocated Class B Principal Collections in accordance with subsection 4.12(a) for any amounts still owing after the application of Reallocated Collateral Principal Collections) with respect to such Transfer Date, to make the following distributions on each Transfer Date in the following priority:

                  (a) an amount equal to the excess, if any, of (i) the Class A Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread and Shared Finance Charge Collections from other Series with respect to the related Monthly Period, shall be applied pursuant to subsections 4.6(a)(i) through (iv); and

                  (b) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Transfer Date over (ii) the amount of Excess Spread and Shared Finance Charge Collections from other Series allocated and available to the Class B Certificates pursuant to subsection 4.6(d)(ii) and 4.6(f) on such Transfer Date shall be applied pursuant to subsections 4.6(b)(i) through (iv).

         On each Transfer Date, the Collateral Interest shall be reduced by the amount of Reallocated Collateral Principal Collections and by the amount of Reallocated Class B Principal Collections applied pursuant to subsections 4.12(a) and/or (b) on such Transfer Date. If such reduction would cause the Collateral Interest (after giving effect to any Collateral Interest Charge-Offs for such Transfer Date) to be a negative number, the Collateral Interest (after giving effect to any Collateral Interest Charge-Offs for such Transfer Date) shall be reduced to zero and the Class B Investor Interest shall be reduced by the amount by which the Collateral Interest would have been reduced below zero. If the reallocation of Reallocated

Principal Collections would cause the Class B Investor Interest (after giving effect to any Class B Investor Charge-Offs for such Transfer Date) to be a negative number on any Transfer Date, Reallocated Principal Collections shall be reallocated on such Transfer Date in an aggregate amount not to exceed the amount which would cause the Class B Investor Interest (after giving effect to any Class B Investor Charge-Offs for such Transfer Date) to be reduced to zero.

         SECTION 4.13 Determination of LIBOR. "LIBOR" shall mean, for a specific Interest Accrual Period (other than the initial Interest Accrual Period), the rate for deposits in United States dollars for one month (commencing on the first day of the relevant Interest Accrual Period) which appears on Telerate Page 3750 as of 11:00 a.m., London time, on the LIBOR Determination Date for such Interest Accrual Period. If such rate does not appear on Telerate Page 3750, the rate for such Interest Accrual Period will be determined on the basis of the rates at which deposits in the United States dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on such LIBOR Determination Date to prime banks in the London interbank market for a period equal to one month (commencing on the first day of Interest Accrual Period). The Trustee will request the principal London office of each such bank to provide a quotation of its rate. If at least two such quotations are provided, the rate for such Interest Accrual Period will be the arithmetic mean of the quotations. If fewer than two quotations are provided as requested, the rate for such Interest Accrual Period will be the arithmetic mean of the rates quoted by four major banks in New York City, selected by the Trustee, at approximately 11:00 a.m., New York City time, on the first day of such Interest Accrual Period for loans in United States dollars to leading European banks for a period equal to one month (commencing on the first day of such Interest Accrual Period).

         SECTION 4.14 Discount Option.

         (a) The Transferor may at its option (the "Discount Option"), at any time, upon not less than 20 Business Days prior written notice to the Servicer, the Trustee, the Interest Rate Cap Provider, the Collateral Interest Holder, and each Rating Agency, designate a percentage, which may be a fixed percentage or a variable percentage based on a formula (the "Discounted Percentage"), of the amount of Principal Receivables in Accounts designated in such notice to be treated on and after such designation, or for the period specified in such notice, as Finance Charge Receivables (it being understood and agreed that an increase in the Discount Percentage shall constitute a new exercise of the Discount Option); provided, however, that no such designation shall become effective on the date specified in such written notice unless the following conditions have been satisfied:

                  (i) on or before the date specified in the written notice, the Transferor shall have received written confirmation from each Rating Agency which is then rating an outstanding Series of Certificates that such designation will not result in a withdrawal or reduction of its rating of such Series of Certificates;

                  (ii) such exercise of the Discount Option shall not, in the reasonable belief of the Transferor, cause a Pay Out Event to occur or cause an event which with notice or the lapse of time or both would constitute a Pay Out Event;

                  (iii) the Transferor shall have delivered to the Trustee an Officer's Certificate confirming the items set forth in clauses (i) and
         (ii) above. The Trustee may conclusively rely on such Officer's Certificate, shall have no duty to make inquiries with regard to the matters set forth therein and shall incur no liability in so relying.

         On and after the date of satisfaction of each of the above conditions, in processing Collections of the Principal Receivables of the Accounts designated pursuant to such notice, the Servicer shall deem the product of the Discount Percentage and Collections of such Principal Receivables as Finance Charge Collections.

         (b) The Transferor may at its option, at any time, upon not less than 20 Business Days prior written notice to the Servicer, the Trustee, the Collateral Interest Holder, and each Rating Agency, suspend or terminate the Discount Option or reduce the Discount Percentage to a percentage specified in such notice; provided, however, that such notice shall specify the period of time for which the Discount Option shall be suspended, the effective date of the termination of the Discount Option or the percentage to which the Discount Option shall be reduced, as the case may be.

         (c) Each Certificateholder by its acceptance of a beneficial interest in a Certificate and the Collateral Interest Holder by its acceptance of the Collateral Interest shall be deemed to have consented to the exercise by the Transferor of the Discount Option at such time as the Transferor determines to exercise such options.


                                    ARTICLE V

                      DISTRIBUTIONS AND REPORTS TO INVESTOR
                               CERTIFICATEHOLDERS
                         [THE FOLLOWING PORTION OF THIS
                  ARTICLE IS APPLICABLE ONLY TO SERIES 1997-2]


         SECTION 5.1 Distributions.

         (a) On each Distribution Date, the Paying Agent shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each Class A Certificateholder of record on the immediately preceding Record Date (other than as provided in subsection 2.4(e) or Section 12.3 respecting a final distribution) such Class A Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class A Certificates held by such Class A Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class A Certificateholders pursuant to Sections 4.7 and 4.8 hereof by check mailed to each Class A Certificateholder except that, with respect to Class A Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

         (b) On each Distribution Date, the Paying Agent shall distribute (in accordance with the certificate delivered by the Servicer to the Trustee pursuant to subsection 3.4(b)) to each

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Class B  Certificateholder  of record on the immediately  preceding  Record Date
(other than as provided in subsection 2.4(e) or Section 12.3 respecting a final distribution) such Class B Certificateholder's pro rata share (based on the aggregate Undivided Interests represented by Class B Certificates held by such Class B Certificateholder) of amounts on deposit in the Distribution Account as are payable to the Class B Certificateholders pursuant to Sections 4.7 and 4.8 hereof by check mailed to each Class B Certificateholder except that, with respect to Class B Certificates registered in the name of the nominee of a Clearing Agency, such distribution shall be made in immediately available funds.

         SECTION 5.2 Monthly Certificateholders' Statement.

         (a) On or before each Distribution Date, the Paying Agent shall forward to each Series 1997-2 Investor Certificateholder of record on the immediately preceding Record Date and the Rating Agencies a statement substantially in the form of Exhibit 2 to the Series Supplement relating to Series 1997-2 and the Collateral Interest prepared by the Servicer setting forth among other things the following information (which, in the case of subclauses (i), (ii) and (iii) below, shall be stated on the basis of an original principal amount of $1,000 per Certificate and, in the case of subclauses (viii) and (ix) shall be stated on an aggregate basis and on the basis of an original principal amount of $1,000 per Certificate):

                  (i) the total amount distributed to the Class A Certificateholders and the Class B Certificateholders, respectively, on such Distribution Date, and to the Collateral Interest Holder on the preceding Transfer Date;

                  (ii) the amount of such distribution, if any, allocable to principal with respect to the Class A Certificates, the Class B Certificates and the Collateral Interest, respectively;

                  (iii) the amount of such distribution allocable to Class A Monthly Interest, Class

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



         B Monthly Interest, and Collateral Monthly Interest, respectively;

                  (iv) the amount of Principal Collections processed during the preceding Monthly Period, as appropriate, and allocated in respect of the Class A Certificates, the Class B Certificates and the Collateral Interest, respectively;

                  (v) the aggregate amount of Principal Receivables, the Investor Interest, the Adjusted Investor Interest, the Class A Investor Interest, the Class A Adjusted Investor Interest, the Class B Investor Interest, the Collateral Interest, the Class B Fixed Allocation, the Collateral Fixed Allocation, the Floating Investor Percentage, the
         Class A Floating Allocation, the Class B Floating Allocation, the Collateral Floating Allocation and the Fixed Investor Percentage, in each case as of the close of business on the last day of the preceding Monthly Period;

                  (vi) the aggregate outstanding balance of Accounts which are up to 30, 31-60 and 61 or more days delinquent in accordance with the Servicer's then existing Account Guidelines by class of delinquency as of the close of business on the last day of the preceding Monthly Period;

                  (vii) the Class A Investor Default Amount, the Class B Investor Default Amount and the Collateral Default Amount for the preceding Monthly Period;

                  (viii) the aggregate amount of Class A Investor Charge-Offs, Class B Investor Charge-Offs and Collateral Interest Charge- Offs for the preceding Monthly Period;

                  (ix) the aggregate amount of Investor Charge-Offs reimbursed to the Class A Certificateholders, the Class B Certificateholders and the Collateral Interest Holder on the Transfer Date immediately preceding such Distribution Date;

                  (x) the amount of the Class A Monthly Servicing Fee, the Class B Monthly Servicing

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         Fee and the Collateral Interest Monthly Servicing Fee for the preceding
         Monthly Period;

                  (xi) the Principal Funding Account Balance as of the related Transfer Date;

                  (xii) the Accumulation Shortfall with respect to the related Transfer Date;

                  (xiii) the amount of the Principal Funding Investment Proceeds transferred to the Finance Charge Account on the related Transfer Date;

                  (xiv) the Class A Principal Funding Investment Shortfall on the related Transfer Date;

                  (xv) the amount of Class A Available Funds, Class B Available Funds and Collateral Available Funds on deposit in the Finance Charge Account on the related Transfer Date;

                  (xvi) the Pool Factor as of the end of the last day of the preceding Monthly Period;

                  (xvii) the aggregate amount of Finance Charge Collections during the preceding Monthly Period (including amounts arising from the sale of either Interest Rate Cap to be treated as Finance Charge Collections), as appropriate, and allocated in respect of the Series 1997-2 Investor Certificates;

                  (xviii) the Class A Required Amount, the Class B Required Amount, the amount of Reallocated Collateral Principal Collections and Reallocated Class B Principal Collections, if any, to be applied with respect to the Required Amounts, and the amount of any reductions in the Collateral Interest and the Class B Investor Interest, if any, to satisfy the Required Amounts, in each case with respect to the preceding Monthly Period;

                  (xix) the Reserve Account Draw and the Available Reserve Account Amount with respect to the related Transfer Date; and


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



                  (xx) the ratio of the Collateral Interest to the Investor Interest as of the last day of the preceding Monthly Period.

         The Monthly Certificateholders' Statement shall be substantially in the form of Exhibit 2, with such changes as the Servicer may determine to be necessary or desirable; provided, however, that no such change shall serve to exclude information required by this subsection 5.2(a). The Servicer shall, upon making such determination, deliver to the Trustee and the Rating Agency an Officer's Certificate to which shall be annexed the form of Exhibit 2, as so changed. Upon the delivery of such Officer's Certificate to the Trustee, Exhibit 2, as so changed, shall for all purposes of this Agreement constitute Exhibit 2. The Trustee may conclusively rely upon such Officer's Certificate as to such change conforming to the requirements of this Agreement.

         (b) On or before January 31 of each calendar year, beginning with calendar year 1998, the Servicer shall furnish to the Paying Agent, who shall distribute to each Person who at any time during the preceding calendar year was a Series 1997-2 Certificateholder, a statement prepared by the Servicer containing the information required to be contained in the regular monthly report to Series 1997-2 Investor Certificateholders, as set forth in subclauses
(i), (ii) and (iii) above, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 1997-2 Investor Certificateholder, together with such other customary information (consistent with the treatment of the Certificate as debt) as the Trustee or the Servicer deems necessary or desirable to enable the Series 1997-2 Investor Certificateholders to prepare their tax returns. Such obligations of the Paying Agent shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code.

         SECTION 9.A Series 1997-2 Pay Out Events. If any one of the following events shall occur during the Revolving Period or the Controlled Accumulation Period with respect to the Series 1997-2 Investor Certificates:


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                  (a) failure on the part of the Transferor or the Holder of the
         Exchangeable Seller Certificate (i) to make any payment or deposit required by the terms of (A) the Agreement relating to the Series 1997-2 Investor Certificates, or (B) this Series Supplement, in each case on or before the date occurring five Business Days after the date such payment or deposit is required to be made herein or (ii) duly to observe or perform in any material respect any covenants or agreements of the Transferor set forth in the Agreement, which failure has a
         material    adverse    effect   on   the   Series    1997-2    Investor
         Certificateholders (which determination shall be made without regard to whether any funds are available pursuant to the Interest Rate Caps) and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of Series 1997-2 Investor Certificates evidencing Undivided Interests aggregating not less than 50% of each of the Class A Investor Interest, the Class B Investor
         Interest  and  the  Collateral   Interest,   and  continues  to  affect
         materially and adversely the interests of the Series 1997-2 Investor Certificateholders for such period;

                  (b) any representation or warranty made by the Transferor in the Agreement, including this Series Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Transferor pursuant to Section 2.1, 2.6 or 3.4(c) of the Agreement, (i) shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in any material respect for a period of 60 days, after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Transferor by the Trustee, or to the Transferor and the Trustee by the Holders of the Series 1997-2 Investor Certificates evidencing Undivided Interests aggregating not less than 50% of each of the Class A Investor Interest, the Class B Investor Interest and the Collateral Interest, and (ii) as a result of which the interests of the Series 1997-2 Investor Certificateholders are materially and adversely affected (which determination shall be made without regard to whether any funds are available pursuant to the Interest Rate Caps) and continue to be materially and adversely affected for such period; provided, however, that a Series 1997-2 Pay Out Event pursuant to this subsection 9A(b) shall not be deemed to have occurred hereunder if the Transferor has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions hereof;

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



                  (c) with respect to any Determination Date, the average of the Portfolio Yields for the three consecutive Monthly Periods preceding such Determination Date is a rate which is less than the average of the Base Rates for such Monthly Periods;

                  (d) the Transferor shall fail to convey Receivables arising under Additional Accounts to the Trust, as required by subsection 2.6(e) of the Agreement;

                  (e) any Servicer Default shall occur which would have a material adverse effect on the Series 1997-2 Investor Certificateholders (which determination shall be made without regard to the subordination of the Collateral Interest or whether funds are available pursuant to the Enhancement or the Interest Rate Caps);

                  (f) failure to pay the Class A Certificates in full on the Class A Scheduled Payment Date;

                  (g) failure to pay the Class B Certificates in full on the Class B Scheduled Payment Date; or

                  (h) failure of the Interest Rate Cap Provider to make any payment under the Class A Interest Rate Cap or the Class B Interest Rate Cap within five days of the date on which such payment was due;

then, in the case of any event described in subparagraphs (a), (b) or (e), after the applicable grace period set forth in such subparagraphs, either the Trustee or the Holders of Series 1997-2 Investor Certificates evidencing Undivided Interests aggregating more than 50% of each of the Class A Investor Interest, the Class B Investor Interest and the Collateral Interest by notice then given in writing to the Transferor and the Servicer (and to the Trustee if given by the Certificateholders and the Collateral Interest Holder) may declare that a pay out event (a "Series 1997-2 Pay Out Event") has occurred as of the date of such notice, and in the case of any event described in subparagraphs (c), (d),
(f), (g) or (h) a Series 1997-2 Pay Out Event shall occur without any notice or other action on the part of the Trustee or the Series 1997-2 Investor Certificateholders immediately upon the occurrence of such event.

         Notwithstanding the foregoing, any failure of performance under Section 9A(a)(i) for a period of up to 60 calendar days with respect to an event described in clause (i) below or up to 15 calendar days with respect to an event described in clause (ii) below (in addition to the five Business Days provided above) shall not constitute a Pay Out Event for purposes of this sentence until the expiration of such period, if such failure

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could not be prevented by the exercise of reasonable diligence by the Transferor and such failure was caused by (i) an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion or sabotage, epidemics, landslides, lightning, fire, hurricanes, earthquakes, floods or similar causes or (ii) computer malfunction, communication malfunction or other electronic system malfunction; the preceding clause shall not relieve the Transferor from using its best efforts to perform its respective obligations in a timely manner in accordance with the terms of this Agreement and any Supplement and the Transferor shall provide the Trustee, each Rating Agency, the Collateral
Interest  Holder,  and  each  of  the   Certificateholders   with  an  Officer's
Certificate giving prompt notice of such failure, together with a description of its efforts to so perform its obligations. Notice of any such Pay Out Event shall be given by the Servicer to the Rating Agencies.

         SECTION 10. Series 1997-2 Termination. All principal or interest with respect to the Series 1997-2 Investor Certificates shall be due and payable no later than the Scheduled Series 1997-2 Termination Date. In the event that the Investor Interest is greater than zero on the Scheduled Series 1997-2 Termination Date, after giving effect to all transfers, withdrawals, deposits and drawings to occur on such date and the payment of principal to be made on the Certificates on such date, the Trustee will sell or cause to be sold, and pay the proceeds to the Series 1997-2 Investor Certificateholders pro rata in final payment of all principal of and accrued interest on the Series 1997-2 Investor Certificates, an amount of Principal Receivables and the related Finance Charge Receivables (or interests therein) up to 110% of the Investor Interest at the close of business on such date (but not more than an amount of Receivables equal to the sum of (1) the product of (A) the Seller Percentage,
(B) the aggregate outstanding Principal Receivables and (C) a fraction the numerator of which is the related Investor Percentage of Finance Charge Collections and the denominator of which is the sum of all Investor Percentages with respect to Finance Charge Collections of all Series outstanding and (2) the Investor Interest of such Series). The Transferor or any of its Affiliates shall be permitted to bid for such Receivables. In addition, the Transferor or any of its Affiliates shall have the right to match any bid by a third person and be granted the right to purchase the Receivables at such matched bid price. Any proceeds of such sale in excess of such principal and interest paid shall be paid to the Collateral Interest Holder to satisfy any amounts owing under the Loan Agreement and thereafter paid to the Holder of the Exchangeable Seller Certificate. Upon such Scheduled Series 1997-2 Termination Date, final payment of all amounts allocable to the Certificates shall be made in the manner provided in Section 12.3 of the Agreement.


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         SECTION 11.  Ratification  and  Reaffirmation  of Pooling and Servicing
Agreement. As supplemented by this Series Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Series Supplement shall be read, taken, and construed as one and the same instrument.

         SECTION 12.  Ratification  and  Reaffirmation  of  Representations  and
Warranties. Except as otherwise provided in the Agreement, each of the Transferor, the Servicer and the Trustee hereby ratify and reaffirm its representations and warranties contained in the Agreement as follows: (a) with respect to the Transferor, the representations and warranties contained in (i)
Section 2.3 of the Agreement, (ii) Section 2.4(a) of the Agreement (with respect to the Agreement as supplemented by this Series Supplement) and (iii) Section 2.4(b) of the Agreement, (b) with respect to the Servicer, the representations and warranties contained in Section 3.3 of the Agreement and (c) with respect to the Trustee, the representations and warranties contained in Section 11.15 of the Agreement, as though such representations and warranties were made by such party as of the Closing Date.

         SECTION 13.  [RESERVED]

         SECTION 14. No Subordination. Notwithstanding the provisions contained in Section 13.1 of the Agreement to the contrary, the Agreement may also be amended from time to time by the Servicer, the Transferor and the Trustee with the consent of the Series 1997-2 Investor Certificateholders evidencing Undivided Interests aggregating not less than 100% of the Investor Interest for the purpose of (i) adding any provisions to or changing in any manner or eliminating any of the provisions of this Series Supplement or (ii) modifying in any manner the rights of the Series 1997-2 Investor Certificateholders which would, in either case, result in the subordination of the rights of the Series 1997-2 Investor Certificateholders to the rights of the Holders of any other Series.

         SECTION 15. Repurchase of the Series 1997-2 Certificates. In the event of a breach of any of the representations and warranties set forth in Section 12(a)(ii) hereof, either the Trustee or the Holders of Series 1997-2 Certificates evidencing Undivided Interests aggregating more than 50% of each of the Class A Investor Interest and the Class B Investor Interest, by notice then given in writing to the Transferor (and to the Trustee and the Servicer, if given by the Series 1997-2 Certificateholders), may direct the Transferor to purchase the Series 1997-2 Investor Certificates (as specified below) within 60 days of such notice, or within such longer period as may be specified in such notice, which period shall not exceed 120 days, and the Transferor shall be obligated to purchase on a

                                     - 77 -



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Distribution  Date  specified by the  Transferor  (such  Distribution  Date, the
"Repurchase Date") occurring within such applicable period on the terms and conditions set forth below; provided, however, that no such purchase shall be required to be made if, at any time during such applicable period, the representations and warranties contained in Section 12(a)(ii) hereof, shall then be true and correct in all material respects. The Transferor shall deposit on the Transfer Date (in New York Clearing House, next day funds) immediately preceding such Repurchase Date, an amount equal to the reassignment deposit amount for such Series 1997-2 Investor Certificates in the Distribution Account, for distribution to the Series 1997-2 Investor Certificateholders pursuant to
Article XII of the Agreement and Section 10 hereof. The reassignment deposit amount for such reassignment shall be equal to the sum of (i) the Investor Interest at the end of the day on the last day of the Monthly Period preceding the Repurchase Date, less the amount on deposit in the Principal Account which will be transferred to the Distribution Account pursuant to 4.8(b)(ii) on the related Transfer Date, (ii) an amount equal to all interest accrued but unpaid on the Series 1997-2 Investor Certificates through and including the last day of the Interest Accrual Period in which such Transfer Date occurs, less the amount on deposit in the Finance Charge Account and, with respect to the Class A Certificates, Principal Funding Investment Proceeds and amounts available to be withdrawn from the Reserve Account on the related Transfer Date, which will be transferred to the Distribution Account to pay interest pursuant to subsections 4.6(a) through (d), as applicable, on such Transfer Date and (iii) any additional amounts owing to the Collateral Interest Holder pursuant to the Loan Agreement. The deposit into the Distribution Account of the reassignment deposit amount shall be considered a prepayment in full of the Series 1997-2 Investor Certificates. The Series 1997-2 Termination Date shall be deemed to have occurred on the Repurchase Date as long as such amount was deposited in full into the Distribution Account on such Transfer Date. If the Trustee or the Series 1997-2 Investor Certificateholders give notice directing the Transferor to purchase the Series 1997-2 Investor Certificates as provided above, the obligation of the Transferor to purchase the Series 1997-2 Investor Certificates and to pay the reassignment deposit amount pursuant to this Section 15 shall constitute the sole remedy respecting a breach of the representations and warranties referenced in Section 12(a)(ii) hereof available to the Series 1997-2 Investor Certificateholders or the Trustee on behalf of the Series 1997-2 Investor Certificateholders.

         SECTION 16. Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.


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         SECTION 17. Additional  Covenants of Transferor.  People's Bank, in its
capacity as Transferor, hereby covenants that following the occurrence of a Series Pay Out Event described in Section 9A(c) hereof, except as otherwise required by any Requirements of Law, it will not reduce the Periodic Finance Charges assessed on any Receivable, or other fees on any Account, if the Transferor reasonably believes that, as a result of such reduction, (i) the weighted average of the Periodic Finance Charges on the last day of the Monthly Period during which such reduction will be effective (weighted based on the Transferor's reasonable belief as to the Principal Receivables which will be outstanding on such last day) will be less than (ii) the sum of (1) 2.00% and
(2) the weighted average of the Certificates Rates of each Series that will be outstanding on such last day (weighted based on the Transferor's reasonable belief as to (x) the amount of the Investor Interest of each Series that will be outstanding on such last day, (y) in the case of Series for which the Certificate Rate is a floating rate, the Certificate Rate with respect to such Monthly Period).

         SECTION 18. Series 1997-2 Investor Exchange. Pursuant to subsection 6.9(b) of the Agreement, the Series 1997-2 Investor Certificateholders may tender their Series 1997-2 Investor Certificates, and the Holders of the Exchangeable Seller Certificate may tender the Exchangeable Seller Certificate, in exchange for (i) one or more newly issued Series of Series 1997-2 Investor Certificates and (ii) a reissued Exchangeable Seller Certificate in accordance with the terms and conditions contained in a notice of exchange delivered to the Series 1997-2 Investor Certificateholders. Such notice of exchange will specify, among other things: (a) the amount of Series 1997-2 Investor Certificates that may be tendered, (b) the Certificate Rate with respect to the new Series, (c) the term of the Series, (d) the method of computing the investor percentage, (e) the manner of Enhancement, if any, with respect to the Series and (f) the time and the manner of the tender and cancellation of the Series 1997-2 Investor Certificates and the issuance of the new Series of Certificates will be effectuated. Upon satisfaction of the conditions contained in subsections 6.9(b) and 6.9(c) of the Agreement, and the receipt by the Trustee of the Exchange Notice and the related Supplement, the Trustee shall cancel the existing Exchangeable Seller Certificate and the applicable Series 1997-2 Investor Certificates, and shall issue such Series of Series 1997-2 Investor Certificates and a new Exchangeable Seller Certificate, each dated the Exchange Date.

         SECTION 19. Governing Law. THIS SERIES SUPPLEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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         SECTION 20.  Notification to Luxembourg Stock Exchange.  On or prior to each Distribution Date the Servicer shall, or shall cause the Trustee to, send written notice to the Luxembourg Stock Exchange specifying (i) the Class A Certificate Rate for the immediately following Distribution Date, (ii) the amount of interest to be distributed in respect of the Class A Certificates for the immediately following Distribution Date and (iii) the Class A Investor
Interest on the Distribution Date on or prior to which such report is being furnished (after giving effect to all payments of principal to be made on such Distribution Date). Promptly following each Distribution Date the Servicer shall cause a notice to be published in a daily newspaper, which initially shall be the Luxemburger Wort, specifying the information described in clauses (i) and
(ii) of the preceding sentence.

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         IN WITNESS WHEREOF,  the Transferor,  the Servicer and the Trustee have caused this Series Supplement to be duly executed by their respective officers as of the day and year first above written.


                             PEOPLE'S BANK,
                             Transferor and Servicer


                             By: /s/ Michael J. Ciborowski
                                -----------------------------
                                Name:   Michael J. Ciborowski
                                Title:  Vice President


                             BANKERS TRUST COMPANY, not in
                             its individual capacity but
                             solely as Trustee


                             By: /s/ Louis Bodi
                                -----------------------------
                                Name:   Louis Bodi
                                Title:  Vice President

                                                            EXHIBIT 1-A

                      FORM OF CLASS A INVESTOR CERTIFICATE

                                                                  $____________
No. 1                                                     CUSIP No. ___________


              PEOPLE'S BANK CREDIT CARD MASTER TRUST FLOATING RATE
                 CLASS A ASSET BACKED CERTIFICATE, SERIES 1997-2

Evidencing an undivided interest in certain assets of a trust, the corpus of which consists of a portfolio of selected VISA1 and MasterCard1 credit card receivables generated or to be generated by People's Bank.


                      (Not an interest in or obligation of
                              People's Bank or any
                               Affiliate thereof.)

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRE SENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO PEOPLE'S BANK OR ITS AGENT FOR REGISTRATION OF TRANS FER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGIS TERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         This certifies that CEDE & CO. (CEDE & CO. or any successors or assigns of CEDE & CO. with respect to this certificate, the "Class A Investor Certificateholders") is the registered owner of the undivided interest in certain assets of a trust (the "Trust"), the corpus of which consists of a portfolio of Receivables (the "Receivables") now existing or hereafter created under selected VISA and MasterCard credit card accounts (the "Accounts") of People's Bank, a Connecticut stock savings bank, all Receivables in Automatic Additional Accounts and Additional Accounts added to the Trust from time to time, all monies due or to become due in payment of the Receivables (including all Finance Charge Receivables), and the other assets and interests


------------

1 VISA and MasterCard are registered trademarks of VISA USA, Inc., and MasterCard International Incorporated, respectively.

constituting the Trust pursuant to an Amended and Restated Pooling and Servicing Agreement, dated as of March 18, 1997, as supplemented by the Series 1997-2 Supplement dated as of September 1, 1997 (collectively, the "Agreement"), by and between People's Bank, as Transferor and Servicer, and Bankers Trust Company, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below.

         The Transferor has structured the Agreement and the Investor Certificates with the intention that the Investor Certificates will qualify under applicable tax law as indebtedness, and the Transferor, the Holder of the Exchangeable Seller Certificate, the Servicer and each Investor Certificateholder (or Certificate Owner) by acceptance of its Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial interest therein), agrees to treat the Investor Certificates (or a beneficial interest therein) con sistently with, and to take no action inconsistent with, the treatment of the Investor Certificates (or beneficial interest therein) for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness. Each Certificateholder agrees that it will cause any Certificate Owner acquiring an interest in a Certificate through it to comply with this Agreement as to treatment as indebtedness under applicable tax law.

         This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. Although a summary of certain provisions of the Agreement is set forth below, this Class A Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Agreement.

         THE AGREEMENT AND THE CERTIFICATES CREATED THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         The Receivables consist of Principal Receivables which arise from the purchase of goods, services and cash advances and of Finance Charge Receivables which arise generally from Periodic Finance Charges and other fees and charges as fully specified in the Agreement. The assets of the Trust in which this Certificate represents an interest, consist of (i)(a) the Receivables now existing and hereafter created and arising in connection with the Accounts, and all Receivables in the Automatic Additional Accounts and Additional Accounts added to the Trust from time to time (b) all monies due or to become due with respect thereto (including all Finance Charge Receivables), (c) all proceeds (as defined in Section 9-306 of the UCC as in effect in the State of New York) of such Receivables, (d) proceeds of insurance policies relating to the Receivables, and (e) Interchange and Recoveries pursuant to subsections 2.5(k) and (l) of the Agreement, (ii) such funds as from time to time are deposited in the Collection Account, the Excess Funding Account, and the Investor Accounts, and (iii) the benefit of the Class A Interest Rate Cap between the Trustee and the Interest Rate Cap Provider.

         This Certificate is one of the People's Bank Credit Card Master Trust $425,000,000 Floating Rate Class A Asset Backed Certificates, Series 1997-2 (the "Class A Certificates"), each of which represents an undivided interest in certain assets of the Trust, including the right to receive Collections allocable to the Class A Certificates and other amounts at the times and in the amounts specified in the Agreement to be deposited in the Investor Accounts or paid to the Investor Certificateholders. The aggregate interest represented by the Class A Certificates at any time in the Principal Receivables in the Trust will not exceed an amount equal to the Class A Investor Interest at such time. The Class A Initial Investor Interest is $425,000,000 minus the retirement of any Class A Certificates pursuant to an Investor Exchange. The Class A Investor Interest on any date of determination will be an amount equal to (a) the Class A Initial Investor Interest, minus (b) the aggregate amount of payments of Certificate Principal paid to the Class A Certificateholders prior to such date of determination, minus (c) the excess, if any, of the aggregate amount of Class A Investor Charge-Offs over Class A Investor Charge-Offs reimbursed prior to such date of determination; provided, however, that the Class A Investor Interest may not be reduced below zero. In addition to the Class A Certificates, a class of certificates entitled "People's Bank Credit Card Master Trust $33,750,000 Floating Rate Class B Asset Backed Certificates, Series 1997-2" (the "Class B Certificates") and an Undivided Interest in the Trust in the initial amount of $41,250,000 (the "Collateral Interest," and together with the Class A Certificates and the Class B Certificates, the "Certificates") will be issued, and the Exchangeable Seller Cer tificate will be reissued to the Holder of the Exchangeable Seller Certificate pursuant to the Agreement, and other Series of certificates have been, and may from time to time be, issued by the Trust, which represent or will represent an undivided interest in the Trust. The Exchangeable Seller Certificate will represent the interest in the Principal Receivables not repre sented by the Certificates or any other Series of certificates.

         Interest on the Class A Certificates will be distributed on October 15, 1997 and on the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, on the next succeeding Business Day (a "Distribution Date"), to the Class A Certificateholders of record on the Record Date preceding the related Distribution Date.

         No principal will be payable to the Class A Certificate holders during the Revolving Period, which begins on the date of issuance of this Class A Certificate or during the Controlled Accumulation Period. During the Controlled Accumulation Period, which is scheduled to begin June 1, 2001 but which may be postponed as provided in the Agreement, an amount equal to the Controlled
Deposit Amount will be deposited into the Principal Funding Account on each Transfer Date commencing with the Trans fer Date following the Monthly Period in which the Controlled Accumulation Period commences. The amount on deposit in the Principal Funding Account will be distributed as principal to the Class A Certificateholders on the August 2002 Distribution Date (the "Class A Scheduled Payment Date"), unless paid earlier as the result of the occurrence of a Pay Out Event and the commencement of the Rapid Amortization Period, or later in accor dance with the Agreement. During the Rapid Amortization Period, if any, in addition to monthly payments of interest on the Class A Certificates, principal will be distributed to the Class A Cer tificateholders on the Distribution Date of each calendar month commencing in the month following the month in which the Rapid Amortization Period commences.

         The Servicer will deposit all Collections in the Collection Account as promptly as possible after the Date of Processing of such Collections, but in no event later than the second Business Day following such Date of Processing.

         Notwithstanding anything in the Agreement to the contrary, for so long as, and only so long as, the Transferor shall remain the Servicer hereunder and
(a)(i) the Servicer provides to the Trustee a letter of credit or other arrangement covering risk of collection of the Servicer acceptable to the Rating Agency (as evidenced by letters from the Rating Agency) and (ii) the Transferor shall not have received a notice from the Rating Agency that such letter of credit or other arrangement would result in the lowering or withdrawal of such Rating Agency's then-existing rating of any Series of Investor Certificates or
(b) under certain other circumstances permitted under the Agree ment, the Servicer need not deposit Collections into the Collection Account, the Principal Account or the Finance Charge Account in accordance with the immediately preceding sentence, or make payments to the Holder of the Exchangeable Seller Certif icate prior to the close of business on the day any Collections are deposited in the Collection Account, but may make such pay-ments on the Transfer Date in the Monthly Period following the Monthly Period in which such Collections are received in an amount equal to the net amount of such deposits, payments and withdrawals which would have been made but for the provisions of this paragraph.

         On each Distribution Date, to the extent funds are available on the terms specified in the Agreement from available Finance Charge Collections, from payments made pursuant to the Class A Interest Rate Cap and from Excess Spread, interest will be distributed to the Class A Certificateholders in an amount equal to the sum of: (i) the product of (a) the Class A Certificate Rate, (b) the lesser of the Class A Adjusted Investor Interest determined as of the preceding Distribution Date, after giving effect to all payments, deposits and withdrawals on such Distri bution Date or Closing Date, as applicable, and the Expected Class A Principal as of the preceding Distribution Date or Closing Date (or, for the initial Interest Accrual Period, the Class A Initial Investor Interest), and (c) the actual number of days in the related Interest Accrual Period divided by 360, plus (ii) the Class A Covered Amounts for such Interest Accrual Period, plus (iii) the product of (a) the Class A Excess Princi pal, (b) the lesser of the Class A Certificate Rate and 10.13% per annum, and (c) the actual number of days in the related Interest Accrual Period divided by 360, plus (iv) to the extent permitted by applicable law, any interest accrued on the Class A Certificates (including interest on any overdue Class A Monthly Interest) during any prior Interest Accrual Period which has not been distributed to the Class A Certificateholders, plus, (v) to the extent that there is available Excess Spread, an amount equal to the product of (a) the amount by which the Class A Certificate Rate exceeds 10.13%, (b) the Class A Excess Principal and (c) the actual number of days in the related Interest Accrual Period divided by 360.

         On each Determination Date during the Revolving Period, the Controlled Accumulation Period and the Rapid Amortization Period, if any, the Servicer will determine the Class A Required Amount and the Class B Required Amount. If either or both of the Required Amounts are greater than zero after application of available Finance Charge Collections, Excess Spread and Shared Finance Charge Collections, then Principal Collections allocable to the Collateral Interest will be reallocated and applied first to fund the remaining Class A Required Amount, if any, and second to fund the remaining Class B Required Amount, if any, and to the extent that Reallocated Collateral Principal Collections are less than such remaining Class A Required Amount, Principal Collections allocable to the Class B Certificates will then be reallocated and applied to fund the remaining Class A Required Amount. The Collateral Interest and (if the Collateral Interest is reduced to zero) the Class B Investor Interest will be reduced by the amount of Reallocated Collateral Principal Collections and Reallocated Class B Principal Collections applied to fund the Required Amounts.

         If, on any Distribution Date, Reallocated Collateral Principal Collections are insufficient to fund the remaining Class A Required Amount for the related Monthly Period, then the Collateral Interest (after giving effect to reduction for any Collateral Interest Charge-Offs and Reallocated Principal Collections) will be reduced by the amount of such deficiency (but not by more than the Class A Investor Default Amount for such Monthly Period). In the event that such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest will be reduced to zero, and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Princi pal Collections in excess of the Collateral Interest as of such Distribution Date) will be reduced by the amount by which the Collateral Interest would have been reduced below zero. In the event that such reduction would cause the Class B Investor Interest to be a negative number, the Class B Investor Interest will be reduced to zero and the Class A Investor Interest will be reduced by the amount by which the Class B Investor Interest would have been reduced below zero.

         The  Trustee has  entered  into the Class A Interest  Rate Cap with the
Interest Rate Cap Provider for the exclusive benefit of the Class A Certificateholders. On each Transfer Date that the Class A Certificate Rate for the related Interest Accrual Period exceeds the Class A Cap Rate, the Interest Rate Cap Provider will make a payment to the Trustee, on behalf of the Trust, based on the amount of such excess and the notional amount of the Class A Interest Rate Cap. The Class A Notional Amount will at all times be equal to or greater than the amount of the Expected Class A Principal. The Class A Interest Rate Cap or its Replacement Interest Rate Cap or Qualified Substitute Arrangement will termi nate on the day immediately following the Class A Scheduled Payment Date.

         People's Bank, as Servicer, is entitled to receive as ser vicing compensation a monthly servicing fee in an amount equal to one-twelfth of the product of 2.00% per annum and the Aggregate Principal Receivables in the Trust on the last day of the preceding Monthly Period, payable on each succeeding Distribution Date. With respect to any Distribution Date, the Class A Monthly Servicing Fee will equal one-twelfth of the product of 2.00% per annum and the Class A Adjusted Investor Interest as of the last day of the preceding Monthly Period; provided that the Class A Monthly Servicing Fee for the first Distribution Date will be an amount equal to seven-thirtieths of the foregoing amount.

         On each Transfer Date, beginning with the Transfer Date following the Monthly Period in which the Controlled Accumulation Period commences, an amount equal to the Controlled Deposit Amount will be deposited in the Principal Funding Account. The amounts on deposit in the Principal Funding Account will be deposited in the Distribution Account for distribution to the Class A Certificateholders on the Class A Scheduled Payment Date.


         As provided in the Agreement, Principal Collections remaining after funding of the Required Amounts during the Revolving Period and the Controlled Accumulation Period and Principal Collections remaining after funding of the Controlled Deposit Amount during the Controlled Accumulation Period will be applied as Shared Principal Collections and distributed first to the certificateholders of other Series to the extent of Principal Shortfalls, if any, and then to the Holder of the Exchangeable Seller Certificate. In addition, during the Controlled Accumu lation Period and the Rapid Amortization Period, Shared Principal Collections from other Series available to the Certificates will be applied to pay the Certificateholders to the extent of Princi pal Shortfalls, if any, with respect to Series 1997-2.

         On each Distribution Date beginning with the month following the Monthly Period in which the Rapid Amortization Period commences, the Monthly Total Principal Allocations from the prior Monthly Period along with Shared Principal Collections from other Series, if any, and certain other amounts treated as Available Investor Principal Collections will be distributed to the Class A Certificateholders until the earlier of the date on which the Class A Investor Interest is paid in full and the Series 1997-2 Termination Date.

         Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the holders of record appearing in the Certificate Register (except for the final distribution in respect of this Class A Certif icate) without the presentation or surrender of this Certificate or the making of any notation thereon, except that with respect to Certificates registered in the name of the nominee of a Clearing Agency, distributions will be made in the form of immediately available funds.

         This Class A Certificate does not represent an obligation of, or an interest in, the Transferor or the Servicer, and neither the Class A Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Class A Certificate is limited in right of payment to certain collections respecting the Receivables, as more specifically set forth hereinabove and in the Agreement.

         As provided in the Agreement, withdrawals from the Series 1997-2 Investor Accounts may be made upon the instructions of the Servicer from time to time for purposes other than distributions to Class A Certificateholders.

         The Transferor may designate (subject to the terms and conditions of the Agreement) Accounts for deletion and removal from the Accounts previously assigned to and constituting a part of the Trust.

         The Agreement and any Supplement may be amended by the Transferor, the Servicer and the Trustee, without the consent of the Certificateholders of any Series, to cure any ambiguity, to correct or supplement any provision therein which may be inconsistent with any other provision therein, and to add any other provisions with respect to matters or questions arising under the Agreement and any Supplement which are not inconsistent with the provisions of the Agreement and any Supplement. The Agreement may be amended from time to time by the Transferor, the Servicer and the Trustee, and without the consent of any Certificateholders, to (a) provide for the transfer by the Transferor of its interest in and to all or part of the Accounts in accordance with the provisions of the Agreement and (b) pro vide for the purchase of Principal Receivables by the Trust at a price which is less than 100% of the outstanding balance thereof, and to provide for the treatment of Collections of Principal Receivables, in an amount up to the aggregate amount by which the purchase price of Principal Receivables as sold thereafter is less than 100%, as Collections of Finance Charge Receivables; provided, however, that any such action may not adversely affect in any material respect the interests of Certificateholders; provided further that the Servicer and the Trustee shall have received notice from the Rating Agency that any such amendment will not result in the reduction or withdrawal of its then-exist ing rating of the certificates of any Series.

         The Agreement and any Supplement may be amended by the Tran sferor, the Servicer and the Trustee with the consent of the holders of certificates evidencing undivided interests aggregat ing not less than 66-2/3% of the principal amount of each Series adversely affected, for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or of modifying in any manner the rights of certificateholders of any Series. No such amendment, however, may (a) reduce in any manner the amount of, or delay the timing of, distributions required to be made on such Series, (b) change the definition of or the manner of calculating the interest of any certificateholder of such Series or (c) reduce the aforesaid percentage of undivided interests, the holders of which are required to consent to any such amendment, in each case without the consent of all certificateholders of all Series adversely affected.

         The transfer of this Class A Certificate shall (subject to the limitations set forth in the Agreement) be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class A Certificates of authorized denomination and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

         Pursuant to the Series 1997-2 Supplement, the Transferor has the option (the "Discount Option"), at any time to designate as Finance Charge Receivables a fixed or variable percentage of Receivables in designated Accounts which otherwise would be treated as Principal Receivables. The exercise by the Transferor of the Discount Option will be subject to, among other things, the receipt by the Trustee of written confirmation from each Rating Agency that the exercise of such option will not result in a withdrawal or reduction of its rating of the Certificates. Each Certificateholder by its acceptance of a beneficial interest in a Certificate will be deemed to have consented to the exercise by the Transferor of the Discount Option at such time as the Transferor determines to exercise such option.

         As provided in the Agreement and subject to certain limita tions therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate Undivided Interests, as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances de scribed in the Agreement.

         Subject to the prior termination of Series 1997-2, the Agreement provides that the right of the Class A

Certificateholders to receive payments from the Trust will termi nate on the Scheduled Series 1997-2 Termination Date. Upon the termination of Trust pursuant to Section 12.1 of the Agreement (and subject to the exceptions set forth in the Agreement), the Trustee will assign and convey to the Holder of the Exchangeable Seller Certificate (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, and Recoveries allocable to the Trust relating thereto and Interchange pursuant to subsections 2.5(k) and (l) of the Agreement. The Trustee will execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Holder of the Exchangeable Seller Certificate to vest in such Holder all right, title and interest which the Trustee had in the Receivables.

         Unless the certificate of authentication hereon has been ex ecuted by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

         IN WITNESS WHEREOF, People's Bank has caused this Class A Certificate to be executed by its duly authorized officer.

                                       PEOPLE'S BANK



                                       By:



Dated:  September 24, 1997

                 Form of Trustee's Certificate of Authentication


         This  is  one  of  the  Class  A   Certificates   referred  to  in  the
within-mentioned Agreement.


                              BANKERS TRUST COMPANY, not in
                              its individual capacity,
                              but solely as Trustee



                              By:
                                 (Authorized Officer)

                                                             EXHIBIT 1-B


                      FORM OF CLASS B INVESTOR CERTIFICATE

                                                                    $___________
No. R-1                                                    CUSIP No. ___________


              PEOPLE'S BANK CREDIT CARD MASTER TRUST FLOATING RATE
                 CLASS B ASSET BACKED CERTIFICATE, SERIES 1997-2

Evidencing an undivided interest in certain assets of a trust, the corpus of which consists of a portfolio of selected VISA1 and MasterCard1 credit card receivables generated or to be generated by People's Bank.


                      (Not an interest in or obligation of
                              People's Bank or any
                               Affiliate thereof.)

         UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRE SENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO PEOPLE'S BANK OR ITS AGENT FOR REGISTRATION OF TRANS FER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGIS TERED IN THE NAME OF CEDE & CO. OR SUCH OTHER NAME AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

         This certifies that CEDE & CO. (CEDE & CO. or any successors or assigns of CEDE & CO. with respect to this certificate, the "Class B Investor Certificateholders") is the registered owner of the undivided interest in certain assets of a trust (the "Trust"), the corpus of which consists of a portfolio of Receivables (the "Receivables") now existing or hereafter created under selected VISA and MasterCard credit card accounts (the "Accounts") of People's Bank, a Connecticut stock savings bank, all Receivables in Automatic Additional Accounts and Additional Accounts added to the Trust from time to time, all monies due or to become due in payment of the Receivables (including all

--------

     1 VISA and MasterCard are registered trademarks of VISA USA, Inc., and MasterCard International Incorporated, respectively.

Finance Charge Receivables), and the other assets and interests constituting the Trust pursuant to an Amended and Restated Pooling and Servicing Agreement, dated as of March 18, 1997, and as supplemented by the Series 1997-2 Supplement, dated as of September 1, 1997, (collectively, the "Agreement"), by and between People's Bank, as Transferor and Servicer, and Bankers Trust Company, as Trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth herein below.

         The Transferor has structured the Agreement and the Investor Certificates with the intention that the Investor Certificates will qualify under applicable tax law as indebtedness, and the Transferor, the Holder of the Exchangeable Seller Certificate, the Servicer and each Investor Certificateholder (or Certificate Owner) by acceptance of its Certificate (or, in the case of a Certificate Owner, by virtue of such Certificate Owner's acquisition of a beneficial interest therein), agrees to treat the Investor Certificates (or a beneficial interest therein) consistently with, and to take no action inconsistent with, the treatment of the Investor Certificates (or beneficial interest therein) for purposes of federal, state, local and foreign income or franchise taxes and any other tax imposed on or measured by income, as indebtedness. Each Certificateholder agrees that it will cause any Certificate Owner acquiring an interest in a Certificate through it to comply with this Agreement as to treatment as indebtedness under applicable tax law.

         This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement, as amended from time to time, the Certificateholder by virtue of the acceptance hereof assents and by which the Certificateholder is bound. Although a summary of certain provisions of the Agreement is set forth below, this Class B Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations of the Trustee. To the extent not defined herein, capitalized terms used herein have the meanings assigned in the Agreement.

         THE AGREEMENT AND THE CERTIFICATES CREATED THEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         The Receivables consist of Principal Receivables which arise from the purchase of goods, services and cash advances and of Finance Charge Receivables which arise generally from Periodic Finance Charges and other fees and charges as fully specified in the Agreement. The assets of the Trust in which this Certificate represents an interest, consist of (i)(a) the Receivables now existing and hereafter created and arising in connection with the Accounts and all Receivables in Automatic Additional Accounts and Additional Accounts added to the Trust from time to time, (b) all monies due or to become due with respect thereto (including all Finance Charge Receivables), (c) all proceeds (as defined in Section 9-306 of the UCC as in effect in the State of New York) of such Receivables, (d) proceeds of insurance policies relating to the Receivables, (e) Interchange and Recoveries pursuant to subsections 2.5(k) and (l) of the Agreement, (ii) such funds as from time to time are deposited in the Collection Account, the Excess Funding Account, and the Investor Accounts and (iii) the benefit of the Class B Interest Rate Cap between the Trustee and the Interest Rate Cap Provider.

         This Certificate is one of the People's Bank Credit Card Master Trust $33,750,000 Floating Rate Class B Asset Backed Certificates, Series 1997-2 (the "Class B Certificates"), each of which represents an undivided interest in certain assets of the Trust, including the right to receive Collections allocable to the Class B Certificates and other amounts at the times and in the amounts specified in the Agreement to be deposited in the Investor Accounts or paid to the Investor Certificateholders. The aggregate interest represented by the Class B Certificates at any time in the Principal Receivables in the Trust will not exceed an amount equal to the Class B Investor Interest at such time. The Class B Initial Investor Interest is $33,750,000 minus the retirement of any Class B Certificates pursuant to an Inves tor Exchange. The Class B Investor Interest on any date of determination will be an amount equal to (a) the Class B Initial Investor Interest, minus (b) the aggregate amount of payments of Certificate Principal paid to the Class B Certificateholders prior to such date of determination, minus (c) the excess, if any, of the aggregate amount of Class B Investor Charge-Offs, Reallocated Principal Collections and other reductions of the Class B Investor Interest in respect of the Class A Required Amount over Class B Investor Charge-Offs, Reallocated Principal Collections and such other reductions reimbursed prior to such date of determination; provided, however, that the Class B Investor Interest may not be reduced below zero. In addition to the Class B Certificates, a class of certificates entitled "People's Bank Credit Card Master Trust $425,000,000 Floating Rate Class A Asset Backed Certificates, Series 1997-2" (the "Class A Certificates") and an Undivided Interest in the Trust in the initial amount of $41,250,000 (the "Collateral Interest," and together with the Class A Certificates and the Class B Certifi cates, the "Certificates") will be issued, and the Exchangeable Seller Certificate will be issued to the Holder of the Exchangeable Seller Certificate pursuant to the Agreement, and other Series of certificates have been, and may from time to time be, issued by the Trust, which represent or will represent an undivided interest in the Trust. The Exchangeable Seller Certificate will represent the interest in the Principal Receiv ables not represented by the Certificates or any other Series of certificates.

         Interest on the Class B Certificates will be distributed on October 15, 1997 and on the fifteenth day of each calendar month thereafter, or if such fifteenth day is not a Business Day, on the next succeeding Business Day (a "Distribution Date"), to the Class B Certificateholders of record on the Record Date preceding the related Distribution Date. Principal with respect to the Class B certificates is scheduled to be distributed on the September 2002 Distribution Date, (the "Class B Scheduled Payment Date"), but may be paid earlier or later as provided in the Agreement. During the Rapid Amortization Period, if any, interest and principal will be distributed to the Class B Certificate holders on the Distribution Date of each calendar month until the Class B Certificateholders have been paid in full.

         The Servicer will deposit all Collections in the Collection Account as promptly as possible after the Date of Processing of such Collections, but in no event later than the second Business Day following such Date of Processing.

         Notwithstanding anything in the Agreement to the contrary, for so long as, and only so long as, the Transferor shall remain the Servicer hereunder and
(a)(i) the Servicer provides to the Trustee a letter of credit or other arrangement covering risk of collection of the Servicer acceptable to the Rating Agency (as evidenced by letters from the Rating Agency) and (ii) the Transferor shall not have received a notice from the Rating Agency that such letter of credit or other arrangement would result in the lowering or withdrawal of such Rating Agency's then-existing rating of any Series of Investor Certificates or
(b) under certain circumstances permitted under the Agreement, the Servicer need not deposit Collections into the Collection Account, the Principal Account or the Finance Charge Account in accordance with the immediately preceding sentence or make payments to the Holder of the Exchangeable Seller Certificate prior to the close of business on the day any Collections are deposited in the Collection Account, but may make such payments on the Transfer Date in the Monthly Period following the Monthly Period in which such Collections are received in an amount equal to the net amount of such deposits, payments and withdrawals which would have been made but for the provisions of this para graph.

         On each Distribution Date, to the extent funds are available on the terms specified in the Agreement from available Finance Charge Collections, from payments made pursuant to the Class B Interest Rate Cap and from Excess Spread, interest will be distributed to the Class B Certificateholders in an amount equal to the sum of:
(i) the product of (a) the Class B Certificate Rate, (b) the lesser of the Class B Investor Interest determined as of the preceding Distribution Date, after giving effect to all payments, deposits and withdrawals on such Distribution Date and the Expected Class B Principal as of the preceding Distribution Date or Closing Date (or, for the initial Interest Accrual Period, the Class B Initial Investor Interest), as applicable, and (c) the actual number of days in the related Interest Accrual Period divided by 360, plus (ii) the product of (a) the Class B Excess Principal, (b) the lesser of the Class B Certificate Rate and 10.33%, and (c) the actual number of days in the related Interest Accrual Period divided by 360, plus (iii) to the extent permitted by applicable law, any interest accrued on the Class B Certificates (including interest on any overdue Class B Monthly Interest) during any prior Interest Accrual Period which has not been distributed to the Class B Certificateholders, plus, (iv) to the extent that there is available Excess Spread, an amount equal to the product of (a) the amount by which the Class B Certificate Rate exceeds 10.33%, (b) the Class B Excess Principal and (c) the actual number of days in the related Interest Accrual Period divided by 360.

         On each Determination Date during the Revolving Period, the Controlled Accumulation Period and the Rapid Amortization Period, if any, the Servicer will determine the Class A Required Amount and the Class B Required Amount. If either or both of the Required Amounts are greater than zero after application of available Finance Charge Collections, Excess Spread and Shared Finance Charge Collections, then Principal Collections allocable to the Collateral Interest will be reallocated and applied first to fund the remaining Class A Required Amount, if any, and second to fund the remaining Class B Required Amount, if any, and to the extent that Reallocated Collateral Principal Collections are less than such remaining Class A Required Amount, Principal Collections allocable to the Class B Certificates will then be reallocated and applied to fund the remaining Class A Required Amount. The Collateral Interest will be reduced by the amount of Reallocated Collateral Principal Collections and Reallocated Class B Principal Collections applied to fund the Required Amounts. The Class B Investor Interest will be reduced by the amount of Reallocated Class B Principal Collections in excess of the Collateral Interest (after giving effect to reductions for an Collateral Interest Charge-Offs and any reallocated Collateral Principal Collections as of the related Distribution Date) applied to fund the Class A Required Amount.

         If, on any Distribution Date, Reallocated Collateral Principal Collections are insufficient to fund the remaining Class A Required Amount for the related Monthly Period, then the Collateral Interest (after giving effect to reduction for any

Collateral Interest Charge-Offs and Reallocated Principal Collections) will be reduced by the amount of such deficiency (but not by more than the Class A
Investor Default Amount for such Monthly Period). In the event that such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest will be reduced to zero, and the Class B Investor Interest (after giving effect to reductions for any Class B Investor Charge-Offs and any Reallocated Class B Princi pal Collections in excess of the Collateral Interest as of such Distribution Date) will be reduced by the amount by which the Collateral Interest would have been reduced below zero. In the event that such reduction would cause the Class B Investor Interest to be a negative number, the Class B Investor Interest will be reduced to zero and the Class A Investor Interest will be reduced by the amount by which the Class B Investor Interest would have been reduced below zero.

         If, on any Distribution Date, Reallocated Collateral Principal Collections not required to fund the Class A Required Amount are insufficient to fund the remaining Class B Required Amount for such Monthly Period, then the Collateral Interest (after giving effect to reduction for any Collateral Interest Charge-Offs, Reallocated Principal Collections and any adjustments made thereto for the benefit of the Class A Certificateholders) will be reduced by the amount of such deficiency (but not by more than the Class B Investor Default Amount for such Monthly Period). In the event that such reduction would cause the Collateral Interest to be a negative number, the Collateral Interest will be reduced to zero, and the Class B Investor Interest will be reduced by the amount by which the Collateral Interest would have been reduced below zero.

         The  Trustee has  entered  into the Class B Interest  Rate Cap with the
Interest Rate Cap Provider for the exclusive benefit of the Class B Certificateholders. On each Transfer Date that the Class B Certificate Rate for the related Interest Accrual Period exceeds the Class B Cap Rate, the Interest Rate Cap Provider will make a payment to the Trustee, on behalf of the Trust, based on the amount of such excess and the notional amount of the Class B Interest Rate Cap. The Class B Notional Amount will at all times equal the amount of the Expected Class B Principal. The Class B Interest Rate Cap, or its Replacement Interest Rate Cap or Quali fied Substitute Arrangement, will terminate on the day immedi ately following the Class B Scheduled Payment Date.

         People's Bank, as Servicer, is entitled to receive as ser vicing compensation a monthly servicing fee in an amount equal to one-twelfth of the product of 2.00% per annum and the Aggregate Principal Receivables in the Trust on the last day of the preceding Monthly Period, payable on each succeeding Distribution Date. With respect to any Distribution Date, the Class B Monthly

Servicing Fee will equal one-twelfth of the product of 2.00% per annum and the Class B Investor Interest as of the last day of the preceding Monthly Period; provided that the Class B Monthly Servicing Fee for the first Distribution Date will be an amount equal to seven-thirtieths of the foregoing amounts.

         On the Transfer Date immediately preceding the Class B Scheduled Payment Date, and on each Transfer Date thereafter until the Class B Investor Interest has been reduced to zero, the Servicer or the Trustee acting in accordance with instructions from the Servicer will withdraw all amounts on deposit in the Principal Account, in respect of Collections processed during the preceding Monthly Period and deposit such amounts in the Distri bution Account for distribution to the Class B Certificateholders on the next succeeding Distribution Date, to the extent specified in the Agreement.

         As provided in the Agreement, Principal Collections remain ing after funding of the Required Amounts during the Revolving Period and the Controlled Accumulation Period and Principal Collections remaining after funding of the Controlled Deposit Amount during the Controlled Accumulation Period will be applied as Shared Principal Collections and distributed first to the certificateholders of other Series to the extent of Principal Shortfalls, if any, and then to the Holder of the Exchangeable Seller Certificate. In addition, during the Controlled Accumu lation Period and the Rapid Amortization Period, Shared Principal Collections from other Series available to the Certificates will be applied to pay the Certificateholders to the extent of Princi pal Shortfalls, if any, with respect to Series 1997-2.

         On each Distribution Date beginning with the month following the Monthly Period in which the Rapid Amortization Period commences, the Monthly Total Principal Allocations from the prior Monthly Period along with Shared Principal Collections from other Series, if any, and certain other amounts treated as Available Investor Principal Collections will be distributed to the Class A Certificateholders until the earlier of the date on which the Class A Investor Interest is paid in full and the Series 1997-2 Termination Date and, following the final principal payment to the Class A Certificateholders, to the Class B Certificateholders until the earlier of the date on which the Class B Investor Interest is paid in full and the Series 1997-2 Termination Date.

         Distributions with respect to this Class B Certificate will be made by the Paying Agent by check mailed to the address of the holder of record appearing in the Certificate Register (except for the final distribution in respect of this Class B Certifi cate) without the presentation or surrender of this Certificate or the making of any notation thereon, except that with respect to Certificates registered in the name of the nominee of a Clear-ing Agency, distributions will be made in the form of immediately available funds.

         This Class B Certificate does not represent an obligation of, or an interest in, the Transferor or the Servicer, and neither the Class B Certificates nor the Accounts or Receivables are insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. This Class B Certificate is limited in right of payment to certain collections respecting the Receivables, as more specifically set forth hereinabove and in the Agreement.

         As provided in the Agreement, withdrawals from the Series 1997-2 Investor Accounts may be made upon the instructions of the Servicer from time to time for purposes other than distributions to Class B Certificateholders.

         The Transferor may designate (subject to the terms and conditions of the Agreement) Accounts for deletion and removal from the Accounts previously assigned to and constituting a part of the Trust.

         The Agreement and any Supplement may be amended by the Transferor, the Servicer and the Trustee, without the consent of the Certificateholders of any Series, to cure any ambiguity, to correct or supplement any provision therein which may be inconsistent with any other provision therein, to add any other provisions with respect to matters or questions arising under the Agreement and any Supplement which are not inconsistent with the provisions of the Agreement and any Supplement. The Agreement may be amended from time to time by the Transferor, the Servicer and the Trustee, and without the consent of any Certifi cateholders, to (a) provide for the transfer by the Transferor of its interest in and to all or part of the Accounts in accordance with the provisions of the Agreement and (b) provide for the purchase of Principal Receivables by the Trust at a price which is less than 100% of the outstanding balance thereof, and to provide for the treatment of Collections of Principal Receiv ables, in an amount up to the aggregate amount by which the pur chase price of Principal Receivables as sold thereafter is less than 100%, as Collections of Finance Charge Receivables; provided, however, that any such action may not adversely affect in any material respect the interests of Certificateholders; provided further that the Servicer and the Trustee shall have received notice from the Rating Agency that any such amendment will not result in the reduction or withdrawal of its then-existing rating of the certificates of any Series.

         The Agreement and any Supplement may be amended by the Tran sferor, the Servicer and the Trustee with the consent of the holders of certificates evidencing undivided interests aggregating not less than 66-2/3% of the principal amount of each Series adversely affected, for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of the Agreement or any Supplement or of modifying in any manner the rights of certificateholders of any Series. No such amendment, however, may (a) reduce in any manner the amount of, or delay the timing of, distributions required to be made on such Series, (b) change the definition of or the manner of calculating the interest of any certificateholder of such Series or (c) reduce the aforesaid percentage of undivided interests, the holders of which are required to consent to any such amendment, in each case without the consent of all certificateholders of all Series adversely affected.

         The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney-in-fact duly authorized in writing, and thereupon one or more new Class B Certificates of authorized denomination and for the same aggregate Undivided Interests will be issued to the designated transferee or transferees.

         Pursuant to the Series 1997-2 Supplement, the Transferor has the option (the "Discount Option"), at any time to designate as Finance Charge Receivables a fixed or variable percentage of Receivables in designated Accounts which otherwise would be treated as Principal Receivables. The exercise by the Transferor of the Discount Option will be subject to, among other things, the receipt by the Trustee of written confirmation from each Rating Agency that the exercise of such option will not result in a withdrawal or reduction of its rating of the Certificates. Each Certificateholder by its acceptance of a beneficial interest in a Certificate will be deemed to have consented to the exercise by the Transferor of the Discount Option at such time as the Transferor determines to exercise such option.

         As provided in the Agreement and subject to certain limita tions therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate Undivided Interests, as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

         The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Servicer, the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them or of any such agent shall be affected by notice to the contrary except in certain circumstances de scribed in the Agreement.

         Subject to the prior termination of Series 1997-2, the Agreement provides that the right of the Class B Certificateholders to receive payments from the Trust will termi nate on the Scheduled Series 1997-2 Termination Date. Upon the termination of Trust pursuant to Section 12.1 of the Agreement, the Trustee will assign and convey to the Holder of the Exchangeable Seller Certificate (without recourse, representation or warranty) all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, and Recoveries allocable to the Trust relating thereto and Inter change pursuant to subsections 2.5(k) and (l) of the Agreement. The Trustee will execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be reasonably requested by the Holder of the Exchangeable Seller Certificate to vest in such Holder all right, title and interest which the Trustee had in the Receivables.

         Unless the certificate of authentication hereon has been ex ecuted by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Agreement, or be valid for any purpose.

         IN WITNESS WHEREOF, People's Bank has caused this Class B Certificate to be executed by its duly authorized officer.

                                  PEOPLE'S BANK



                                  By:


Dated:  September 24, 1997

                 Form of Trustee's Certificate of Authentication


         This  is  one  of  the  Class  B   Certificates   referred  to  in  the
within-mentioned Agreement.


                          BANKERS TRUST COMPANY, not in
                          its individual capacity,
                          but solely as Trustee



                          By:
                              (Authorized Officer)

                                                                EXHIBIT 2


                  FORM OF MONTHLY CERTIFICATEHOLDERS' STATEMENT

                                  PEOPLE'S BANK

              PEOPLE'S BANK CREDIT CARD MASTER TRUST, SERIES 1997-2

           MONTHLY CERTIFICATEHOLDERS' STATEMENT FOR MONTHLY PERIOD #




Monthly Period - Beginning Date                            _________

Monthly Period - Ending Date                               _________

Determination Date                                         _________

Distribution Date                                          _________

(Note: Monthly Period numbers found herein refer solely to Series 1997-2 and may not correspond to Monthly Period numbers used for other Series of the Trust.)

21.      Information Regarding Distributions to Certificateholders


21.1     Total amount distributed to Certificateholders
         (per $1,000  Initial Investor Interest)           _________

21.2     Total principal amount distributed to
         Certificateholders  (per $1,000 Initial
         Investor Interest)                                _________



21.3     Total interest  amount  distributed to
         Certificateholders  (Per $1,000 Initial
         Investor Interest)                                _________



22.      Receivables Balances

22.1     Aggregate Principal Receivables in Trust,
         end of period __                                  _________

         (a) Aggregate Principal Receivables in Trust
             on Closing Date                               _________

22.2     Investor Interest, end of period __               _________

         (a)      Investor Interest as of Closing Date     _________

22.3     Investor Interest as a percentage
         of Trust Principal Receivables                    _________

         (a)      Investor Interest as a percentage of
                  Trust Principal Receivables as of the
                  Closing Date                             _________

22.4     Adjusted Investor Interest                        _________

22.5     Floating Investor Percentage                      _________

22.6     Fixed Investor Percentage                         _________

23.      Collections                                       _________

23.1     Aggregate amount of Collections Processed         _________
         during the Monthly Period allocated to
         Certificateholders

B.       Monthly Pay Rate for:

         (i)        Period - 1              _________%
         (ii)       Period - 2              _________%
         (iii)      Period - 3              _________%
         (iv)       Period - 4              _________%
         (v)        Period - 5              _________%
         (vi)       Period - 6              _________%
         (vii)      6 mo. Avg.              _________%

23.2     Principal Collections during the Monthly          _________
         Period allocated to Certificateholders

23.3     Amount by which Controlled Accumulation
         exceeds principal allocated to Investors          _________

23.4     Finance Charge Collections during the Monthly
         Period allocated to Certificateholders            _________


23.5     Annualized Gross Portfolio Yield for:

         (i)        Period - 1              _________%
         (ii)       Period - 2              _________%
         (iii)      Period - 3              _________%
         (iv)       3 mo. avg.              _________%

24.      Delinquent Balances*

                                                     Aggregate      Percentage
                                                     Account        Aggregate
                                                     Balances       Receivables
                                                     ----------     -----------

         24.1     Less than 31 days delinquent       ___________    __________%
         24.2     31 - 60 days delinquent            ___________    __________%
         24.3     61-90 days delinquent              ___________    __________%
         24.4     More than 90 days delinquent       ___________    __________%
         24.5     Total                              ___________    __________%

25.      Default Summary

25.1     Aggregate Investor Default Amount                 _________


                                                     Aggregate      Percentage
                                                     Account        Aggregate
                                                     Balances       Receivables
                                                     ----------     -----------

25.2     Investor default percentage for:

         (i)        Period - 1     _________%
         (ii)       Period - 2     _________%
         (iii)      Period - 3     _________%
         (iv)       3 mo. avg.     _________%

25.3     Investor Charge-Offs

         (i)        Aggregate dollar amount                _________
         (ii)       Per $1,000 of Initial Investor
                    Interest                               _________

25.4     Reimbursed Investor Charge-Offs

         (i)        Aggregate dollar amount                _________
         (ii)       Per $1,000 of Initial Investor
                    Interest                               _________

25.5     Reallocated Principal Collections

         (i)        Aggregate dollar amount                _________
         (ii)       Per $1,000 of Initial Investor
                    Interest                               _________

25.6     Base Rate                                         _________

25.7     Portfolio Yield minus Base Rate for:

         (i)        Period - 1     _________%
         (ii)       Period - 2     _________%
         (iii)      Period - 3     _________%
         (iv)       3 mo. avg.     _________%

26.      Monthly Investor Servicing Fee                    _________

27.      Accumulation Shortfall                            _________

28.1     Principal Funding Investment Proceeds             _________

28.2     Principal Funding Investment Shortfall            _________

29.      Withdrawal from Reserve Account under
         Section 4.6                                       _________

30.      Required Reserve Account Amount                   _________

31.      Available Reserve Account Amount                  _________

32.      Pool Factor                                       _________

33.      Collateral Interest as a Percentage of
         Investor Interest                                 _________


                                    PEOPLE'S BANK, Servicer


                                    By:_______________________


Calculations

         Monthly Pay Rate = Aggregate Collections (excluding Interchange) during the Monthly Period/Aggregate Amount of Receivables at the end of the prior Monthly Period

         Amount by which Controlled Accumulation Amount exceeds Principal allocated to Investors during the Monthly Period = $________ - Principal allocated to Investors

         Gross Portfolio Yield = Finance Charges allocated to Investors during the Monthly Period (including Interchange allocated to Investors and deposited in the Finance Charge Account)/Investor Interest for the prior Monthly Period #_______

Portfolio Yield minus Base Rate - Finance charges allocated to Investors during the Monthly Period (including Interchange allocated to Investors and deposited in the Finance Charge Amount) - Investor Default Amount for the Monthly Period/Investor Interest for the prior Monthly Period - Base Rate.

                                                           EXHIBIT 3


                      FORM OF DTC LETTER OF REPRESENTATION

           BOOK-ENTRY-ONLY COLLATERALIZED MORTGAGE OBLIGATIONS (CMOs)
                        (WITHOUT OWNER OPTION TO REDEEM)/
          OTHER ASSET-BACKED SECURITIES/ AND PASS-THROUGH CERTIFICATES


                            Letter of Representations
                     [To be Completed by Issuer and Trustee]

                     People's Bank Credit Card Master Trust
                                [Name of Issuer]

                              Banker Trust Company
                                [Name of Trustee]


                                                              September 24, 1997
                                                                          [Date]

Attention: General Counsel's Office
The Depository Trust Company
55 Water Street, 49th Floor
New York, NY 10041-0099


     Re: $425,000,000 Floating Rate Class A Asset Backed Certificates, Series 1997-2 $33,750,000 Floating Rate Class B Asset Backed Certificates, Series 1997-2
                               [Issue Description]



Ladies and Gentlemen:

     This letter sets forth our understanding with respect to certain matters relating to the above-referenced issue (the "Securities"). Trustee will act as trustee with respect to the Securities pursuant to an Amended and Restated Pooling and Servicing Agreement, dated as of March 18, 1997 as amended by an Amendment, dated as of September 24, 1997, (the "Document"). J.P. Morgan Securities Inc. is distributing the Securities through The Depository Trust Company ("DTC").

         To induce DTC to accept the Securities as eligible for deposit at DTC, and to act in accordance with its Rules with respect to the Securities, Issuer and Trustee make the following representations to DTC:

     1. Prior to closing on the Securities on September 24, 1997, there shall be deposited with DTC one Security certificate registered in the name of DTC's nominee, Cede & Co., for each stated maturity of the Securities in the face amounts set forth on Schedule A hereto, the total of which represents 100% of the principal amount of such Securities. If, however, the aggregate principal amount of any maturity exceeds $200 million, one certificate will be issued with respect to each $200 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount. Each Security certificate shall bear the following legend:

           Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to Issuer or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC). ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

         2. In the event of any solicitation of consents from or voting by holders of the Securities, Issuer or Trustee shall establish a record date for such purposes (with no provision for revocation of consents or votes by subsequent holders) and shall send notice of such record date to DTC not less than 15 calender days in advance of such record date. Notices to DTC pursuant to this Paragraph by telecopy shall be sent to DTC's Reorganization Department at
(212) 709-6896 or (212) 709-6897, and receipt of such notices shall be confirmed by telephoning (212) 709-6870. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to DTC's Reorganization Department as indicated in Paragraph 4.

         3. In the event of a full or partial redemption, Issuer or Trustee shall send a notice to DTC specifying: (a) the amount of the redemption or refunding; (b) in the case of a refunding, the maturity date(s) established under the refunding; and (c) the date such notice is to be mailed to Security holders or published (the "Publication Date"). Such notice shall be sent to DTC by a secure means (e.g., legible telecopy, registered or certified mail, overnight delivery) in a timely manner designated to assure that such notice is in DTC's possession no later than the close of business on the business day before or, if possible, two business days before the Publication Date. Issuer or Trustee shall forward such notice either in a separate secure transmission for each CUSIP number or in a secure transmission for multiple CUSIP numbers (if applicable) which includes a manifest or list of each CUSIP number submitted in that transmission. (The party sending such notice shall have a method to verify subsequently the use of such means and the timeliness of such notice.) The Publication Date shall be not less than 30 days nor more than 60 days prior to the redemption date or, in the case of an advance refunding, the date that the proceeds are deposited in escrow. Notices to DTC pursuant to the Paragraph by telecopy shall be sent to DTC's Call Notification Department at (516) 227-4039 or (516) 227-4190. If the party sending the notice does not receive a telecopy receipt from DTC confirming that the notice has been received, such party shall telephone (516) 227-4070. Notices to DTC pursuant to this Paragraph by mail or by any other means shall be sent to:

                Manager:  Call Notification Department
                          The Depository Trust Company
                          711 Stewart Avenue
                          Garden City, NY 11530-4719

         4. In the event of an invitation to tender the Securities (including mandatory tenders, exchanges, and capital changes), notice by Issuer or Trustee to Security holders specifying the terms of the tender and the Publication Date of such notice shall be sent to DTC by a secure means in the manner set forth in the preceding Paragraph. Notice to DTC pursuant to this Paragraph and notices of other corporate actions by telecopy shall be sent to DTC's Reorganization Department at (212) 709-1093 or 212 709-1094 and receipt of such notices shall be confirmed by telephoning 212 709-6554. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:

                           Manager:  Reorganization Department
                           Reorganization Window
                           The Depository Trust Company
                           7 Hanover Square, 23rd Floor
                           New York, NY 10004-2695

         5. All notices and payment advices sent to DTC shall contain the CUSIP number of the Securities.

         6. Trustee shall send DTC written notice with respect to the dollar amount per $1,000 original face value (or other minimum authorized denomination if less than $1,000 face value; payable on each payment date allocated as to the interest and principal portions thereof preferably 5 but not less than 2 business days prior to such payment date. Such notices, which shall also contain the current pool factor, any special adjustments to principal/interest rates (e.g. adjustments due to deferred interest or shortfall), and Trustee contact's name and telephone number, shall be sent by telecopy to DTC's Dividend Department at (212) 709-1723, or if by mail or by any other means to:

                           Manager:  Announcements
                           Dividend Department
                           The Depository Trust Company
                           7 Hanover Square, 22nd Floor
                           New York, NY 10004-2695

         7. [Note: Issuer must represent one of the following, and cross out the other:] [The interest accrual period is payment date to payment date.]

         8. Trustee must provide DTC, no later than noon (Eastern Time) on the payment date, CUSIP numbers for each issue for which payment is being sent, as well as the dollar amount of the payment for each issue. Notification of payment details should be sent using automated communications.

         9. Interest payments and principal payments that are part of periodic principal-and- interest payments shall be received by Cede & Co., as nominee of DTC, or its registered assigns in same-day funds, no later than 2:30 p.m. (Eastern Time) on each payment date (in accordance with existing arrangements between Issuer or Trustee and DTC). Absent any other arrangements between Issuer or Trustee and DTC, such funds shall be wired as follows:

                 The Chase Manhattan Bank
                 ABA 021000021
                 For credit to A/C The Depository Trust Company
                 Dividend Deposit Account 066-026776

Issuer or Trustee shall provide interest payment information to a standard announcement service subscribed to by DTC. In the unlikely event that no such service exists, Issuer or Trustee shall provide interest payment information directly to DTC in advance of the interest payment date as soon as the information is available. This information should be conveyed directly to DTC electronically. If electronic transmission is not available, absent any other arrangements between Trustee and DTC, such information should be sent by telecopy to DTC's Dividend Department at (212) 709-1723 or 212 709-1666 and receipt of such notices shall be confirmed by telephoning 212 709-1270. Notices to DTC pursuant to the above by mail or by any other means shall be sent to:

                           Manager:  Announcements
                           Dividend Department
                           The Depository Trust Company
                           7 Hanover Square, 22nd Floor
                           New York, NY 10004-2695

         10. DTC shall receive maturity and redemption payments allocated with respect to each CUSIP number on the payable date in same-day funds by 2:30 p.m. (Eastern Time). Absent any other arrangements between Trustee and DTC, such payments shall be wired as follows:

                 The Chase Manhattan Bank
                 ABA 021000021
                 For credit to A/C The Depository Trust Company
                 Redemption Account 066-027306

in accordance with existing SDFS payment procedures in the manner set forth in DTC's SDFS Paying Agent Operating Procedures, a copy of which has previously been furnished to Trustee.

         The Security certificate(s) shall remain in Agent's custody as a "Balance Certificate" subject to the provisions of the Balance Certificate Agreement between Agent and DTC currently in effect.

         11. DTC shall receive all reorganization payment and CUSIP-level detail resulting from corporate actions (such as tender officer, remarketings, or mergers) on the first payable date in same-day funds by 2:30 p.m. (Eastern
Time). Absent any other arrangements between Trustee and DTC, such payments shall be wired as follows:

                 The Chase Manhattan Bank
                 ABA 021000021
                 For credit to A/C The Depository Trust Company
                 Reorganization Account 066-027608

         12. DTC may direct Issuer or Trustee to use any other number or address as the number or address to which notices or payments of interest or principal may be sent.

         13. In the event of a redemption, acceleration, or any other similar transaction (e.g., tender made and accepted in response to Issuer's or Trustee's invitation) necessitating a reduction in the aggregate principal amount of Securities outstanding or an advance refunding of part of the Securities outstanding, DTC, in its discretion: (a) may request Issuer or Trustee to issue and authenticate a new Security certificate; or (b) may make an appropriate notation on the Security certificate indicating the date and amount of such reduction in principal except in the case of final maturity, in which case the certificate will be presented to Issuer or Trustee prior to payment, if required.

         14. In the event that Issuer determines that beneficial owners of Securities shall be able to obtain certificated Securities, Issuer or Trustee shall notify DTC of the availability of certificates. In such event, Issuer or Trustee shall issue, transfer, and exchange certificates in appropriate amounts, as required by DTC and others.

         15. DTC may discontinue providing its services as securities depositary with respect to the Securities at any time by giving reasonable notice to Issuer or Trustee (at which time DTC will confirm with Issuer or Trustee the aggregate principal amount of Securities outstanding). Under such circumstances, at DTC's request Issuer and Trustee shall cooperate fully with DTC by taking appropriate action to make valuable one or more separate certificates evidencing Securities to any DTC Participant having Securities credited to its DTC accounts.

         16. Issuer: (a) understands that DTC has no obligation to, and will not, communicate to its Participants or to any person having an interest in the Securities any information contained in the Security certificate(s); and (b) acknowledges that neither DTC's Participants nor any person having an interest in the Securities shall be deemed to have notice of the provisions of the Security certificates by virtue of submission of such certificate(s) to DTC.

         17. Nothing herein shall be deemed to require Trustee to advance funds on behalf of Issuer.

               REPRESENTATIONS FOR ERISA-RESTRICTED SECURITIES --

                to be included in DTC Letter of Representations

         Issuer and Agent recognize that DTC does not in any way undertake to, and shall not have any responsibility to, monitor or ascertain whether a transfer of Securities could give rise to a transaction prohibited or not otherwise permissible under the Employee Retirement Income Security Act of 1974 or under Section 4975 of the Internal Revenue Code of 1986. Issuer and Agent acknowledge that: a) so long as Cede & Co. is the sole record owner of the Securities, it shall be entitled to all voting rights in respect thereof and to receive the full amount of all principal, premium, if any, and interest payable with respect thereto; and b) DTC shall treat any DTC Participant having Securities credited to its DTC accounts as entitled to the full benefits of ownership of such Securities even if the crediting of such Securities to the DTC accounts of such Participant results from transfers or failures to transfer in violation of such laws. (The treatment by DTC of the effects of the crediting by it of Securities to the accounts of DTC Participants shall not affect the rights of Issuer or purchasers, sellers, or holders of Securities against any DTC Participant.)

Notes:

A. If there is a Trustee (as defined in this Letter of Representations). Trustee as well as Issuer must sign this Letter. If there is no Trustee in signing this Letter Issuer itself undertakes to perform all of the obligations set forth herein.

B. Schedule B contains statements that DTC believes accurately describe DTC, the method of effecting book-entry transfers of securities distributed through DTC, and certain related matters.

                                 Very truly yours,


                                 People's Bank Credit Card Master Trust
                                 --------------------------------------
                                             (Issuer)

                                 By:
                                    (Authorized Officer's Signature)


                                 Bankers Trust Company
                                 --------------------------------------
                                             (Trustee)


                                 By:___________________________________
                                     (Authorized Officer's Signature)


Received and Accepted:

THE DEPOSITORY TRUST COMPANY


By:_________________________


cc:  Underwriter
     Underwriter's Counsel

                                                                      SCHEDULE A


   $425,000,000 Floating Rate Class A Asset Backed Certificates, Series 1997-2
   ---------------------------------------------------------------------------

   $33,750,000 Floating Rate Class B Asset Backed Certificates, Series 1997-2
   ---------------------------------------------------------------------------



CUSIP Number                  Principal Amount            Maturity Date              Interest Rate
------------                  ----------------            -------------              -------------


710318ALO                     $150,000,000                August 2002                5.78625% from September 24,
Class A Certificates                                      Distribution Date          1997 through October 14, 1997
                                                                                     and LIBOR + 0.13%
                                                                                     thereafter
710318ALO                     $150,000,000                August 2002                5.78625% from September 24,
Class A Certificates                                      Distribution Date          1997 through October 14, 1997
                                                                                     and LIBOR + 0.13%
                                                                                     thereafter
710318ALO                     $125,000,000                August 2002                5.78625% from September 24,
Class A Certificates                                      Distribution Date          1997 through October 14, 1997
                                                                                     and LIBOR + 0.13%
                                                                                     thereafter
710318AM8                      $33,750,000                September 2002             5.98625% from September 24,
Class B Certificates                                      Distribution Date          1997 through October 14, 1997
                                                                                     and LIBOR + 0.33% thereafter

                                                                      SCHEDULE B

                       SAMPLE OFFICIAL STATEMENT LANGUAGE
                       DESCRIBING BOOK-ENTRY-ONLY ISSUANCE
 (Prepared by DTC--bracketed material may be applicable only to certain issues)

         1. The Depository Trust Company "DTC", New York, NY, will act as securities depository for the securities (the "Securities"). The Securities will be issued as fully-registered securities registered in the name of Cede & Co. (DTC's partnership nominee). One fully-registered Security certificate will be issued for [each issue of] the Securities, [each] in the aggregate principal amount of such issue, and will be deposited with DTC. [If, however, the aggregate principal amount of [any] issue exceeds $200 million, one certificate will be issued with respect to each $200 million of principal amount and an additional certificate will be issued with respect to any remaining principal amount of such issue.]

         2. DTC is a limited-purpose trust company organized under the New York Banking Law, a "banking organization" within the meaning of the New York Banking Law, a member of the Federal Reserve System, a "clearing corporation" within the meaning of the New York Uniform Commercial Code, and a "clearing agency" registered pursuant to the provisions of Section 17A of the Securities Exchange Act of 1934. DTC holds securities that its participants ("Participants") deposit with DTC. DTC also facilitates the settlement among Participants of securities transactions, such as transfers and pledges, in deposited securities through electronic computerized book-entry changes in Participants' accounts, thereby eliminating the need for physical movement of securities certificates. Direct Participants include securities brokers and dealers, banks, trust companies, clearing corporations, and certain other organizations. DTC is owned by a number of its Direct Participants and by the New York Stock Exchange, Inc., the American Stock Exchange, Inc., and the National Association of Securities
Dealers, Inc. Access to the DTC system is also available to others such as securities brokers and dealers, banks, and trust companies that clear through or maintain a custodial relationship with a Direct Participant, either directly or indirectly ("Indirect Participants"). The Rules applicable to DTC and its Participants are on file with the Securities and Exchange Commission.

         3. Purchases of Securities under the DTC system must be made by or through Direct Participants, which will receive a credit for the Securities on DTC's records. The ownership interest of each actual purchaser of each Security ("Beneficial Owner") is in turn to be recorded on the Direct and Indirect Participants' records. Beneficial Owners will not receive written confirmation from DTC of their purchase, but Beneficial Owners are expected to receive written confirmations providing details of the transaction, as well as periodic statements of their holdings, from the Direct or Indirect Participant through which the Beneficial Owner entered into the transaction. Transfers of ownership interests in the Securities are to be accomplished by entries made on the books of Participants acting on behalf of Beneficial Owners. Beneficial Owners will not receive certificates representing their ownership interests in Securities, except in the event that use of the book-entry system for the Securities is discontinued.

         4. To facilitate subsequent transfers, all Securities deposited by Participants with DTC are registered in the name of DTC's partnership nominee, Cede & Co. The deposit of Securities with DTC and their registration in the name of Cede & Co. effect no change in beneficial ownership. DTC has no knowledge of the actual Beneficial Owners of the Securities; DTC's records reflect only the identity of the Direct Participants to whose accounts such Securities are credited, which may or may not be the Beneficial Owners. The Participants will remain responsible for keeping account of their holdings on behalf of their customers.

         5. Conveyance of notices and other communications by DTC to Direct Participants, by Direct Participants to Indirect Participants, and by Direct Participants and Indirect Participants to Beneficial Owners will be governed by arrangements among them, subject to any statutory or regulatory requirements as may be in effect from time to time.

         [6. Redemption notices shall be sent to Cede & Co. If less than all of the Securities within an issue are being redeemed, DTC's practice is to determine by lot the amount of the interest of each Direct Participant in such issue to be redeemed.]

         7. Neither DTC nor Cede & Co. will consent or vote with respect to Securities. Under its usual procedures, DTC mails an Omnibus Proxy to Issuer as soon as possible after the record date. The Omnibus Proxy assigns Cede & Co.'s consenting or voting rights to those Direct Participants to whose accounts the Securities are credited on the record date identified in a listing attached to the Omnibus Proxy.

         8. Principal and interest payments on the Securities will be made to DTC. DTC's practice is to credit Direct Participants accounts on payable date in accordance with their respective holdings shown on DTC's records unless DTC has reason to believe that it will not receive payment on payable date. Payments by Participants to Beneficial Owners will be governed by standing instructions and customary practices, as is the case with securities held for the accounts of customers in bearer form or registered in "street name," and will be the responsibility of such Participant and not of DTC. Trustee, or Issuer, subject to any statutory or regulatory requirements as may be in effect from time to time. Payment of principal and interest to DTC is the responsibility of Issuer or Trustee, disbursement of such payments to Direct Participants shall be the responsibility of DTC, and disbursement of such payments to the Beneficial Owners shall be the responsibility of Direct and Indirect Participants.

         [9. A Beneficial Owner shall give notice to elect to have its Securities purchased or tendered, through its Participant, to Trustee [or Tender/Remarketing Agent], and shall effect delivery of such Securities by causing the Direct Participant to transfer the Participant's interest in the Securities, on DTC's records, to Trustee [or Tender/Remarketing Agent]. The requirement for physical delivery of Securities in connection with an optional tender or a mandatory purchase will be deemed satisfied when the ownership rights in the Securities are transferred by Direct Participants on DTC's records and followed by a book-entry credit of tendered Securities to Trustee [or Tender/Remarketing Agent's] DTC account.]

         10. DTC may discontinue providing its services as securities depository with respect to the Securities at any time by giving reasonable notice to Issuer or Agent. Under such circumstances, in the event that a successor securities depository is not obtained, Security certificates are required to be printed and delivered.

         11. Issuer may decide to discontinue use of the system of book-entry transfers through DTC (or a successor securities depository). In that event, Security certificates will be printed and delivered.

         12. The information in this section concerning DTC and DTC's book-entry system has been obtained from sources that Issuer believes to be reliable, but Issuer takes no responsibility for the accuracy thereof.

                                                           EXHIBIT 4

                 FORM OF MONTHLY PAYMENT INSTRUCTIONS TO TRUSTEE


BANKERS TRUST COMPANY
ABA #021001033
A/C 01-419-647
CORPORATE TRUST AND AGENCY GROUP
ATTENTION: LOUIS BODI/KEITH SCHOTT
RE: PEOPLE'S BANK1997-2 FINANCE CHARGE ACCOUNT


ON __________________________________ PLEASE PERFORM THE FOLLOWING TRANSACTIONS PURSUANT TO THE SERIES 1997-2 SUPPLEMENT AND THE AMENDED AND RESTATED POOLING AND SERVICING AGREEMENT DATED AS OF MARCH 18, 1997:

Per Section              Please withdraw           $0.00 from Finance
4.6 (a) (i) &            Charge Account - 22756 and deposit into the
4.6 (d) (vii)            Distribution Account - 22753 to pay Monthly
                         Certificate Interest to Class A Investors.

Per Section              Please withdraw            $0.00 from Finance
4.6 (b) (i) &            Charge Account - 22756 and deposit into the
4.6 (d)                  Distribution Account - 22753 to pay Monthly
(viii)                   Certificate Interest to Class B Investors.

Per Section              Please  withdraw  $0.00 from Finance Charge Account -
4.6 (d) (vi)             22756 and  deposit  into the  Distribution  Account -
                         22753 to pay Collateral Monthly Interest to the Collateral Interest Holder.

Per Section              Please withdraw             $0.00 from
4.6 (a) (ii),            Finance Charge Account - 22756 to pay Monthly
4.6 (b) (ii),            Investor Servicing Fee to People's Bank.
4.6 (c) (i) &
4.6 (d) (vii)

Per Section              Please withdraw              $0.00 from
4.6 (a)                  Finance Charge Account - 22756 to pay
(iii),                   Investor Default Amount to People's
4.6 (c) (iii)            Structured Finance Corp.
&                        4.6 (d) (ix)
4.6 (d) (ix)

Per Section              Please  withdraw  $0.00 from Finance Charge Account -
4.6 (d)                  22756 and wire to People's Structured Finance.
(xvii)

                           AUTHORIZED BY:______________________________
                                          LISA BROOKS, VICE PRESIDENT

                                                           EXHIBIT 5


                    Form of Notification to Trustee Regarding
                 Completion of Required Deposits and Withdrawals


                                  PEOPLE'S BANK

              PEOPLE'S BANK CREDIT CARD MASTER TRUST, SERIES 1997-2


         This is to inform you that on the Transfer Date occurring on _________ we have made all deposits and withdrawals for the Monthly Period beginning on ________ and ending on _________.



                                     ________________________________
                                     Name:
                                     Title:

                                                           EXHIBIT 6


                    Form of Notification to Trustee Regarding
                             Failure to Make Payment


                                  PEOPLE'S BANK

              PEOPLE'S BANK CREDIT CARD MASTER TRUST, SERIES 1997-2


         This is to inform you that we have been unable to make a [payment or deposit] in the amount of __________ for the Monthly Period beginning on ________ and ending on _________. Such payments were to be made from [Account] on _________ and such payment or deposit was to be made to [Person or Account].


                                     ________________________________
                                     Name:
                                     Title: